SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant               [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement      [  ] Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            XCL LTD.
        ------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

                               N/A
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

                            XCL LTD.


DEAR SHAREHOLDER:

      You are cordially invited to attend the Special Meeting in Lieu of Annual Meeting of Shareholders of XCL Ltd. to be held at 10:00 a.m., Central Standard Time, on Wednesday, December 17, 1997, in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana 70508.


     The attached materials include the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders and the Proxy Statement, which contains information concerning the meeting, the nominees for election as members of the Board of Directors, a proposal to amend and restate the Company's Certificate of Incorporation to effect a one-for-fifteen reverse split of the Common Stock of the Company, approval of a proposal to amend and restate the Long Term Stock Incentive Plan, and other relevant matters.


      Management will report on the Company's activities during the last fiscal year and future plans and prospects of the Company, and shareholders will have an opportunity to ask questions about its operations and prospects.


      Shareholder interest in the affairs of the Company is welcomed and encouraged, and it is requested that you please complete, sign, date, and promptly return your proxy in the enclosed envelope. Such action will not limit your right to vote in person if you attend the meeting in person, but will assure your representation if you cannot attend.

                              Sincerely,

                              /s/ Marsden W. Miller, Jr.

                              MARSDEN W. MILLER, JR.
                              Chairman of the Board
                              and Chief Executive Officer

November 20, 1997

                            XCL LTD.
                    (a Delaware corporation)

                 110 Rue Jean Lafitte, 2nd Floor
                   Lafayette, Louisiana  70508

       NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                         OF SHAREHOLDERS

                 To Be Held On December 17, 1997

TO OUR SHAREHOLDERS:

       The Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") of XCL Ltd. (the "Company") will be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, on December 17, 1997 at 10:00 a.m., Central Standard Time, to consider and take action on the following matters:

     1. The election of three Class I directors for three-year terms, each to hold office until the 2000 Annual
          Meeting of Shareholders and until a successor shall have been elected and shall have qualified;


     2. To approve the amendment and restatement of the Company's Certificate of Incorporation to effect a reverse split of the Company's issued and outstanding Common Stock on the basis that each fifteen shares then outstanding will be converted into one share of Common Stock, par value $.01 per share, with a payment in cash in lieu of fractional shares to stockholders who presently own fewer than fifteen shares and certain other nonsubstantive ministerial changes.

     3. To approve the amendment and restatement of the Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

     4. To approve the award of an Appreciation Option to M.W. Miller, Jr.

     5. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on Monday, November 10, 1997 are entitled to notice of and to vote at the Meeting.

      YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS,


                              /s/ Lisha C. Falk

                              LISHA C. FALK
                              Secretary

November 20, 1997

      This document is important and requires your immediate attention. If you are in any doubt as to the action you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other professional advisor immediately.

     If you have sold all of your shares of XCL Ltd. after November 10, 1997, the record date of the Meeting, you should hand this document and accompanying form of proxy to the purchaser or to the agent through whom the sale was effected for transmission to the purchaser.

                            XCL LTD.
  (Incorporated with limited liability in the United States of America under the laws of the State of Delaware)


                        November 20, 1997



Directors:                                Principal Executive Office:
---------                                 --------------------------

M.W. Miller, Jr.* (Chairman of the Board  110 Rue Jean Lafitte, 2nd Floor
  and Chief Executive Officer)            Lafayette, Louisiana 70508
J.T. Chandler*                            USA
David A. Melman*
R. Thomas Fetters, Jr.*
F. Hofheinz*
A.W. Hummel, Jr.*
M. Palliser
F.J. Reinhardt, Jr.*

* U.S. Citizen

                         PROXY STATEMENT
                               FOR
    SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS


Solicitation and Voting of Proxies
----------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of XCL Ltd. (the "Company") to be voted at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, on Wednesday, December 17, 1997, at 10:00 a.m., Central Standard Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and the enclosed form of proxies are first being sent or given to shareholders of record is November 20, 1997.


      The Board of Directors of the Company has fixed the close of business on November 10, 1997 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On November 10, 1997, there were outstanding: 301,960,240 shares of common stock, $.01 par value ("Common Stock") (including 1,042,065 shares held as treasury stock), the holders of which will be entitled to cast one vote per share on each matter submitted to a vote at the Meeting; 991,471 shares of Amended Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series A Preferred Stock"), the holders of which will be entitled to cast one hundred seventy (170) votes per share on each matter submitted to a vote at the Meeting; 44,465 shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock"), the holders of which will be entitled to cast fifty (50) votes per share on each matter submitted to a vote at the Meeting; and 22,318 shares of Series F, Cumulative Convertible Preferred Stock, $1.00 par value ("Series F Preferred Stock"), the holders of which are not entitled to vote at the Meeting. The presence, in person or by proxy, of the holders of issued and outstanding shares of capital stock entitled to cast an aggregate of 235,845,749 votes at the Meeting will constitute a quorum for the transaction of business.

       Proxies   in  the  accompanying  forms  which  are  properly
completed, signed, dated and returned to the Company and not revoked will be voted in accordance with instructions contained therein. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. Accordingly, if no choice is specified, proxies will be voted "FOR" Proposals 1, 2, 3 and 4 set forth in the accompanying forms of proxy.

     Shareholders have 3 choices as to their vote on Proposals 2, 3 and 4 to be voted upon at the Meeting in addition to the election of directors. Shareholders may vote "FOR" such Proposal or vote "AGAINST" such Proposal or "ABSTAIN" from voting by checking the appropriate box. Abstentions and broker non-votes (matters of a non-routine nature as to which brokers holding shares in street name have received no instructions from their clients and, accordingly, do not vote) on Proposal 2 will have the effect of a negative vote since the amendment of the Certificate of Incorporation requires the affirmative vote of holders of a majority of the outstanding shares of voting capital stock entitled to vote on the matter. Abstentions will be counted in the tabulations of votes and broker non-votes will not be counted for the purposes of determining whether Proposals 3 and 4 have been approved since these proposals require the approval of a majority of the votes entitled to be cast by the shares of voting capital stock present at the Meeting, in
person   or  by  proxy,  and  entitled  to  vote  on  the  matters.
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Board of Directors hopes that shareholders will exercise their right to vote rather than abstaining from voting. It is necessary that proxies be signed, dated and returned for all such shares to be voted at the Meeting.

     Each shareholder who executes the enclosed proxy may revoke it at any time prior to its being exercised by delivering written notice to the Secretary of the Company. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting, upon notice to the Secretary, may revoke such proxy and vote in person.

Expenses of Solicitation
------------------------

      The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The solicitations will be made in person and by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies and Proxy Statements as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such materials.

       The Company has retained the services of ChaseMellon Shareholder Services to solicit proxies on behalf of the Company. Services to be performed under the engagement will include consultation with respect to planning and organizing the Meeting, search and distribution of materials, and solicitation of proxies from brokers, banks, nominees and other holders. The fee for this solicitation service is estimated to be approximately $9,500, depending upon the services performed by the soliciting agent and will be paid by the Company, as well as reimbursement of out-of-pocket expenses.

      Further, certain directors, officers and employees of the Company and its financial advisors, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Management
--------------------------------

      The following table sets forth information concerning the shares of the Company's Common Stock owned beneficially by each director and nominee for director of the Company and all directors and officers as a group as of November 10, 1997. As of that date there were 301,960,240 shares of Common Stock issued and outstanding, including 1,042,065 shares held as treasury stock. This table does not include the grants of non-qualified stock options and restricted stock awards being voted on at this Meeting. See Proposal 3 herein. The mailing address for all such individuals is XCL Ltd., 110 Rue Jean Lafitte, 2nd Floor, Lafayette, Louisiana 70508.


                                                Common Stock
                                    --------------------------------
                                       Number                Percent
  Name of Beneficial Owner          of Shares              of Class (5)
  ------------------------          ---------              ------------

Marsden W. Miller, Jr............   9,985,795 (1)(2)(3)       3.24

John T. Chandler.................   3,324,177 (1)(2)(3)       1.10

David A. Melman..................   2,377,742 (2)(3)          0.78

Benjamin B. Blanchet.............          -- (2)(3)           --

Fred Hofheinz....................     100,000 (2)             0.03

Arthur W. Hummel, Jr.............     100,000 (2)             0.03

Sir Michael Palliser.............     100,000 (2)             0.03

Francis J. Reinhardt, Jr.........     652,017 (2)(4)          0.22

R. Thomas Fetters, Jr............     940,500 (2)             0.31

All directors and officers of the
Company as a group (16 persons)..  19,601,171 (2)(3)          6.51

-------------

(1) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John
     T. Chandler. Such shares are also included in Mr. Chandler's holding inasmuch as the option is presently exercisable. For purposes of the total holdings of the group, the shares are included solely in Mr. Miller's share holdings.

(2) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days.

(3) Includes shares of Common Stock which may be acquired pursuant to stock purchase warrants exercisable within 60 days.

(4) Includes 100,000 shares of Common Stock owned by Carl H. Pforzheimer & Co. of which Mr. Reinhardt is a general partner and 200,000 shares owned by Petroleum and Trading Corporation of which Mr. Reinhardt is an officer and director. Mr. Reinhardt disclaims beneficial ownership of the shares owned by Petroleum and Trading Corporation.

(5) Calculated without taking into account the results of the Reverse Stock Split (as hereinafter defined). See "Proposal 2
     - To Amend and Restate the Company's Certificate of Incorporation to Effect A Reverse Stock Split."

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table sets forth as of November 10, 1997, the individuals or entities known to the Company to own more than 5 percent of the Company's outstanding shares of voting securities. As of that date there were 301,960,240 shares of Common Stock, including 1,042,065 shares held as treasury stock; and 941,471 shares of Amended Series A Preferred Stock and 44,465 shares of Series B Preferred Stock issued and outstanding. Except as otherwise indicated, all shares are owned both of record and beneficially and the Percent of Class figure does not reflect the results of the Reverse Stock Split.


                                                        Amended Series A         Series B
                                   Common Stock (1)      Preferred Stock(2)    Preferred Stock (3)
                                  ----------------      ------------------    -------------------
     Name and Address             Number of  Percent     Number of  Percent    Number of  Percent
   of Beneficial Owner            Shares     of Class    Shares     of Class   Shares     of Class
   -------------------            --------   --------    ---------  --------   ---------  --------
China Investment & Development
 Co., Ltd.
16th Floor, No. 563
Chung Hsiao E. Road, Sec. 4
Taipei, Taiwan                 18,265,244 (4)     5.75       --          --      44,465      100

Cumberland Associates
1114 Avenue of the Americas
New York, New York  10036       2,000,000         0.66     187,316       18.89      --        --

KAIM Non-Traditional, L.P.
1800 Avenue of the Stars,
2nd Floor
Los Angeles, California 90026  18,569,965 (5)(6)  5.98     301,463 (7)   30.41     --         --

Mitch Leigh
29 West 57th Street
New York, New York  10019      24,730,000 (8)     7.91        --           --      --         --

_______________
(1) This table includes shares of Common Stock issuable upon conversion of the shares of Amended Series A Preferred Stock, and Series F Preferred Stock. Each share of Amended Series A Preferred Stock is convertible into approximately 170 shares of Common Stock. Each share of Series F Preferred Stock is convertible into approximately 400 shares of Common Stock. The Series F Preferred Stock is non-voting except in certain limited circumstances.

(2) The holders of Amended Series A Preferred Stock are entitled to cast the same number of votes as the shares of Common Stock then issuable upon conversion thereof (currently 170 votes) on any matter subject to the vote of Common Stockholders.


(3) Each share of Series B Preferred Stock is entitled to 50 votes per share.


(4) Includes 3,325,000 shares which are issuable upon exercise of outstanding Class B Warrants and 14,940,244 shares reserved for redemption of the Series B Preferred Stock, which may be issued to or sold on behalf of the holder.


(5)      Includes 9,503,845 shares issuable upon the exercise  of
     outstanding  stock purchase warrants exercisable  within  60 days.


(6) Includes 281,110 shares owned by Richard A. Kayne, a director, CEO and President of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-
     Traditional, L.P. ("KAIM LP"). The shares over which Mr. Kayne has sole voting and dispositive power are held by him directly or by accounts for which he serves as trustee or custodian. The shares over which Mr. Kayne and KAIM LP have shared voting and dispositive power are held by accounts for which KAIM LP serves as investment adviser (and, in some cases as general partner). KAIM LP disclaims beneficial ownership of these shares, except to the extent that these shares are held by it or attributable to it by virtue of its general partner interests in certain limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest in the interest of KAIM LP in such limited partnerships.


(7) Includes 2,127 shares owned by Richard Kayne, a director CEO and President of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-Traditional, L.P. ("KAIM LP") The shares over which Mr. Kayne has sole voting and dispositive power are held by him directly or by accounts for which he serves as trustee or custodian. The shares over which Mr. Kayne and KAIM LP have shared voting and dispositive power are held by accounts for which KAIM LP serves as investment adviser (and, in some cases as general partner). KAIM LP disclaims beneficial ownership of these shares, except to the extent that these shares are held by it or attributable to it by virtue of its general partner interests in certain limited partnerships holding such shares. Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares attributable to him by virtue of his limited and general partner interests in such limited partnerships and by virtue of his indirect interest in the interest of KAIM LP in such limited partnerships.


(8) Includes 7,821,600 shares issuable upon conversion of Series F Preferred Stock; 3,000,000 shares issuable upon the exercise of outstanding stock purchase warrants exercisable within 60 days; and 733,600 shares issuable upon conversion of Series F Preferred Stock owned by Mr. Leigh's wife. Does not include shares and warrants held in custodial and trust accounts for Mr. Leigh's minor children, which Mr. Leigh does not control. Mr. Leigh disclaims beneficial ownership of all shares held by his wife and minor children.



               PROPOSAL 1 - ELECTION OF DIRECTORS

Board of Directors and Committees
---------------------------------

      Under the Certificate of Incorporation, as amended, and the Amended and Restated Bylaws of the Company, the Board of Directors is divided into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of shareholders and to hold office until the end of their term or until their successors have been elected and qualified. The current Class I directors, whose terms of office expire at the Meeting are Messrs. David A. Melman, Sir Michael Palliser and Arthur W. Hummel, Jr., the current Class II directors are Messrs. Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and Francis J. Reinhardt, Jr. and the current Class III directors are Messrs. John T. Chandler and Fred Hofheinz. Mr. Melman, a Class I director, has elected for personal reasons not to stand for reelection as a Class I director.

     The Board held five meetings in 1996. The average attendance by directors at these meetings was 97 percent, and all directors attended 98 percent of the Board and Committee meetings they were scheduled to attend.

      Under Delaware law and the Bylaws, incumbent directors have the power to fill any vacancies on the Board of Directors, however occurring, whether by an increase in the number of directors, death, resignation, retirement, disqualification, removal from office or otherwise. Any director elected by the Board to fill a vacancy would hold office for the unexpired term of the director whose place has been filled; except that a director elected to fill a newly created directorship resulting from an increase in the number of directors, whether elected by the Board or shareholders, would hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until his successor is elected and qualified. If the size of the Board is increased, the additional directors would be apportioned among the three classes to make all classes as nearly equal as possible. On June 5, 1997, Mr. Fetters was appointed to fill the vacancy created by the resignation of Edmund McIlhenny, Jr. as a Class II director.

      Pursuant to the terms of an agreement dated April 17, 1992 between the Company and China Investment & Development Co., Ltd. ("CIDC"), the Company granted to CIDC the right to appoint a nonvoting observer to the Company's Board of Directors so long as CIDC owns at least 16,667 shares of Series B Preferred Stock or their equivalent in Common Stock upon exercise of the Class B Warrants. CIDC has commenced a legal action against the Company in respect of its shares of Series B Preferred Stock as described in greater detail in "Certain Relationships and Related
Transactions" below. The Company is presently in negotiations with CIDC to settle the action.

      There are no arrangements or understandings with any directors pursuant to which he has been elected a director nor are there any family relationships among any directors or executive officers.

      The Company has an Executive Committee, whose 1996 members included Messrs. Miller, Chandler and Melman. The Committee met twice during 1996 and, subject to certain statutory limitations on its authority, has all of the powers of the Board of Directors while the Board is not in session, except the power to declare dividends, make and alter Bylaws, fill vacancies on the Board or the Executive Committee, or change the membership of the Executive Committee. The Company also has a Compensation Committee whose present members are Messrs. Palliser, Hofheinz, Hummel and Reinhardt. The Compensation Committee met once in 1996. It is charged with the responsibility of administering and interpreting the Company's stock option plans; it also recommends to the Board the compensation of employee-directors, approves the compensation of other executives and recommends policies dealing with compensation and personnel engagements. The Company also has an Audit Committee whose present members are Messrs. Hofheinz, Hummel, Palliser and Reinhardt. The Audit Committee met once in 1996. It reviews with the independent auditors the general scope of audit coverage. Such review includes consideration of the Company's accounting practices, procedures and system of internal accounting controls. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors engaged by the Company. The Company has no standing nominating committee, the functions customarily attributable to such committee being performed by the Board of Directors as a whole.

Nominees for Directors and Recommendation of the Board
------------------------------------------------------



     Messrs. Arthur W. Hummel, Jr., Michael Palliser and Benjamin
B. Blanchet, have been nominated by the Board for election as Class I directors, to hold office for three-year terms expiring at the 2000 Annual Meeting of Shareholders, and in all cases until their successors are elected and qualified. Unless authority to vote for election of directors (or for one or all nominees) shall have been withheld in the manner provided in the accompanying proxies, the votes represented by such proxies will be cast for the election of the nominees set forth herein, or for one or more substitute nominees recommended by the Board of Directors in the event that, by reason of contingencies not presently known to the Board of Directors, one or all nominees should become unavailable for election. The affirmative vote of a plurality of the votes cast at the Meeting by shareholders present in person or by proxy, a quorum being present, is required for the election of such directors. The Board of Directors recommends that shareholders vote FOR the nominees for election as Class I directors.

Biographical Information
------------------------

      Set forth below is a brief biographical summary of the nominees for election as directors. Messrs. Arthur W. Hummel, Jr.
and Michael Palliser presently serve as a director.

      ARTHUR W. HUMMEL, JR., seventy-seven years old, a director since April 1994, is the former U.S. Ambassador to the People's Republic of China during the period 1981 to 1985. He has been active in consulting with firms doing business in East Asia, and participating in academic and scholarly conferences in the U.S. and in the East Asia region since his retirement, after thirty five years of service, from the State Department in 1985. He is a member and trustee of many academic, business, and philanthropic organizations involved in international affairs.

      Mr. Hummel was born in China. After education in the U.S. he returned to China prior to Pearl Harbor. After internment by the Japanese for approximately two years, he escaped and fought for approximately three years with Chinese guerrillas behind the Japanese lines in north China until the end of the war.

     He obtained an M.A. (Phi Beta Kappa) in Chinese studies from the University of Chicago in 1949, and joined the State Department in 1950. His early foreign assignments include Hong Kong, Japan and Burma. He was Deputy Director of the Voice of America in 1961-1963; Deputy Chief of Mission of the American
Embassy in Taiwan, 1965-1968; Ambassador to Burma, 1968-1970; Ambassador to Ethiopia, 1975-1976; Ambassador to Pakistan, 1977-1981; and Ambassador to the People's Republic of China, 1981-1985. He was Assistant Secretary of State for East Asia, 1976-1977. He has received numerous professional awards from within and outside the Government.


      SIR MICHAEL PALLISER, seventy-five years old, a director since April 1994, was Chairman of Samuel Montagu & Co. Limited from 1984 to 1993, the London merchant bank which was owned by Midland Bank, of which he was Deputy Chairman from 1987 to 1991, and which is now part of the Hong Kong & Shanghai Banking Corporation. He was Vice Chairman of Samuel Montagu from 1993 to 1996. Mr. Palliser is a former Director of Shell, BAT Industries, Bookers, Eagle Star, and United Biscuits.

     In 1947, he joined the British Diplomatic Service and served in a variety of overseas and Foreign Office posts before becoming head of the Planning Staff in 1964-1966, Private Secretary to the Prime Minister, 1966-1969, Minister in the British Embassy in Paris, 1969-1971, and the British Ambassador and Permanent Representative to the European Communities in Brussels from 1971-1975. He was, from 1975 until his retirement in 1982, Permanent Under-Secretary of State in the Foreign and Commonwealth Office, and Head of the Diplomatic Service. From April to July 1982, he was a special adviser to the Prime Minister in the Cabinet Office during the Falklands War. He was appointed a Member of the Privy Council in 1983. Mr. Palliser, until December 31, 1995 was President of the China-Britain Trade Group and a director of the UK-Japan 2000 Group, and until February 29, 1996, was Deputy Chairman of British Invisibles. Mr. Palliser currently is a member of the Trilateral Commission, a director of the Royal National Theatre, and Chairman of the Major Projects Association, designed to assist in and for the handling of major industrial projects.

      Sir Michael Palliser was educated at Wellington College and
Merton  College, Oxford.  He saw wartime service in  the  British
Army with the Coldstream Guards.

      BENJAMIN B. BLANCHET, forty-four years old, is Executive Vice President of the Company. Prior to joining the Company in August 1997, and since 1983, he was a partner in the law firm of Gordon, Arata, McCollam & Duplantis, L.L.P. in its Lafayette, Louisiana office. During that time, he practiced in the areas of commercial litigation, corporate mergers and acquisitions, oil and gas transactions, secured financings, securities, tax and international law matters. Since 1985, he has provided substantial legal services to the Company, and has been the Company's lead attorney in China. During that period, Mr. Blanchet's activities in the Company's China operations have become more oriented to management responsibilities than legal ones. He served on the Management Committee of Gordon, Arata, McCollam & Duplantis, L.L.P. from 1991 to 1997 and as the
Managing Partner of the firm for four years from 1992 through 1995. He practiced law with the firm of Monroe & Lemann in New Orleans from 1978 through 1983. He is a member of the Louisiana Bar and admitted to practice before the United States Tax Court. Mr. Blanchet holds a B.A. degree, with highest distinction, from the University of Southwestern Louisiana and a J.D., cum laude, from Harvard Law School.

       The   following  pages  contain  biographical  information
concerning the directors whose terms of office will not expire in 1977.

      MARSDEN W. MILLER, JR., fifty-six years old, Chairman, has been Chief Executive Officer and a director since the Company's incorporation in 1981. He has engaged in the independent domestic and international oil business since 1964 on an individual basis, as a stockholder and officer in several companies and as a practicing attorney. In addition to the U.S. and China, he has been involved in various aspects of the oil business in Southeast Asia, Africa, Europe, South America, several former Soviet Republics and Canada. Mr. Miller graduated from Louisiana State University in 1964.

      JOHN T. CHANDLER, sixty-five years old, is President of the Company and Chairman and Chief Executive Officer of XCL-China Ltd., a wholly owned subsidiary of the Company responsible for the Company's operations in the PRC. He joined the Company in June 1982, becoming a director in May 1983. From 1976 until he joined the Company, he was the Managing Partner of the Oil and Gas Group of GSA Equity, Inc., New York and director of Executive Monetary Management, Inc., the parent company of GSA Equity, Inc. From 1972 to 1976, he was director and Vice President of Exploration and Production of Westrans Petroleum, Inc. and a director of a number of its subsidiaries. During 1971 and 1972, he was a petroleum consultant and manager of the oil department of Den Norske Creditbank in Oslo, Norway. Mr. Chandler was Vice President and Manager of the Petroleum Department of the Deposit Guaranty National Bank in Jackson, Mississippi from 1969 to August 1971 and, from 1967 to February 1969, was a petroleum engineer first for First National City Bank and then The Bank of New York. From March 1963 to July 1967, he was employed by Ashland Oil and Refining Company as a petroleum engineer. From 1959 to 1963, he held the same position with United Producing Company, Inc., which was acquired by Ashland Oil.

      Mr. Chandler graduated from the Colorado School of Mines with a Professional degree in petroleum engineering and is a Registered Professional Engineer in the States of Colorado and Texas, a member of the Society of Petroleum Evaluation Engineers and a member of AIME.

      FRED HOFHEINZ, fifty-nine years old, is an attorney at law in Houston, Texas. From 1984 to 1987, he served as President of Energy Assets International Corporation, a fund management company, now a subsidiary of Torch Energy Advisors, then served as a consultant to Torch Energy Advisors until 1989. Mr. Hofheinz also served as the Mayor of Houston, Texas from 1974 to 1978. He, along with his family, developed the Astrodome in Houston, and owned the Houston Astros baseball team until 1974. He is founder and director of United Kiev Resources, Inc., an oil and gas production company operating in the Republic of the Ukraine in the name of its wholly owned subsidiary, Carpatsky Petroleum Company. Mr. Hofheinz earned a Ph.D. degree in Economics from the University of Texas and his law degree from the University of Houston. He has been a director since March 21, 1991.

      FRANCIS J. REINHARDT, JR., sixty-seven years old, is a partner in the New York investment banking firm of Carl H. Pforzheimer & Co. Mr. Reinhardt has been a partner in the firm for 30 years and has held various positions, specializing in independent oil and gas securities, mergers and acquisitions, placements participation and institutional sales since 1956. Mr. Reinhardt holds a B.S. degree from Seton Hall University and received his M.B.A. from New York University. Mr. Reinhardt is a member of the New York Society of Security Analysts, is a member of and has previously served as president of the Oil Analysts Group of New York, is a member and past president of the National Association of Petroleum Investment Analysts and is a member of the Petroleum Exploration Society of New York. Mr. Reinhardt also serves as a director of Mallon Resources Corporation, a NASDAQ traded petroleum and mining company, as well as several privately held companies. Mr. Reinhardt has been a director since December 11, 1992.

      R.  THOMAS  FETTERS,  JR.,  fifty-eight  years  old  is  an independent oil and gas consultant. He has over 25 years of exploration, production and management experience, both domestic and foreign. From 1995 to 1997 Mr. Fetters was Senior Vice President of Exploration of National Energy Group, Inc., Dallas, Texas, and from February 1990, until September 1995, he was Vice President of Exploration of XCL Ltd., and President of XCL-China, Ltd. During 1989, until joining the Company, he served as
Chairman and Chief Executive Officer of Independent Energy Corporation. From 1984 to 1989, he served as President and Chief Executive Officer of CNG Producing Company in New Orleans, Louisiana, and from 1983 to 1984 as General manager of the Planning and Technology Division of Consolidated Natural Gas Service Co. in Pittsburgh, Pennsylvania. From 1966 to 1983, he served in various positions, from Geologist to Exploration Manager, with several divisions of Exxon, primarily in the Gulf Coast region of the U.S. and internationally, in Malaysia and Australia. Mr. Fetters holds B.S. and M.S. degrees in geology from the University of Tennessee.

Executive Management
--------------------

     Set forth below are brief biographical summaries of members of executive management who do not serve as directors of the Company.

      DANNY M. DOBBS, fifty-two years old, is the Executive Vice President and Chief Operating Officer of the Company. Mr. Dobbs previously served as Vice President-Exploration of XCL Exploration & Production, Inc., a wholly owned subsidiary of the Company, having joined the Company in 1985 as Senior Exploration Geologist. From 1981 to 1985 Mr. Dobbs was a consulting geologist. From 1976 to 1981, he held the position of Exploration Geologist in the South Louisiana District for Edwin L. Cox in Lafayette, Louisiana. He served in various geologic positions with Texaco, Inc. from 1971 to 1976 where his experience encompassed management, structural and stratigraphic mapping, coordination of seismic programs and budget evaluation and preparation. Mr. Dobbs holds B.S. and M.S. degrees in geology from the University of Alabama, Tuscaloosa, Alabama.

      STEVEN B. TOON, forty-nine years old, is Chief Financial Officer of the Company since October 6, 1997. Prior to joining the Company, Mr. Toon provided consulting services to the Company beginning in June 1997. Since 1995 he has been engaged in private consulting/CPA practice with various clients in the energy and services sectors in Houston. During the last six months of 1994, he served as Chief Financial Officer of Xavier Mines,Ltd. He was Chief Financial Officer of Lend Lease Trucks, Inc. prior to the sale of its assets to Ryder System Inc. in mid-1994. From 1977 until 1992, Mr. Toon served as Vice President Finance and Treasurer of United Energy Resources, Inc. and United Gas Pipe Line Company. From 1971 to 1977, he was a Vice President in Bank of America's World Banking Division. Mr. Toon holds a B.B.A. degree from the University of Houston, an M.B.A. degree from California State University, Fullerton and is a certified public accountant

     RICHARD K. KENNEDY, forty-three years old, is Vice President of Engineering and is responsible for certain engineering aspects of the Company's oil and gas operations. From 1987, until he joined the Company in 1989, he was an operations engineer for Wintershall Corporation. From 1981 to 1986 he was with Borden Energy, originally as a petroleum engineer and later as regional operations manager. From 1979 to 1981, Mr. Kennedy was employed with Marathon Oil Company as a reservoir engineer, then as a drilling engineer. He was employed with Shell Oil Company as a petroleum engineer and reservoir engineer from 1977 to 1979. Mr. Kennedy graduated from Louisiana Tech University with a B.S. degree in petroleum engineering. He is a registered professional engineer in the State of Louisiana and a member of the Society of Petroleum Engineers.

     HERBERT F. HAMILTON, sixty-one years old, is Vice President Operations of XCL-China Ltd., having joined the Company in 1995. Mr. Hamilton has more than 30 years of experience in the fields of engineering, construction, construction management and consulting on heavy civil works, offshore platforms, submarine pipelines and construction equipment in over 35 countries. From 1990 to 1993, Mr. Hamilton served as Senior Project Manager for Earl and Wright in Houston, Texas. From 1993 to 1994, he served as President and a consultant to Planterra, Inc. in Houston, Texas and from 1994 until joining the Company, he was an independent consultant. Mr. Hamilton is a Registered Professional Engineer and holds a B.S. in Architectural Engineering from the University of Texas at Austin.

Compliance with Section 16(a) Filing Requirements
-------------------------------------------------

      To the Company's knowledge, instances of failure to file reports with respect to reportable transactions during the year ended December 31, 1996, as required by Section 16(a) of the Exchange Act are as follows:



                       Reports      Number of   Known Failure    Number
Reporting Person      Filed Late  Transactions  to File Form  Transactions
----------------      ----------  ------------  ------------  ------------

M. W. Miller, Jr.     Form 4            7             -             -

     All other reporting persons who are officers or directors of the Company have provided the Company with written representations that no Form 5 filing was required in that all reportable transactions were timely filed on the appropriate forms.

Executive Compensation
----------------------

      The following table sets forth information regarding the total compensation of the Chief Executive Officer and each of the four most highly compensated executive officers of the Company at the end of 1996, as well as the total compensation paid to each such individual for the Company's two previous fiscal years. Each of the named individuals has held his/her respective office throughout the entire fiscal year.

<CAPTION.
                         Summary Compensation Table

                                                                        Long Term Compensation
                                                                ---------------------------------------
                                Annual Compensation                    Awards              Payouts
                            ----------------------------------  -------------------- ------------------
          (1)                                  (2)     (3)         (4)        (5)
                                                      Other     Restricted
       Name and                                      Annual      Stock     Options/  LTIP    All Other
       Principal                     Salary  Bonus   Compen-     Awards      SARs   Payout   Compen-
       Position             Year       ($)     ($)   sation ($)     ($)        (#)     ($)    sation ($)
---------------------       ----     ------  -----   ----------  --------   -------  ------  -----------
Marsden W. Miller, Jr.      1996     150,000    -        -          -           -       -        -
Chairman and                1995     150,000    -        -          -           -       -        -
Chief Executive Officer     1994     150,000    -        -          -       1,625,000   -        -
                                                                            1,875,000
                                                                              525,000

John T. Chandler (6)(7)     1996     150,000    -        -          -           -       -        -
 President; Chairman and    1995     150,000    -        -          -         120,000   -        -
 Chief Executive Officer    1994     150,000    -        -          -         470,000   -        -
 of XCL-China, Ltd.                                                         1,025,000
                                                                              100,000

David A. Melman (8)         1996     150,000    -        -          -           -       -        -
Executive Vice President,   1995     150,000    -        -          -         300,000   -        -
General Counsel and         1994     150,000    -        -          -         470,000   -        -
 and Secretary                                                              1,025,000
                                                                              100,000

Danny M. Dobbs (9)          1996     135,000    -        -          -          97,000   -        -
Executive Vice President    1995     116,250    -        -          -           -       -        -
 and Chief Operations       1994     110,000    -        -          -         148,000   -        -
 Officer

Herbert F. Hamilton (10)    1996     144,000    -        -          -           -       -        -
Executive Vice President    1995      98,800    -        -          -         200,000   -        -
  Operations, XCL-China     1994        -       -        -          -           -       -        -

___________

(1) Prior to April 1, 1994, each executive was employed under an agreement with the Company which provided that if his/her employment was terminated prior to the agreement's termination under certain circumstances he/she would receive compensation for 30 months. Such employment agreements were surrendered, effective April 1, 1994, in exchange for stock purchase warrants (see "Employment Agreements; Termination of Employment and Change-in-Control Arrangements" below).

(2)      Effective March 30, 1994, the Management Incentive  Plan
     was terminated.
(3) Excludes the cost to the Company of other compensation that, with respect to any above named individual, does not exceed the lesser of $50,000 or 10 percent of such individual's salary and bonus.
(4) Although the Company's Long Term Stock Incentive Plan permits grants of restricted stock and stock appreciation rights, no grants of those incentive awards have been made prior to 1997. See Proposal 3 - "Awards to Management" below.

(5) The first amount represents awards of stock options granted under the Company's Long Term Stock Incentive Plan. The second amount represents the number of five-year stock purchase warrants, received upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment with the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share. The third number represents five-year stock purchase warrants, received for each dollar of salary reduction for the 15-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements; Termination of Employment and Change-in-Control Arrangements" below.) See also Proposal 3 - "Awards to Management" below.

 (6) XCL-China Ltd. is a wholly owned subsidiary of the Company which manages the Company's operations in China.
 (7) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994. See also Proposal 3 - "Awards to Management" below.
 (8) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in
     December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March 1995. See also Proposal 3 - "Awards to Management" below.
 (9) Mr. Dobbs was granted 97,000 options to replace options granted in 1985 which expired unexercised in December 1995. See also Proposal 3 - "Awards to Management" below.
 (10) Mr. Hamilton commenced employment with the Company on April 24, 1995. As part of his employment package he was awarded 200,000 options.

Stock Options
-------------

      The Company currently maintains three stock option plans which were adopted by shareholders at various times commencing in 1985. All of the plans are administered by the Compensation Committee and provide for the granting of options to purchase shares of Common Stock to key employees and directors of the Company, and certain other persons who are not employees of the Company but who from time to time provide substantial advice or other assistance or services to the Company.

      The most recent stock option plan was adopted on June 2, 1992 by shareholders who approved the Long Term Stock Incentive Plan ("1992 LTSIP"). The 1992 LTSIP was adopted with the view of conforming the Company's plans to certain regulatory changes adopted by the SEC and affording holders of previously granted options the opportunity to exchange their options for equivalent options under the 1992 LTSIP. By action of the Board of Directors, effective June 1, 1997, the 1992 LTSIP was amended and restated, subject to approval by the shareholders. See "Proposal 3 - Approval of Long Term Stock Incentive Plan as Amended and Restated Effective as of June 1, 1997" below, for details of the proposed amendments to the Company's LTSIP being voted on at this Meeting and certain grants of incentive awards in 1997 to certain members of management made thereunder.

      The 1992 LTSIP authorizes the Compensation Committee to grant stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs"), options which do not qualify under such tax provision ("NSOs"), "ROs" (i.e., the granting of additional options, where an employee exercises an option with previously owned stock, covering the number of shares tendered as part of the exercise price), "RSAs" (i.e., stock awarded to an employee that is subject to forfeiture in the event of a premature termination of employment, failure of the Company to meet certain performance objectives or other conditions), "PUs" (i.e., share-denominated units credited to the employee's account for delivery or cash-out at some future date based upon performance criteria to be determined by the Compensation Committee) and "tax withholding" (i.e., where the employee has the option of having the Company withhold shares on exercise of an award to satisfy tax withholding requirements).

      The 1992 LTSIP also formally incorporates resolutions previously adopted by the Board regarding one-time grants of NSOs covering 100,000 shares to each new nonemployee director upon his taking office.

       The Compensation Committee develops administration guidelines from time to time which define specific eligibility criteria, the types of awards to be employed, and the value of such awards. Specific terms of each award, including minimum performance criteria which must be met to receive payment, are provided in individual award agreements granted each award recipient. Key employees and other individuals who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to participate under the Plan. Award agreements generally contain change-in-control provisions.

      Under the 1992 LTSIP, the Compensation Committee determines the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair market value of the Common Stock on the date of grant. Such "fair market value" is the average of the high and low prices of a share of Common Stock traded on the relevant date, as reported on the American Stock Exchange, or other national securities exchange or an automated quotation system.

     On July 1, 1994, the shareholders approved amendments to the 1992 LTSIP to increase the number of shares reserved for issuance under the Plan by an additional 1,500,000 shares to an aggregate of 16.5 million and corresponding amendment to the Plan increasing the limitation on the total number of shares subject to options that can be granted to directors to 13,200,000 of which 3,300,000 shares may be granted to nonemployee directors. At the same time, shareholders ratified the conditional grant of options to acquire 3,076,500 shares, made by the Board of Directors on March 30, 1994, to various executive officers and directors. In 1994, additional options totaling 1,820,183 were awarded to nonexecutive officers, employees and consultants of the Company.

      See Proposal 3, for details of the proposed amendments to the Company's 1992 LTSIP being voted on at this Meeting.

      The closing price of the Company's Common Stock on the American Stock Exchange, Inc. (the "Exchange") on November 10,
1997 was $0.5625 per share.

      The following tables set forth, for those persons named in the "Summary Compensation Table" information on stock options granted during 1996 and all stock options outstanding as of December 31, 1996. See Proposal 3 - "Awards to Management" for details regarding certain awards to members of management, including the individuals listed below, made pursuant to the 1997 LTSIP Restatement (as hereinafter defined), subject to shareholder approval, none of which are reflected in the following tables.

              Option/SAR Grants in Last Fiscal Year




                                                                  Potential Realizable Value
                                                                    at Assumed Annual Rates
                                                                  of Stock Price Appreciation
                               Individual Grants                        for Option Term
                   ---------------------------------------------  ---------------------------------
     (a)            (b)       (c)              (d)         (e)                  (f)          (g)

                           % of Total
                            Options/
                              SARs
                            Granted to
                  Options/ Employees in   Exercise or
                    SARs      Fiscal       Base Price  Expiration
    Name          Granted    Year (3)      ($/Share)     Date       0% ($)     5% ($)      10% ($)
    ----          -------   ------------  -----------  ----------  --------   --------    ---------
M.W. Miller, Jr      -         0%              -           -           -         -            -
J.T. Chandler        -         0%              -           -           -         -            -
D.A. Melman          -         0%              -           -           -         -            -
D.M. Dobbs        97,000(1)    40%           $1.25      4/10/06   (90,937.50) (71,874.13) (42,627.18)
H.F. Hamilton        -         0%              -           -           -         -            -

__________________
(1) Mr. Dobbs was granted 97,000 options to replace options granted in 1985 which expired unexercised in December 1995.

                      Aggregated Option/SAR Exercises In Last Fiscal Year
                              and Fiscal Year-End Option/SAR Values

(a)                      (b)       (c)               (d)                     (e)

                                                Number of Securities          Value of Unexercised
                        Shares                 Underlying Unexercised            in-the-Money
                       Acquired                   Options/SARs at              Options/SARs at
                          on        Value        Fiscal Year-End (#)          Fiscal Year End (#)
                       Exercise   Realized   ---------------------------  --------------------------
      Name                (#)        ($)     Exercisable   Unexercisable  Exercisable  Unexercisable
      ----             --------   --------   -----------   -------------  -----------  -------------
Marsden W. Miller, Jr.     -          -     5,025,000 (1)         -            -            -
                           -          -     2,400,000 (2)         -            -            -
John T. Chandler           -          -     1,130,000 (1)         -            -            -
                           -          -     1,125,000 (2)         -            -            -
David A. Melman (4)        -          -     1,130,000 (1)         -            -            -
                           -          -     1,125,000 (2)         -            -            -
Danny M. Dobbs             -          -       336,333 (1)      64,667          -            -
                           -          -       582,000 (2)         -            -            -
Herbert F. Hamilton        -          -       133,333 (1)      66,667          -            -

___________
(1)      Represents options exercisable under the Company's Stock
     Option Plans at December 31, 1996.

(2) Represents the aggregate number of five-year stock purchase warrants, received (a) upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share, and (b) for each dollar of salary reduction for the 15-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements; Termination of Employment and Change-in-Control Arrangements" below.)

(3) At December 31, 1996, the Company's Common Stock price was lower than the option exercise prices.
(4) Mr. Melman is not standing for reelection as a director of the Company.


      These  options  were all awarded under the Company's  Stock
Option  Plans  described  above.  See Proposal  3  -  "Awards  to
Management" for descriptions of grants made in 1997 pursuant to the 1997 LTSIP Restatement (as hereinafter defined).


Section 401(k) Plan
-------------------

      In 1989, the Company adopted an employee benefit plan under
Section 401(k) of the Internal Revenue Code for the benefit of employees meeting certain eligibility requirements. The Company has obtained a favorable determination from the Internal Revenue Service regarding the tax-favored status of the 401(k) plan. Employees can contribute up to 10 percent of their compensation. The Company, at its discretion and subject to certain limitations, may contribute up to 75 percent of the contributions of each participant. The Company has not made contributions to the 401(k) plan since December 31, 1991.

Compensation of Directors and Other Arrangements
------------------------------------------------

      The Company reimburses its directors for their travel and lodging expenses incurred in attending meetings of the Board of Directors. Effective January 1, 1990, directors (other than Messrs. Hummel and Palliser and those directors who are officers of the Company) are being paid an annual retainer of $18,000 plus a fee of $1,000 for each Board meeting attended. In addition, such directors were paid a fee of $1,000 for each committee meeting attended.

      In April 1994, the Company entered into separate consulting agreements with Messrs. Hummel and Palliser, upon their becoming directors. Each of the agreements is terminable by each of the parties thereto upon written notice and provides that the individuals will render consulting services to the Company in their respective areas of expertise. Pursuant to the terms of the agreements, both directors are entitled to receive compensation at the rate of $50,000 per annum, which includes the compensation they would otherwise be entitled to receive as directors and for attending meetings of the Board. In addition, pursuant to the terms of the 1992 LTSIP, Messrs. Hummel, Palliser, Reinhardt and Hofheinz, each a non-employee director, were granted stock options for 100,000 shares of Common Stock exercisable at prices ranging from $1.25 to $2.106 per share at such time as they became directors.


      In June 1997, the Company entered into a consulting agreement with Mr. Fetters, a director of the Company. The agreement is for a one year term ending July 31, 1998, thereafter to continue on a month to month basis. The agreement may be terminated by either party on thirty days written notice. Pursuant to the terms of the agreement Mr. Fetters is to consult with the Company on all aspects of the Company's exploration, development and production projects. For his services Mr. Fetters is to receive $30,000 per annum, which is in addition to the compensation he receives as a director for attending meetings of the Board. In addition to the above compensation Mr. Fetters is entitled to receive a finder's fee on certain specifically identified projects.

      Effective June 1, 1997, each of Messrs. Melman, Hummel, Palliser, Reinhardt, Hofheinz and Fetters were granted nonqualified stock options to purchase 1,000,000 shares of Common Stock exercisable at $0.25 per share under the 1997 LTSIP Restatement, subject to shareholder approval of such plan. See Proposal 3 herein.

      Benjamin  B.  Blanchet, in his capacity as  Executive  Vice
President, is entitled to a salary of $80,000 per year for up to 80 hours per month of services.


      Effective August 1, 1997, the Company entered into a Services Agreement with Mr. Blanchet. The Agreement is terminable by either party at any time without cause. Under the Agreement, Mr. Blanchet is engaged to act as counsel to the Company to perform such services as the Company may request of him in that capacity from time to time. In general, compensation for services under the Services Agreement will be at the rate of $175 per hour for up to 80 hours per month. Also, under the Services Agreement, the Company has agreed to provide Mr. Blanchet with office space, supplies, secretarial assistance, a library allowance, professional liability insurance, reimbursement for continuing legal education expenses and bar dues. Under the Services Agreement, Mr. Blanchet may, except as prohibited by law or the Louisiana Rules of Professional
Responsibility, represent other clients and engage in business for his own account.


      In connection with his employment by the Company, Mr. Blanchet received from the Company a $100,000 loan to replace benefits that he forfeited when he withdrew as a partner of Gordon, Arata, McCollam & Duplantis, L.L.P. to become Executive Vice President of the Company. The loan is to be repaid over eight years from annual bonus payments equal to interest, at the rate of 6.5% per annum, plus one-eighth of the original principal balance to be paid by the Company to Mr. Blanchet each year and shall be forgiven in its entirety if (i) the Company shall fail to pay timely any such bonus payment, shall breach the Services Agreement or shall terminate his employment without "cause" or
(ii) Mr. Blanchet terminates his employment with "good reason," in either case as such terms are defined in the note evidencing such loan.


      During 1996 all regular employees were provided health insurance, a portion of the premium for which is paid by the Company, and life and disability insurance based upon a factor of the employee's base salary.

Employment Agreements; Termination of Employment and
Change-in-Control Arrangements
-----------------------------------------------------

      Effective April 1, 1994, Messrs. M.W. Miller, Jr., J.T. Chandler, D.A. Melman and D.M. Dobbs, in their capacities as executive and administrative officers of the Company and its various subsidiaries, agreed to surrender their employment agreements in consideration of the issuance of five-year warrants to purchase Common Stock at an exercise price of $1.25 per share, subject to customary anti-dilution adjustments. The number of warrants issued to such individuals was determined based upon a formula whereby each of the individuals was offered a warrant to purchase, based upon the length of time of employment with the Company, a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her agreement). Accordingly, Mr. Miller received warrants to purchase 1,875,000 shares; Mr. Chandler, 1,025,000 shares; Mr. Melman, 1,025,000 shares and Mr. Dobbs, 575,000 shares.

      Effective January 1, 1989, the Company adopted a policy addressing severance upon separation from the Company. Under this policy benefits due upon a "change-in-control" as therein defined, range from three months salary for employees with less than one year of service to 24 months salary for employees with more than 10 years of service.

Report on Repricing of Options/SARs
------------------------------------

      During the fiscal year ended December 31, 1996, there were no repricings of stock options awarded to any of the named executive officers.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      For the year ended December 31, 1996, the following nonexecutive directors of the Company, served as members of the Compensation Committee of the Board of Directors: Messrs. M. Palliser (Chairman), A.W. Hummel, Jr., F. Hofheinz and F.J. Reinhardt, Jr. None of the members of the Compensation Committee were formerly, nor are any members currently, officers or employees of the Company or any of its subsidiaries.

     Compensation Committee Report on Executive Compensation
     -------------------------------------------------------

      The Compensation Committee of the Board of Directors ("Committee") establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and certain other managers, and administers the Stock Option Plans and Long Term Stock Incentive Plan. The Committee currently consists of four independent, non-employee directors: Messrs. Fred Hofheinz, who serves as Chairman, Michael Palliser, Arthur W. Hummel, Jr. and Francis J. Reinhardt, Jr.

Compensation Policies and Philosophy
------------------------------------

      The Committee has determined that the compensation program of the Company should not only be adequate to attract, motivate and retain executives, key employees and other individuals who the Company believes may make significant contribution to the Company's results, but should also be linked to the value delivered to shareholders as reflected in the price of the Company's Common Stock.

      The  Committee  believes  that  the  cash  compensation  of executive officers, as well as other key employees, should be competitive with other similarly situated companies while, within the Company, being fair and discriminating on the basis of personal performance. In general, in establishing total cash compensation for its executives, the Committee has taken into account the median cash compensation of executives employed by competitors including some of the companies reflected in the peer group identified in the Performance Graph found on page 20, which the Committee believes represent the Company's most direct competition for executive talent. The Committee receives recommendations from management as to executive compensation and, in light of the Company's performance and the economic conditions facing the Company, determines appropriate compensation levels for recommendation to the Board of Directors. The Committee does not assign relative weights to individual factors and criteria used in determining executive compensation and does not use quantifiable targets in determining compensation. For 1996, the Company did not retain the services of a compensation consulting firm.

      Awards of stock options are intended both to retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results and to motivate them to improve long-term stock market performance. Generally, options are granted at or above the prevailing market price and will have value only if the price of the Company's Common Stock increases. Generally, options have a term of 10 years and vest one-third six months after grant, one-third one year after grant and the remaining one-third two years after grant.

      Effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally denies a tax deduction to any publicly held corporation for compensation that exceeds $1 million paid to certain senior executives in a taxable year, subject to an exception for "performance-based compensation" as defined in the Code and subject to certain transition provisions. Gains on the exercise of nonqualified stock options granted through December 31, 1994, will be tax deductible under the transition rules. Restricted stock awards by definition granted after February 17, 1993, are not deductible. At present the Committee does not intend to recommend amendment to the Stock Option Plans to meet the restrictive requirements of the Code.

      The Committee believes that annual incentive awards should be commensurate with performance. It further believes that in order to meet this objective it needs to have the ability to exercise its judgment or discretion to evaluate performance against qualitative criteria. It is the Committee's opinion that the benefits to the Company of the use of a qualitative approach to the compensation of senior executives such as the Chairman outweigh the nonmaterial loss of a portion of the deductions associated with that compensation.

     On March 20, 1997, the Committee reviewed the Company's 1996 financial results and 1996 nonfinancial goals and determined to await further developments in the Company's intended financing program prior to assessing management's accomplishments.

Company Performance and Chief Executive Officer Compensation
------------------------------------------------------------

       The   Committee,   in  connection  with  determining   the
appropriate  compensation for Marsden W.  Miller,  Jr.  as  Chief
Executive Officer ("CEO"), took into account the financial condition of the Company, including its liquidity requirements. It determined that the CEO had been successful in disposing of assets and raising capital throughout the year. However, taking into consideration the current cash position and near-term requirements, the Committee determined that cash was unavailable for either salary increase or bonus.

Compensation of Other Executive Officers
----------------------------------------

      The Committee, in consultation with the CEO, applied the information and other factors outlined above in reviewing and approving the compensation of the Company's other executive officers.

March 20, 1997                         COMPENSATION COMMITTEE

                                   Fred Hofheinz , Chairman
                                   Arthur W. Hummel
                                   Michael Palliser
                                   Francis J. Reinhardt, Jr.

Subsequent Compensation Adjustments
------------------------------------

      Since the date of the Compensation Committee Report, the Company circumstances have improved as a result of the successful drilling results on the Zhao Dong Block in the Bohai Bay in China during the last three and one-half years, the fact that the Company has been informed that it will be offered additional exploration and development contracts in China, and the successful placement in May, 1997 of $100 million of Preferred Stock and Senior Secured Notes, the proceeds of which will now permit the Company to commence achieving its objectives in China. In recognition of the efforts and sacrifices of management that have enabled the Company to achieve such results, and the need to retain existing management, all as described in greater detail in "Proposal 3 - Approval of Long Term Stock Incentive Plan as Amended and Restated Effective June 1, 1997," the Compensation Committee and Board of Directors have reassessed the need for adjusting management's compensation to provide for additional incentives to management. As a result of this reassessment, the Board of Directors has adopted certain amendments to the 1992 LTSIP and has made certain equity based incentive awards, all as described in greater detail in "Proposal 3 - Approval of Long Term Stock Incentive Plan as Amended and Restated Effective June 1, 1997" and "Proposal 4 - Approval of Appreciation Option for M.W. Miller, Jr." All such awards are subject to the receipt of approval thereof by shareholders.

Shareholder Return Performance Presentation
-------------------------------------------

      Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the AMEX Market Value Index for the years 1992 through 1996, with a peer group selected by the Company for the past five fiscal years. The peer group consists of the same independent oil and gas exploration and production companies used in last year's comparison, with the exception of DeKalb Energy Company which was acquired by Apache Corporation, namely: Alta Energy Corporation; Amerac Energy Corporation (formerly Wolverine Exploration Company); American Exploration
Company; Bellwether Exploration Company; Brock Exploration Corporation; Tom Brown, Inc.; Caspen Oil, Inc.; Cobb Resources Corporation; Coda Energy, Inc.; Comstock Resources, Inc.; Crystal Oil Company; Edisto Resources Company; Energen Corporation; Chemfirst Inc. (formerly First Mississippi Corporation); Forest Oil Corporation; Geodyne Resources, Inc.; Global Natural Resources, Inc.; Goodrich Petroleum Corporation (formerly Patrick Petroleum Company); Hallador Pete Company; Hondo Oil & Gas Company; Kelley Oil & Gas Partners; Magellan Petroleum Corporation; Maynard Oil Company; McFarland Energy, Inc.; MSR Exploration Limited; Numac Energy, Inc.; Pacific Enterprises; Penn Virginia Corporation; Plains Resources, Inc.; Presidio Oil; Wainoco Oil Corporation; Wichita River Oil; and Wiser Oil Company. The relevant information with respect to the peer group was furnished by Standard & Poors Compustat Service. The graph assumes that the value of the investment in the Company's Common Stock and the peer group stocks were $100 on January 1, 1991 and that all dividends were reinvested.


                             [GRAPH]

            1992 Return  1993 Return  1994 Return  1995 Return  1996 Return
            -----------  -----------  -----------  -----------  -----------
   XCL        200.00       100.00       144.44         66.67        33.33
Peer Group     80.38        97.96        97.65        123.35       147.19
  AMEX        101.06       120.78       109.84        138.77       147.65

Certain Relationships and Related Transactions
----------------------------------------------

      In July 1997, China Investment and Development Corporation ("CIDC"), holders of the Company's Series B, Cumulative Preferred Stock, $.01 par value per share ("Series B Preferred Stock") sued the Company and each of its directors in an action entitled China Investment and Development Corporation vs. XCL Ltd.; Marsden W. Miller, Jr.; John T. Chandler; David A. Melman; Fred Hofheinz; Arthur W. Hummel, Jr.; Michael Palliser; and Francis J. Reinhardt, Jr. (Court of Chancery of the State of Delaware in and for New Castle County, Civil Action No. 15783-NC). The suit alleges breach of (i) contract, (ii) corporate charter, (iii) good faith and fair dealing and (iv) fiduciary duty with respect to the alleged failure of the Company to redeem CIDC's Series B Preferred Stock for a claimed aggregate redemption price of $5.0 million, in accordance with the terms of the Purchase Agreement and Certificate of Designation. In addition, CIDC alleged that the individual directors tortiouosly interfered with its contractual relationship with the Company. The Company believes it has fulfilled the obligations of the Preferred Stock and that the Preferred Stock is not in default, and accordingly an answer has been filed on behalf of the Company denying liability and a motion to dismiss has been filed on behalf of the directors. The Company has indemnification obligations to the directors on the claims asserted against the directors. The Company intends to vigorously defend this action. The Company and CIDC are presently in negotiations to settle this action.


     See "Compensation of Directors and Other Arrangements" above for a discussion of certain compensatory and other arrangements entered into by the Company with certain directors or a nominee for director (who is also an officer) of the Company.

      As a matter of policy the Company approves all transactions involving insiders through the majority vote of disinterested directors.

     PROPOSAL 2 -- TO AMEND AND RESTATE THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT


      The Board of Directors has approved an amendment to the Company's Certificate of Incorporation as set forth in Appendix A hereto to effect a one for fifteen reverse stock split of the Company's outstanding shares of Common Stock (the "Reverse Stock Split") and has directed that the amendment be submitted to the Company's stockholders for consideration and action. Concurrently, the Board also approved a proposal to restate the Company's Certificate of Incorporation and include the Reverse Stock Split in such Restated Certificate of Incorporation as permitted by Section 245(b) of the Delaware General Corporation Law ("DGCL"). The effect of such restatement will be to incorporate the amendment into a single instrument which will also integrate all of the provisions of the Company's Certificate of Incorporation which are in effect and are operative as of the date hereof as a result of there having been filed with the Secretary of State of Delaware ("Secretary of State") one or more certificates, amendments or other instruments as permitted or required by the DGCL. The full text of the Amended and Restated Certificate of Incorporation, including the Reverse Stock Split, is attached as Appendix B to this Proxy Statement (the "Restated Certificate of Incorporation"). The Board of Directors recommends a vote "FOR" such amendment and restatement of the Certificate of Incorporation.

      If the Reverse Stock Split is approved by stockholders, the Board of Directors will effect the Reverse Stock Split, without further shareholder action. The Reverse Stock Split would become effective on the date (the "Effective Date") on which the Restated Certificate of Incorporation is filed with the Secretary of State. The procedures for consummation of the Reverse Stock Split are set forth in "Recapitalization and Conversion Procedures" below and in Appendix A hereto.

Vote Required
-------------

      The approval of the Reverse Stock Split and the Restated Certificate of Incorporation requires the affirmative vote of a majority of the votes entitled to be cast by the outstanding shares of voting capital stock entitled to vote on the matter with abstentions and broker non-votes being counted as negative votes.

Purposes and Effects of the Reverse Stock Split
-----------------------------------------------

      The principal purpose of the Reverse Stock Split is to increase the marketability of the Company's Common Stock by increasing the trading price of Common Stock to levels more acceptable to institutional and other investors. The Board of Directors believes that to achieve the Company's objectives in China it is essential that the Common Stock of the Company has better marketability and trades at a higher price.

      One effect of the Reverse Stock Split is to increase the number of shares of Common Stock available for issuance on conversion of the issued shares of the Company's Amended Series A Preferred Stock and on exercise of outstanding Common Stock purchase warrants without increasing the authorized Common Stock, and, simultaneously, increasing the marketability of the Common Stock. As of November 10, 1997, the Company had 4,662,647 shares (including 1,042,065 shares held as treasury stock) of authorized but unissued and unreserved shares of Common Stock available for issuance upon conversion of all the issued shares of Amended Series A Preferred Stock and upon exercise of all outstanding warrants to purchase Common Stock. Such number of shares are insufficient to permit such conversion and exercise to the full extent required by the terms of such securities. As described below, failure to provide a sufficient number of available authorized but unissued shares of Common Stock by May 20, 1998, may entail certain disadvantageous consequences to Common Stockholders. See "Certain Considerations" below. In addition, if the amendment and restatement of the Company's 1992 LTSIP as described in Proposal 3, below, is approved by the shareholders the existing, authorized but unissued and unreserved shares of stock are insufficient to permit effectuation of existing grants under that plan.

      Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, currently 500,000,000 shares. Proportionate voting rights and other rights of stockholders will not be altered by the Reverse Stock Split, except for the limited occasion where a small shareholder may own only a fractional interest after the Reverse Stock Split, in which event the small shareholder will be paid for the fractional interest and will cease to be a holder of the Company's Common Stock. Consummation of the Reverse Stock Split will have no material federal tax consequences to stockholders.

      The Common Stock is listed for trading on the Exchange. On the Record Date, the reported closing price of the Common Stock was $0.5625 per share.

      The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for an Exchange-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that it will remain at such level.

      Additionally, although the Company has not yet experienced identifiable problems in the marketability and liquidity of its Common Stock, the Board believes that the current per share price of the Common Stock limits the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock usually represents a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from a Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

      The par value of the Common Stock will remain at $.01 following the Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the Reverse Stock Split provides that this increase in capital in excess of par value will be treated as capital for statutory purposes. The conversion ratios of any shares of outstanding stock having a conversion or redemption feature and the exercise price of outstanding stock options and warrants would be correspondingly adjusted upon consummation of the Reverse Stock Split.

      The Company has authorized capital stock of 502,400,000 shares, consisting of 500,000,000 shares of Common Stock and 2,400,000 shares of Preferred Stock. As of November 10, 1997, the number of issued and outstanding shares of Common Stock was 301,960,240, including 1,042,065 shares held as treasury stock and 1,058,254 shares of Preferred Stock were issued and outstanding. Based upon the Company's best estimates, the number of issued and outstanding shares of Common Stock will be reduced from 301,960,240 to 20,130,682 as a result of the Reverse Stock Split. As a result of the Reverse Split the number of stockholders of record is not expected to be significantly reduced, since a minimal number of shareholders of record own fewer than fifteen shares.

     The Board of Directors has authority to cause authorized but unissued shares of Common Stock to be issued for any proper corporate purpose without further action by stockholders. The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the authorized but unissued shares of Common Stock except in connection with the exercise or conversion of outstanding securities or pursuant to employee benefit plans. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of any preferred stock which are outstanding and which the Company may issue in the future and, under certain circumstances, may require the approval of Common Stockholders under applicable Exchange rules.

     The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. Although the Company has no present intention to issue shares of Common Stock in the future in order to make acquisition of control of the Company more difficult, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity in order to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock to persons who might side with the Board.

      The Board of Directors is authorized to issue shares of Preferred Stock in one or more series ("Serial Preferred Stock") and to fix the rights, preferences, privileges and restrictions, including dividend rights, conversion rights, voting rights and terms of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or the designation of such series, without any further vote or action by the stockholders. The issuance of Serial Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the stockholders. The issuance of Serial Preferred Stock with voting and conversion rights may adversely effect the voting power of the holders of Common Stock, including the loss of voting control to others. Currently, the Company has 2,400,000 shares of Serial Preferred Stock authorized consisting of 2,085,000 shares of Amended Series A Preferred Stock of which 991,471 shares are outstanding; 50,000 shares of Series B Preferred Stock of which 44,465 shares are outstanding and 50,000 shares of Series F Preferred Stock of which 22,318 shares are outstanding.


Recapitalization and Conversion Procedures
------------------------------------------

     At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, par value $.01 (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly, after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock and cash payments in lieu of any fractional share entitlements. Failure to exchange such certificates within one year after the Effective Date, will result in the forfeiture to the Company of any right to receive dividends and any cash payments in respect of any fractional shares.

      No certificates or script representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights as a stockholder of the Company. In lieu of any such fractional share interests, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will, at the discretion of the Board, either be (i) paid cash by the Company upon surrender of certificates formerly representing Old Common Stock held by such holder in an amount equal to the product of such fraction multiplied by the closing price of the Old Common Stock on the Exchange on the Effective Date (or in the event that Common Stock is not so traded on the Effective Date, such closing price on the next preceding day on which such stock is traded on the
Exchange); or, alternatively, (ii) the Company will make arrangements with, and provide assistance to, a third party who shall pool said fractional share interests, sell the same, and return appropriate payment to the holders of fractional share interests in the amount described in (i) above.

Other Changes
-------------

     The approval of Proposal 2 will also result in the amendment and restatement of the Certificate of Incorporation in its entirety to reflect the foregoing substantial changes as well as several nonsubstantive, ministerial, changes as contained in Restated Certificate of Incorporation attached hereto as Appendix
B. These changes: eliminate four other series of Serial Preferred Stock (i.e., the Series A, Cumulative Convertible Preferred Stock; Series C, Cumulative Convertible Preferred Stock; Series D, Cumulative, Convertible Preferred Stock and Series E, Cumulative Convertible Preferred Stock), which had been previously designated and issued in specific capitalization transactions and are no longer outstanding (having been either converted, redeemed or recapitalized) or required for any proposed transaction or capitalization needs of the Company; make conforming changes to the terms of the Amended Series A Preferred Stock to reflect the elimination of such other series of Serial Preferred Stock; eliminate the name and address of the original incorporator of the Company; reflect the fact that the name of the Company has been previously changed from The Exploration Company of Louisiana, Inc. to XCL Ltd. and that the Certificate of Incorporation has been amended and restated and to renumber certain Articles.


Certain Considerations
----------------------

      As  described below, the failure to approve Proposal 2 and, thereby, to provide a sufficient number of available but unissued
shares   of   Common  Stock,  may  result  in   certain   adverse
consequences to the Company's shareholders.


      In connection with a series of privately placed debt and equity financings concluded by the Company on May 20, 1997 in which the Company raised $100 million in gross sales proceeds in order to pay certain existing secured indebtedness, to fund the Company's China operations and for general working capital purposes, the Company issued an aggregate of 384,124 Common Stock purchase warrants ("Warrants") exercisable for an aggregate of 211,384,266 shares of Common Stock (before adjustment to reflect the Reverse Stock Split). The Company currently has an insufficient number of shares of Common Stock available for issuance upon exercise of the Warrants. Failure to secure and to reserve a sufficient number of shares of Common Stock to permit exercise of all the Warrants by May 20, 1998 shall automatically convert each such Warrant into a warrant to purchase one share of Amended Series A Preferred Stock (or an aggregate of 384,124 shares)  at an exercise price of $34.00 per share.  Some  of  the
Warrant holders also hold Amended Series A Preferred Stock and shares of Common Stock. Since the Amended Series A Preferred Stock has a liquidation value of $85.00 per share and would rank senior to the Common Stock in connection with the distribution of dividends and upon dissolution, liquidation and winding up of the Company as well as having certain other preferential rights, Common Stockholders may be disadvantaged if such Warrants were to be exercised for such Amended Series A Preferred Shares. Approval of the Reverse Stock Split will provide a sufficient number of shares of Common Stock to permit the exercise of all the Warrants thereby eliminating such contingency.


      Effective November 10, 1997, the Company recapitalized its outstanding shares of Series A, Preferred Stock and Series E Preferred Stock and converted them into an aggregate of 672,631 shares of Amended Series A Preferred Stock. Each such Amended Series A Preferred Share is currently convertible at any time on or after May 20, 1998 into 170 shares of Common Stock. The Company currently does not have a sufficient number of shares of Common Stock available to permit conversion of all such issued shares of Amended Series A Preferred Stock. Each Amended Series A Preferred Share is entitled to cast the same number of votes at the Meeting on the Reverse Stock Split as the number of shares of Common Stock issuable upon conversion thereof as of the Record Date for the Meeting (currently 170 votes). It can be anticipated that the Amended Series A Preferred Stockholders will vote in favor of the Reverse Stock Split.

      The Common Stock is currently listed on the Exchange and is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or its listing on the Exchange and the Company has no present intention of terminating the registration under the Exchange Act or relinquishing such listing on the Exchange in order to become a "private" company.

      The Exchange has, since November 1996, continued to review the Company's listing eligibility, in that the Company does not currently meet certain financial requirements for continued listing. The Company intends to satisfy the Exchange's concerns regarding the Company's continuing listing eligibility.

Federal  Income  Tax Consequences of the Proposed  Reverse  Stock Split
-----------------------------------------------------------------------

      The following discussion describes certain federal income tax consequences of the Reverse Stock Split to stockholders of the Company who are citizens or residents of the United States, and who are not dealers with respect to the Common Stock. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to his acquisition and ownership of the Common Stock. Thus, the Company makes no representations or warranties concerning the tax consequences for any of its stockholders and recommends that each stockholder consult with his tax advisor concerning the tax consequences (including federal, state, local and foreign income or other tax consequences) of the Reverse Stock Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that the Reverse Stock Split will be a "recapitalization" for purposes of Section 368(a)(1)(E) of the Code, which should have the following federal income tax consequences for the stockholders and the Company:

     1. A stockholder will not recognize gain or loss with respect to the New Common Stock received in exchange for the Old Common Stock. The adjusted basis and holder period of the shares of New Common Stock received will be the same as the adjusted basis and holding period of the Old Common Stock surrendered.

     2. To the extent that a stockholder receives a payment from the Company of cash in lieu of fractional shares, that payment will be treated as made in redemption of the fractional shares. Due to the Company's lack of current or accumulated earnings and profits, this redemption should result in capital gain or loss to the stockholders in an amount equal to the difference between the cash received and the adjusted basis of the fractional shares. If the Company makes arrangements with a third party to pool the fractional shares and sell them, stockholders will be treated as if they had received the fractional shares and sold them.


     3. A stockholder who owns fewer than fifteen shares of Common Stock immediately prior to the Reverse Stock Split, and who therefore receives only cash in lieu of a fractional share as a result of the Reverse Stock Split, generally will be treated as having sold the fractional shares of Common Stock and will recognize capital gain or loss in an amount equal to the difference between the cash received and the adjusted basis of the fractional share.

     4. The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval
--------------------------

     The Board of Directors recommends that shareholders vote FOR Proposal 2. The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of Common Stock, Amended Series A Preferred Stock, and Series B Preferred Stock outstanding and entitled to vote at the Meeting, voting together as a single class, is required to approve this proposal. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against Proposal
2. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.

     PROPOSAL 3 - APPROVAL OF LONG TERM STOCK INCENTIVE PLAN
      AS AMENDED AND RESTATED EFFECTIVE AS OF JUNE 1, 1997

      As  described under "PROPOSAL NO. 1-ELECTION  OF  DIRECTORS
-Options to Management" above, the Company presently maintains the 1992 LTSIP, previously approved by shareholders, which was initially effective on June 2, 1992, for employees and certain other individuals connected with the Company or its affiliates, pursuant to which options to purchase 10,195,073 shares of Common Stock are outstanding, leaving only 6,304,927 shares available for stock option grants. The 1992 LTSIP did not contemplate the grant of stock options to purchase shares of any issue of the Company's Serial Preferred Stock or the grant of Appreciation Options.

     On June 5, 1997, the Board of Directors unanimously approved amendment and restatement of the 1992 LTSIP, effective as of June 1, 1997 (hereinafter the "1997 LTSIP Restatement"), a copy of which is attached hereto as Appendix C. The Board determined that the 1997 LTSIP Restatement was in the best interest of the Company and its shareholders for the following reasons:

      1. The Company now has the opportunity to achieve its objective of becoming a leading and significant participant in the development of China's oil and gas industry. The principal facts relied upon for that opinion include the fact that drilling on the Zhao Dong Block in the Bohai Bay in China during the last three and one-half years has resulted in the development of sufficient proven reserves to justify development and production, the fact that it has been indicated that the Company will be offered additional, attractive properties in China, and the fact of the completion of a $100 million offering of Preferred Stock and Senior Secured Notes in May, 1997. Furthermore, this opinion has been reinforced by statements made to the Board by various top officials in China's oil industry. The underlying reasons for the existence of these facts include (i) the relationships in China which have been established by the executives and employees of the Company during the last seven years, (ii) the ability of the executives and employees to negotiate and obtain the first onshore Production Sharing Contract in China which allowed the
Company  to  explore and develop the Zhao Dong Block,  (iii)  the ability of the executives and other employees, under very difficult circumstances, to obtain funds to conduct exploration activities on the Zhao Dong Block up to this point and, now, funds for development of the first discovery on the Zhao Dong Block, and (iv) the ability developed during the last seven years by the executives and employees to negotiate and obtain additional oil and gas exploration and development contracts in China.

      2. Although the Company is now in the position to achieve its objectives in China, in the Board's judgment the objectives cannot be achieved without the continued employment of the Company's present executives and employees. Completion of development of the Zhao Dong Block, achieving profitable production and obtaining additional properties in China will require reliance on the long-term relationships developed between the Company's management and employees and Chinese oil officials and personnel, as well as management's knowledge of the manner of conducting business in China.

      3. During the last several years, the Company has been strained financially because of the demands for funds for operations in China. Management has made personal financial sacrifices to ensure that the Company could retain its interest in China, including foregoing competitive salaries and, on occasion, not receiving timely payment of salaries. Members of management have received offers from other groups to leave the Company and join such groups, but have declined such offers because of management's belief in the ultimate success of the Company's efforts in China and management's dedication to the Company's objectives in China.

      4. In order to retain present management, and in order to compensate management for what it has achieved in China to this point, the Company must ensure that present management has a significant ownership in the equity of the Company.

      5. The 1997 LTSIP Restatement would assist the Company in retaining present management and in employing and retaining qualified and competent personnel and would encourage valuable contributions by such personnel to the success of the Company by providing additional incentives to those employees and others who contribute significantly to the successful and profitable operations of the Company and its affiliates. The Board believes that this purpose will be furthered through the granting of awards ("Awards"), as authorized under the 1997 LTSIP Restatement, so that such individuals will be encouraged and enabled to acquire a substantial personal interest in the Company and its affiliates.

      Nature of Awards. The 1997 LTSIP Restatement makes available to the Compensation Committee the power to grant certain awards to acquire shares of the Company's Serial Preferred Stock, par value $1.00 per share ("Preferred Stock") as well as shares of Common Stock. In common with the 1992 LTSIP, the 1997 LTSIP Restatement makes available to the Compensation Committee a number of incentive devices in addition to Incentive Stock Options ("ISOs") (which are not available with respect to Preferred Stock) and Nonqualified Stock Options ("NSOs"), including reload options ("ROs") (which are not available with respect to Preferred Stock), restricted stock awards ("RSAs"), and performance units ("PUs") or appreciation options ("AOs") (which were not authorized under the 1992 LTSIP), each of which is described below and in the 1997 LTSIP Restatement. NSOs to acquire Preferred Stock, a new feature, may include an accrued dividend feature (see Federal Income Tax Effects below). The Board believes that these award alternatives will enable the Committee to tailor the type of compensation to be granted to key personnel to meet both the Company's and such employee's requirements in the most efficient manner possible.

      Number of Awards. For Common Stock Awards, the 1997 LTSIP Restatement authorizes an aggregate of 60 million shares of Common Stock for issuance pursuant to awards granted thereunder, including grants to non-employee directors. For Preferred Stock Awards, the 1997 LTSIP Restatement authorizes an aggregate of 200,000 shares of the Company's Amended Series A Preferred Stock, or any other series of Preferred Stock of the Company as designated by the Committee with respect to an Award.

      Description of Awards. As set forth above, and in common with the 1992 LTSIP previously approved by shareholders, the 1997 LTSIP Restatement authorizes the Compensation Committee to grant NSOs, ISOs, ROs (i.e., the granting of additional options, where an employee exercises an option with previously owned stock, covering the number of shares tendered as part of the exercise price), RSAs (i.e., stock awarded to an employee that is subject to forfeiture in the event of a premature termination of employment, failure of the Company to meet certain performance objectives or other conditions), PUs (i.e., share-denominated units credited to the employee's account for delivery or cash-out at some future date based upon performance criteria to be determined by the Compensation Committee), and "tax-withholding" (i.e., where the employee has the option of having the Company withhold shares on exercise of an award to satisfy tax withholding requirements). AOs (i.e., share or other Company-related business criteria appreciation measurement awards for payments based upon appreciation in shares or other criteria determined by the Compensation Committee) are a new feature added to the 1992 LTSIP.

      Outside Director Awards. The 1997 LTSIP Restatement also authorizes the Board to grant Awards to non-employee directors and to set the terms and conditions of such Awards, without the restrictions previously set forth in the 1992 LTSIP which were required by certain federal securities law rules since abolished.

      Administration of Plan. In keeping with the provisions of the 1992 LTSIP, the Compensation Committee will develop administration guidelines from time to time which will define specific eligibility criteria, the types of awards to be employed, whether such awards relate to Common Stock or Preferred Stock, and the value of such awards. Specific terms of each Award will be provided in individual Award agreements granted each Award recipient. Key employees and other individuals who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to participate under the Plan. The Committee may establish different general Award eligibility criteria for Awards involving Preferred Stock which may require a higher level of management responsibility and authority.


      Change of Control Provisions. The 1997 LTSIP Restatement contains the same change-in-control provisions as did the 1992 LTSIP except that the threshold for determining if a "change of control of XCL" has occurred as a result of a person or entity acquiring Company stock has been lowered from 30% to 20% (disregarding the acquisition of such stock by certain existing shareholders of the Company). The 1997 LTSIP Restatement retains the 1992 LTSIP's provisions pursuant to which a "change of control of XCL" will be deemed to occur as a result of certain contested Board of Director elections. If a "change of control of XCL" occurs pursuant to the provisions described above, ISOs and NSOs then outstanding will become exercisable in full, the forfeiture restrictions on any RSAs to the extent then applicable will lapse and amounts payable with respect to PUs and AOs then outstanding will become payable in full. Also, under certain Awards made under the 1997 LTSIP Restatement (see discussion below) the occurrence of a "change of control of XCL" could obligate the Company with respect to making payments with respect to Awards in cash rather than in kind or in obligating the Company to repurchase individuals shares of Common Stock or Preferred Stock received under certain 1997 LTSIP Restatement Awards. Under certain circumstances which are unforeseen at this time, the existence of the change of control protections for individuals receiving Awards under the 1997 LTSIP Restatement and resulting obligations to the Company may impede the consummation of a change of control of the Company.

      Option Exercise Price. Under the 1997 LTSIP Restatement, the Compensation Committee shall determine the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair market value of the Common Stock on the date of grant. Such "fair market value" is the average of the high and low prices of a share of Common or Preferred Stock traded on the relevant date, as reported on the Exchange, or other national securities exchange, or an automated quotation system, or pursuant to a good faith determination by the Board of Directors, if not so traded in a public market.

Awards to Management
--------------------

       The Board made certain Awards under the 1997 LTSIP Restatement on June 5,1997. These Awards are subject to approval by the shareholders of the Company of the 1997 LTSIP Restatement. If such shareholder approval is not obtained, these Awards will be null and void.


      Set forth below is summary information in tabular form regarding the grant of RSAs and NSOs pursuant to the 1997 LTSIP Restatement. The information set forth in column headed "Number of Units" has not been adjusted to reflect the proposed Reverse Stock Split. See Proposal 2 herein. The closing price on the Exchange for the Common Stock was $0.21875 on June 2, 1997, and the fair market value of the Amended Series A Preferred Stock, based upon last sales price information in the Private Offering, Resales and Trading through Automated Linkage ("PORTAL") Market of the National Association of Securities Dealers, Inc. as supplied by Jefferies & Company, Inc. was $85.00 on June 2, 1997. Mr. Miller's Appreciation Option is not included because of the indeterminate nature of the Award. See Proposal 4.

        Long Term Stock Incentive Plan as Amended and Restated Effective June 1, 1997


      Name and Position                      Grant Type                   Number of Units (a)
      -----------------                      ----------                   -------------------


Marsden W. Miller, Jr.,         RSA - Common Stock  (b)                         15,000,000
  Chairman and Chief            NSO - Amended Series A Preferred Stock (c)         110,000
  Executive Officer

John T. Chandler, President     RSA - Common Stock (d)                           5,000,000
                                RSA - Amended Series A Preferred Stock (d)          20,000
                                NSO - Common Stock  (e)                          2,000,000
                                NSO - Amended Series A Preferred Stock (f)           5,000

Danny M. Dobbs, Executive Vice  NSO - Common Stock (g)                           6,000,000
  President and Chief           NSO - Amended Series A Preferred Stock (h)          25,000
  Operating Officer

Benjamin B. Blanchet,           NSO - Common Stock (i)                           6,000,000
  Executive Vice President      NSO - Amended Series A Preferred Stock (j)          25,000

Steven B. Toon,                 NSO - Common Stock (k)                           6,000,000
  Chief Financial Officer


Executive Group                 RSA - Common Stock (b) (d)                      20,000,000
                                RSA - Amended Series A Preferred Stock (d)          20,000
                                NSO - Amended Series A Preferred Stock (f)(h)(j)   165,000
                                NSO - Common Stock (e) (g) (i) (k)              20,000,000

Non-Executive Director Group    NSO - Common Stock (l)                           6,000,000

Non-Executive Officer Employee
  Group                         NSO - Common Stock (i)                           4,000,000
                                NSO - Amended Series A Preferred Stock (m)           5,000

_____________________

      (a) The Awards do not take into account the results of the Reverse Stock Split. See Proposal 2 herein.


      (b) Effective June 1, 1997, M. W. Miller, Jr. was granted an RSA for 15,000,000 shares of Common Stock. These shares are subject to forfeiture if Mr. Miller's employment with the Company terminates other than by reason of disability, death or involuntary termination without cause prior to the specified "lapse dates." The "lapse dates" (i.e., the dates as of which forfeiture restrictions ceases to become applicable with respect to shares under the RSA are June 1, 1999, June 1, 2000, June 1, 2001 and June 1, 2002 as to, respectively, 1,500,000 shares, 3,000,000 shares, 4,500,000 shares and 6,000,000 shares, provided that the then per share fair market value of the Company's Common Stock as of such dates is, respectively, $0.3802, $0.4372, $0.5028 and $0.5782. In addition, the forfeiture penalties (to the extent they have not theretofore lapsed) will lapse in full on June 1, 2007 if Mr. Miller is employed by the Company on such date. Pursuant to a "catch-up" provision, the potential forfeiture penalties will also lapse if the Company's Common Stock was not equal to or greater than the Fair Market Value specified above but thereafter reaches at a relevant forfeiture penalty lapse date the Fair Market Value designated for such date as described above. The forfeiture penalties will also lapse upon Mr. Miller's termination of employment by reason of death, disability, involuntary termination without cause or voluntary termination for good reason.


      (c) Effective June 1, 1997, M. W. Miller, Jr. was granted a NSO to purchase 110,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $9,350,000). Such NSO is exercisable as follows: as to 27,500 shares on June 1, 2000; as to 66,000 shares on June 1, 2001 and as to 16,500 shares on June 1, 2002. Mr. Miller's NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


     (d) Effective June 1, 1997, John T. Chandler was granted an RSA for 5,000,000 shares of Common Stock and 20,000 shares of Amended Series A Preferred Stock. These shares are subject to forfeiture if Mr. Chandler's employment with the Company terminates other than by reason of disability, death or involuntary termination without cause prior to the specified "lapse dates." The "lapse dates" (i.e., the dates as of which forfeiture restrictions ceases to become applicable with respect to shares under the RSA are June 1, 1999 as to 1,000,000 shares of Common Stock and 4,000 shares of Amended Series A Preferred Stock, June 1, 2000 as to 1,500,000 shares of Common Stock and 6,000 shares of Amended Series A Preferred Stock, June 1, 2001 as to 2,500,000 shares of Common Stock and 10,000 shares of Amended Series A Preferred Stock, provided that the then per share fair market value as of such dates is, $0.3802, $0.4372 and $0.5028 with respect to the Common Stock and $112.41, $129.27 and $170.96 with respect to the Amended Series A Preferred Stock. In addition, the forfeiture penalties (to the extent they have not theretofore lapsed) will lapse in full on June 1, 2007 if Mr. Chandler is employed by the Company on such date. Pursuant to a "catch-up" provision, the potential forfeiture penalties will also lapse if the Company's Common Stock was not equal to or greater than the Fair Market Value specified above but thereafter reaches at a relevant forfeiture penalty lapse date the Fair Market Value designated for such date as described above. The forfeiture penalties will also lapse upon Mr. Chandler's termination of employment by reason of death, disability, involuntary termination without cause or voluntary termination for good reason.


     (e) Effective June 1, 1997, John T. Chandler was granted an NSO to purchase 2,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of $500,000). Such NSO is exercisable as follows: as to 666,666 shares on June 1, 1999; as to 666,667 shares on June 1, 2000 and as to 666,667 shares on June 1, 2001. Mr. Chandler' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


     (f) Effective June 1, 1997, John T. Chandler was granted an NSO to purchase 5,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $425,000). Such NSO is exercisable as follows: as to 1,250 shares on June 1, 2000; as to 1,750 shares on June 1, 2001 and as to 2,000 shares on June 1, 2002. Mr. Chandler' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


      (g) Effective June 1, 1997, Danny M. Dobbs was granted an NSO to purchase 6,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of $1,500,000). Such NSO is exercisable as follows: as to 2,000,000 shares on June 1, 1999; as to 2,000,000 shares on June 1, 2000 and as to 2,000,000 shares on June 1, 2001. Mr. Dobbs' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


      (h) Effective June 1, 1997, Danny M. Dobbs was granted an NSO to purchase 25,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $2,125,000). Such NSO is exercisable as follows: as to 6,250 shares on June 1, 2000; as to 8,750 shares on June 1, 2001 and as to 10,000 shares on June 1, 2002. Mr. Dobbs' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


      (i) Effective August 1, 1997, Benjamin B. Blanchet was granted an NSO to purchase 6,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of $1,500,000). Such NSO is exercisable as follows: as to 2,000,000 shares on August 1, 1999; as to 2,000,000 shares on August 1, 2000 and as to 2,000,000 shares on August 1, 2001. Mr. Blanchet's NSO will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Blanchet's joining the Company. Mr.
Blanchet joined the Company on August 1, 1997, and became Executive Vice President of the Company on October 27, 1997.


      (j) Effective August 1, 1997, Benjamin B. Blanchet was granted an NSO to purchase 25,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $2,125,000). Such NSO is exercisable as follows: as to 6,250 shares on August 1, 2000; as to 8,750 shares on August 1, 2001 and as to 10,000 shares on August 1, 2002. Mr. Blanchet's NSO will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Blanchet's joining the Company. Mr. Blanchet joined the Company on August 1, 1997, and became Executive Vice President of the Company on October 27, 1997.


      (k) Effective October 6, 1997, Steven B. Toon was granted an NSO to purchase 6,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of $1,500,000). Such NSO is exercisable as follows: as to 2,000,000 shares on October 6, 1999; as to 2,000,000 shares on October 6, 2000 and as to 2,000,000 shares on October 6, 2001. Mr. Toon's NSO will expire on October 6, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Toon's joining the Company. Mr. Toon joined the Company on October 6, 1997, and became the Chief Financial Officer of the Company on October 27, 1997.


      (l) Effective June 1, 1997, each of Messrs. Hummel, Palliser, Melman, Reinhardt, Hofheinz and Fetters, directors, were each granted an NSO to purchase 1,000,000 shares of Common Stock at an option exercise price of $0.25 per share (aggregate purchase price to each grantee of $250,000), exercisable as follows: 250,000 shares on June 1, 1998; 250,000 shares on June 1, 1999, and 500,000 shares on June 1, 2000. These NSOs will expire on June 1, 2007.


      (m) Effective June 1, 1997, Mr. Richard Kennedy, a Vice President, was granted an NSO to purchase 4,000,000 shares of Common Stock at an exercise price of $0.25 per share (aggregate purchase price of $1,000,000), and an NSO to purchase 5,000 shares of Amended Series A Preferred Stock at an exercise price of $85.00 per share (aggregate purchase price of $425,000). Such Common Stock NSO is exercisable as follows: as to 1,333,333 shares on June 1, 1999; as to 1,333,333 shares on June 1, 2000 and as to 1,333,334 shares on June 1, 2001. Mr. Kennedy's NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. Such Amended Series A Preferred Stock NSOs are exercisable as follows: as to 1,250 shares on June 1, 2000; as to 1,750 shares on June 1, 2001 and as to 3,000 shares on June 1, 2002. Mr. Kennedy's NSOs will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.


      Effective June 1, 1997, M. W. Miller, Jr. was granted an Appreciation Option with respect to appreciation in the Company's total market capitalization (as defined) from and after June 1, 1997. See "Proposal 4 - Approval of Appreciation Option for M.W. Miller, Jr." below for a more detailed discussion of such grant (which is subject to and conditioned upon a specific vote of approval by the shareholders of the Company.)


Accounting Effect
-----------------

      The Company anticipates that the aforementioned Awards will result in a significant non-cash charge to earnings which is expected to be recognized in the fourth quarter. As a result of the accounting treatment for such non-cash charge, the Company does not expect any change to its net worth. As of the date hereof the amount of such charge is not determinable.

Federal Income Tax Effects
--------------------------

      The following is a general summary of the principle federal income tax effects under current law to award recipients and to the Company in connection with the various awards which may be granted under the 1997 LTSIP Restatement. These descriptions do not purport to cover all of the potential tax consequences with respect to such awards.

     (i) An NSO (including for this purpose an RO relating to Common Stock) is a right to purchase a specified number of shares of Common Stock or Preferred Stock at a fixed option price over a specified period of time. In the case of an NSO to purchase shares of Preferred Stock, the specified number of shares acquirable upon exercise thereof may, as determined by the Committee and specified in the agreement evidencing the NSO, be increased (without a corresponding increase in the aggregate option price) to include a number of shares based upon dividends which would have been received by the optionee if he had owned outright the shares he is acquiring upon exercise of the NSO between the date of its grant and the date of such exercise. An optionee will realize no income for federal income tax purposes upon the grant of an NSO under the 1997 LTSIP Restatement, but will recognize income upon the exercise of the NSO in an amount equal to the excess of the fair market value of the shares received upon exercise (including dividend accrual shares of
Preferred Stock in the case of an NSO to acquire shares of Preferred Stock) over the aggregate amount paid to acquire such shares. Subject to certain limitations imposed by Section 162(m) of the Code (see discussion below), the Company will be entitled to a deduction for federal income tax purposes in the same year as, and in an amount equal to, the income recognized by the optionee. The optionee's adjusted basis for the shares of Common Stock or Preferred Stock received upon exercise will be the fair market value of such shares as of the date of exercise.


      (ii) An ISO is a right to purchase at a fixed option price, over a period not to exceed ten years, a specified number of shares of Common Stock (an ISO may not be granted to purchase shares of Preferred Stock), that complies with Section 422 of the Code. An optionee who receives an ISO under the 1997 LTSIP Restatement will recognize no income for federal income tax purposes upon either the grant or the exercise of such ISO. Income will be taxable to the optionee upon the sale of the shares acquired. In general, the adjusted basis for the shares of Common Stock received upon exercise will be the option price paid with respect to such shares. The Company will not be entitled to a deduction upon the exercise of an ISO. However, if the shares are sold within a period of one year from the date of exercise, the optionee will recognize compensation income in an amount equal to the lesser of the excess of the fair market value on the date of exercise over the option exercise price, or the excess of the price received upon sale over the option exercise price, and the Company would be entitled to a corresponding deduction, subject to the limitations imposed under Section 162(m) of the Code (see discussion below). The amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price is an item of tax adjustment under the Code and is therefore included in alternative minimum taxable income.

      (iii) An RSA is Common Stock or Preferred Stock that is transferred subject to a risk of forfeiture under certain circumstances and restrictions on transfer of ownership. RSAs may be made with or without cash payment by the employee. An individual who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock or Preferred Stock, and the Company will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the individual will recognize ordinary income in an amount equal to the fair market value of the Common Stock or Preferred Stock at that time (less any amount paid by the employee for such shares), and the Company will be entitled to a deduction in the same amount, subject to the limitations imposed under Section 162(m) of the Code (see discussion below). However, the individual may elect to recognize ordinary income in the year the restricted stock award is granted in an amount equal to the fair market value of the shares of Common Stock or Preferred Stock subject to such award at that time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the employee upon subsequent disposition of the stock will be capital in nature.

      (iv) A PU or AO is a promise by the Company to make payment contingent upon the achievement of one or more performance targets. Amounts payable in respect of PUs or AOs are payable in cash, in shares of Common Stock, in shares of Preferred Stock or in a combination of cash and Common Stock and/or Preferred Stock. For PUs or AOs, any cash plus the fair market value of any Common Stock and/or Preferred Stock received as payment under the 1997 LTSIP Restatement over any amounts paid to exercise an AO will be considered ordinary income to the recipient in the year in which paid, and the Company will be entitled to a deduction in the same year and in the same amount, subject to the limitations imposed under Section 162(m) of the Code (see discussion below).

      Section 162(m) of the Code limits deductibility of certain compensation for the Company's Chief Executive Officer and the additional four executive officers of the Company who are highest paid and employed at year end to $1 million per year unless certain conditions are met which result in compensation being characterized as "performance-based" compensation. Awards under the Plan will not satisfy the conditions necessary to cause the compensation earned under them to qualify as "performance-based" compensation which is not subject to the deductibility limit of
Section 162(m) of the Code. It is the position of the Board of Directors that the mechanistic approach necessary in the design of incentive compensation in order to satisfy the criteria under
Section 162(m) of the Code for compensation to be "performance based" would unnecessarily compromise the best interests of the Company and its shareholders.

      Certain provisions in the Plan may afford the recipient of an Award under the Plan with special protections or payments which are contingent upon a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute "parachute payments" which, when aggregated with other "parachute payments" received by the recipient could result in the recipient receiving "excess parachute payments". The Company would not be allowed a deduction for any such "excess parachute payments" and the recipient of such "excess parachute payments" would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed with respect to such payments.

     The foregoing summary of the proposed 1997 LTSIP Restatement is qualified in its entirety by reference to the specific provisions of the 1997 LTSIP Restatement the full text of which is set forth as Appendix C hereto. The 1997 LTSIP Restatement does not extend the term of the 1992 LTSIP and, therefore, the 1997 LTSIP Restatement will terminate (and no further awards thereunder will be granted after) June 2, 2002. The fair market value of the Company's Common Stock, computed as the average of the high and low sale prices for each, as reported on the Exchange on November 10, 1997, was $0.5625 per share. In view of the fact that there is no public market for the Amended Series A Preferred Stock, the fair market value of the Amended Series A Preferred Stock on November 10, 1997, determined in good faith by the Board of Directors based upon the last bid price of the Amended Series A Preferred Stock in the PORTAL Market, as reported to the Company by Jefferies & Company, Inc., was $80.00 per share.


Vote Required for Approval
--------------------------

     The Board of Directors recommends that shareholders vote FOR Proposal 3. The affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Meeting, a quorum being present, is required to approve this proposal. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.

PROPOSAL 4 - APPROVAL OF APPRECIATION OPTION FOR M.W. MILLER, JR.

      Subject to shareholder approval and pursuant to the 1997 LTSIP Restatement (see Proposal 3 above), the Board has approved an Appreciation Option for M. W. Miller, Jr. A copy of the Appreciation Option Agreement is attached hereto as Appendix D. The Board has determined that the Appreciation Option to M. W. Miller, Jr. is in the best interests of the Company and its shareholders in order to, and is required to, retain the services of Mr. Miller, who has been instrumental in developing the
Company's China activities and in successfully concluding the Company's recent $100 million financing. The Appreciation Option would also provide Mr. Miller with additional incentive to increase the value of the Company based upon its market capitalization thereby directly benefiting the shareholders of the Company by increasing the value of their investments in the Company.

      The Appreciation Option Agreement provides Mr. Miller with the right, upon his payment of the Exercise Price (as defined below) to additional compensation (payable in cash or in shares of Common Stock or Preferred Stock or a combination thereof, as elected by the Company) based upon 5% of the difference between the market capitalization of the Company as of June 1, 1997 and the market capitalization of the Company as of the date that Mr. Miller exercises the Appreciation Option. For purposes of the
Appreciation Option, the Company's market capitalization is the total fair market value of the Company's outstanding shares of Common Stock, Preferred Stock and outstanding options and warrants. In general, fair market value is determined based on the trading price of marketable securities and by the Board of Directors as to the fair market value for securities for which there is no ready market. Fair market value as of the date of exercise of the Option is based on the average fair market value of the 30-day period immediately preceding the date of the Appreciation Option exercise. On June 1, 1997, the aggregate market capitalization of the Company was $161,547,223 million. Upon exercise of his Option, in the event the Company elects to settle the Option with shares of Stock, Mr. Miller must pay the Company twenty percent (20%) of the amount he is entitled to receive upon exercise of the Appreciation Option (before any reduction as hereinafter set forth), or any increment thereof, up to an aggregate maximum of $5 million (the "Exercise Price") in cash. In the event the Company elects to settle the Option in cash, the amount of cash Mr. Miller will receive will be reduced by the amount of the Exercise Price. Because Mr. Miller's Appreciation Option contemplates compensation determined with reference to increases in the Company's market capitalization without restriction, there is no effective limit on the amount of compensation which may become payable thereunder. Mr. Miller may exercise his Appreciation Option as of any June 1 or December 1 commencing June 1, 2002 upon 45 days written notice, in whole or in 10% increments. In the event that Mr. Miller exercises his Appreciation Option for less than the total amount available thereunder, the percentage increment as to which it is exercised will cease to be available to create additional compensation opportunity for Mr. Miller based upon appreciation thereafter in the Company's market capitalization. Mr. Miller's Appreciation Option expires on June 1, 2007 and will remain exercisable at any time prior to such expiration notwithstanding his termination of employment with the Company unless such employment is terminated by the Company for "cause" or is terminated by Mr. Miller without "good reason." In keeping with the provisions of the 1997 LTSIP Restatement discussed in Proposal 3 - "Change of Control Provisions," in the event of a "change of control of XCL" the Appreciation Option will become immediately exercisable and the Company will be obligated to pay Mr. Miller upon any exercise of his Appreciation Option at least 40% of the net amount payable in respect of such exercise in cash. This obligation may impede the consummation of a change of control of the Company.


Accounting Effect
-----------------

      The Company anticipates that the aforementioned Award will result in a significant non-cash charge to earnings which is expected to be recognized in the fourth quarter. As a result of the accounting treatment for such non-cash charge, the Company does not expect any change to its net worth. As of the date hereof the amount of such charge is not determinable.


Federal Income Tax Effects
--------------------------

      The following is a general summary of the principal federal income tax effects of Mr. Miller's Appreciation Option. Such description does not purport to cover all potential tax consequences thereof. Mr. Miller will not recognize any taxable compensation as a result of his Appreciation Option until his exercise of such Appreciation Option, in whole or in part. Upon such exercise, Mr. Miller shall recognize compensation income taxable at ordinary income rates equal to the net cash he receives (i.e., the cash received less exercise price owed allocable to such cash) and the excess of the fair market value of the Common Stock and/or Preferred Stock he receives over the exercise price he paid which is allocable to such stock upon such exercise. Subject to certain limitations imposed by Section 162(m) of the Code (see discussion below), the Company will be entitled to a deduction for federal income tax purposes in the same year as, and in an amount equal to, the income recognized by Mr. Miller in connection with such exercise. In the event that Mr. Miller receives shares of Common Stock and/or Preferred Stock upon exercise of his Appreciation Option, his basis in such shares will be equal to their fair market value as of the date of his receipt thereof. Because Mr. Miller is the Chief Executive Officer of the Company, Section 162(m) of the Code limits deductibility of certain compensation paid to him to one million dollars per year unless certain conditions are met which result in such compensation being characterized as "performance based" compensation. The amount of taxable income generated as a result of Mr. Miller's exercise of the Appreciation Option will constitute compensation for purposes of Section 162(m) of the Code but will not satisfy the conditions necessary to cause such compensation to qualify as "performance based" compensation which is not subject to the deductibility limit of Section 162(m) of the Code. It is the position of the Company that the incentive created by the Agreement for Mr. Miller to maximize the value of the Appreciation Option of the Company's market capitalization is such that the Appreciation Option is in the best interests of the Company and its shareholders notwithstanding the loss pursuant to Code Section 162(m) of a deduction for compensation which may be earned by Mr. Miller for federal income tax purposes pursuant to the Appreciation Option.


Vote Required for Approval
--------------------------

     The Board of Directors recommends that shareholders vote FOR Proposal 4. The affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Meeting, a quorum being present, is required to approve this proposal. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.

                      INDEPENDENT AUDITORS

       The Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed the firm of Coopers & Lybrand to serve as independent accountants of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand has served as independent accountants of the Company since its inception and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

      One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                   SHAREHOLDERS' PROPOSALS FOR
               1998 ANNUAL MEETING OF SHAREHOLDERS


      Pursuant to Rule 14a-8(a)(3)(i) promulgated by the U.S. Securities and Exchange Commission, proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company a reasonable time prior to the solicitation of proxies for such meeting to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Assuming the 1998 Annual Meeting of Shareholders is held on May 19, 1998, as provided in the Bylaws, proposals of shareholders intended to be presented at that meeting should be received by the Company prior to January 20, 1998.

                         OTHER BUSINESS

      The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Special Meeting in Lieu of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies as in their discretion they may deem advisable.

                          ANNUAL REPORT

      The  Annual Report of the Company for the fiscal year ended
December  31, 1996, has been mailed to shareholders on  or  about
May 15, 1997. The Annual Report does not form any part of the material for solicitation of proxies.

                     ADDITIONAL INFORMATION

      The form of proxy and Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

                              Yours sincerely,

                               /s/ Marsden W. Miller, Jr.

                              MARSDEN W. MILLER, JR.
                              Chairman and Chief Executive Officer

November 20, 1997

                                                       APPENDIX A


      On October 27, 1997, the Board of Directors of the Company unanimously adopted the following resolutions:

       RESOLVED: that Article FOURTH of the Certificate of Incorporation be amended and restated by adding the following provisions thereto:

     "       Simultaneously  with  the  effective  date  of  this
     Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifteenth (1/15) of a share of the Corporation's Common Stock, par value $.01 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent, or an Exchange Agent appointed by the Corporation, for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing price of the Old Common Stock on the American Stock Exchange, Inc. on the Effective Date, as reported on the composite tape of the American Stock Exchange, Inc. (or in the event the Corporation's Common Stock is not so traded on the Effective Date, such closing price on the next preceding day on which such stock was traded on the American Stock Exchange, Inc.). The Corporation may retain a third party to collect and pool fractional share interests, sell the same, and return payment to the holders of the interests. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent or Exchange Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent or Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, to provide funds for their purchase, or establish to the satisfaction of the Transfer Agent or the Exchange Agent that such taxes are not payable."

;and it was further

     RESOLVED: that any share of New Common Stock to be issued in exchange for shares of Old Common Stock and any cash to be paid in lieu of fractional share interests in New Common Stock shall revert in full ownership to the Company one year after the Effective Date if such shares and cash are not claimed by the persons entitled thereto; and it was further

      RESOLVED: that the shares of New Common Stock to be issued in exchange for shares of Old Common Stock shall, upon such issuance, be deemed to have been duly authorized and will be fully paid, validly issued and nonassessable; and it was further

      RESOLVED: that the appropriate officers of the Company be, and they hereby are authorized and directed to adjust the capital accounts of the Company to transfer an amount from capital to surplus to cover the aggregate decrease in the par value of the issued shares of New Common Stock in light of the adoption of the foregoing resolutions; and it was further

      RESOLVED: that the Certificate of Incorporation of the Corporation be amended to reflect the aforementioned amendment to Article FOURTH and restated in accordance with Section 245(b) of the Delaware General Corporation Law to read in its entirety as provided in Appendix B attached hereto and that such Certificate of Incorporation, as so amended and restated (the "Restated Certificate of Incorporation"), be submitted to the stockholders of the Corporation for their approval; and it was further

      RESOLVED: that the appropriate officers of the Corporation are hereby authorized and directed to do all things and to prepare, execute, deliver, file, record and affix the Corporate seal to all agreements, documents and other instruments, their execution thereof to be conclusive evidence of their approval thereof and their authority so to do, including, without limitation, subject to the receipt of the requisite approval of the stockholders, the Restated Certificate of Incorporation, which in their sole judgement are deemed necessary or advisable to implement the foregoing resolutions.

                                                       APPENDIX B

                      AMENDED AND RESTATED
                  CERTIFICATE OF INCORPORATION
                               OF
                            XCL LTD.


1. The name of the corporation (which is hereinafter referred to as the "Corporation") is XCL LTD.

2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 30, 1987, under the name The Exploration Company of Louisiana, inc. (the
  "Original Certificate").

3. This Amended and Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called and held, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware and, restates, integrates and further amends the provisions of the Original Certificate and, upon filing with the Secretary of State in accordance with Section 103, shall thenceforth supersede the Original Certificate as amended by all amendments filed subsequent thereto prior to the date hereof and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Certificate of Incorporation of the Corporation.

4. The text of the Original Certificate, as amended, is hereby amended and restated to read in its entirety as follows:

       FIRST:            The   name  of  this  corporation   (the
"Corporation") is XCL Ltd.

      SECOND:      The  address  of the Corporation's  registered
office  in  the  State of Delaware is 1105 North  Market  Street,
Suite 1300, in the City of Wilmington, County of New Castle.

     THIRD:     The nature of the business and the purposes to be
conducted, promoted and carried on are:

           To engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, either for its own account, or for the account of others as agent, and either as agent or principal, to enter upon or engage in any kind of business of any nature whatsoever, which corporations organized under the Delaware General Corporation Law may engage; to the extent not prohibited thereby, to enter upon and engage in any kind of business of any nature whatsoever and to acquire real property and personal property in any other state of the United States of America, any foreign nation, and any territory of any country to the extent permitted by the laws of such other state, nation or territory.

      FOURTH: A. The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized to issue shall be 2,400,000 shares of "Preferred Stock," par value $1.00 per share, and 500,000,000 shares of "Common Stock," par value of $0.01 per share. Simultaneously with the effective date of this Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-fifteenth (1/15) of a share of the Corporation's Common Stock, par value $.01 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent, or an Exchange Agent appointed by the Corporation, for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing price of the Old Common Stock on the American Stock Exchange, Inc. on the Effective Date, as reported on the composite tape of the American Stock Exchange, Inc. (or in the event the Corporation's Common Stock is not so traded on the Effective Date, such closing price on the next preceding day on which such stock was traded on the American Stock Exchange, Inc.). The Corporation may retain a third party to collect and pool fractional share interests, sell the same, and return payment to the holders of the interests. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent or Exchange Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent or Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, to provide funds for their purchase, or establish to the satisfaction of the Transfer Agent or the Exchange Agent that such taxes are not payable. The Board of Directors be and hereby is authorized to issue all or any part of the unissued shares of Preferred Stock and Common Stock thus authorized without further action by the stockholders, unless such action is required by law or by the rules of any stock exchange on which the Corporation's securities are then listed. The number of shares of the Preferred Stock initially authorized to be issued as Amended Series A, Cumulative Convertible Preferred Stock, Series B, Cumulative Preferred Stock and Series F, Cumulative Convertible Preferred Stock and the relative rights and preferences of such shares are set forth in Paragraphs B, C and D, of this Article FOURTH. Authority is hereby expressly vested in the board of directors to increase the number of authorized shares of such series of Preferred Stock and to divide the Preferred Stock into additional series and, within the limitations imposed by applicable law, to fix and determine the relative rights and preferences of the shares of any series so established by resolution of the board of directors and to provide for the issuance thereof. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series:

     (1)     the rate of dividend;

      (2) the price at and the terms and conditions on which shares may be redeemed or otherwise purchased;

      (3) the amount payable upon shares in the event of dissolution of the Corporation;

      (4) sinking fund provisions for the redemption or purchase of shares;

      (5) the terms and conditions on which the shares may be converted, if the shares of a series are issued with the privilege of conversion;

     (6)     voting rights; and

      (7) such other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.

      B. The Corporation shall have the authority to issue up to 2,085,000 shares of Preferred Stock, which shall be designated Amended Series A, Cumulative Convertible Preferred Stock (the "Amended Series A Preferred Stock"), each share of Amended Series A Preferred Stock being identical with each other share of Amended Series A Preferred Stock and all shares of Amended Series A Preferred Stock having the following characteristics, rights and preferences:


     Section 1. Designation; Number of Shares. The shares of the series authorized by this resolution shall be designated as Amended Series A, Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock" or "Amended Series A Preferred Stock"). The number of shares initially constituting such series shall be limited to Two Million Eighty Five Thousand (2,085,000). Such number of shares may be decreased, at any time and from time to time, by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of
Convertible Preferred Stock to a number less than the number of shares then outstanding. The liquidation value of the Convertible Preferred Stock shall be $85.00.

     Section 2.     Dividends.

      (a) Amount. The holders of Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the
Board of Directors, out of funds legally available for the payment of dividends, dividends at the rate of $8.075 per share per annum, and no more, payable semi-annually, on May 1, and November 1 in each year, commencing November 1, 1997, except that if such date is not a business day then such dividend shall be payable on the next succeeding business day (the "Dividend Payment Date" or "Dividend Payment Dates") (as used herein, the term "business day" shall mean any day except a Saturday, Sunday or day on which banking institutions are authorized or required by law to close in New York City or in the City of Lafayette, Louisiana). Such dividends shall be cumulative (whether or not declared) and shall accrue, without interest, from the first day in which such dividend may be payable as provided herein, except that with respect to the first semi-annual dividend, such dividend shall accrue from the date of issuance of such shares of Convertible Preferred Stock (the "Issue Date"). Dividends shall be payable to holders of record as they appear on the share transfer records of the Corporation on such record dates as may be fixed by the Board of Directors, not more than sixty (60) days nor less than ten (10) days preceding such Dividend Payment Date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not more than sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. The amount of dividends payable on shares of Convertible Preferred Stock for each full semi-annual dividend period (the "Semi-Annual Dividend"), shall be computed by dividing by two the annual rate per share set forth in this subsection (a). During the period commencing on the Issue Date to and including the Dividend Payment Date on November 1, 2000, dividends shall be paid in additional fully paid and nonassessable shares of Convertible Preferred Stock (the "Preferred Dividend Stock"), and, thereafter, dividends shall be paid in cash, or, at the sole election of the Corporation, in shares of Preferred Dividend Stock. The amount of Preferred Dividend Stock payable on the Convertible Preferred Stock for each semi-annual dividend period shall be computed by dividing the amount of the full Semi-Annual Dividend by eighty-five (85). No fractional shares of Preferred Dividend Stock shall be issued by the Corporation. Instead of any fractional share of Preferred Dividend Stock that would otherwise be issuable to a holder by way of a dividend on the Convertible Preferred Stock, the Corporation shall either (i) pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of $85.00 computed to the nearest whole cent or (ii) aggregate all such fractional shares into a whole number of shares and sell such aggregated fractional shares on behalf of the holders entitled thereto in a public or private sale and distribute the net cash proceeds from the sale thereof to such holders pro rata. If the Corporation shall elect so to aggregate and sell such fractional shares, it shall endeavor to use its best efforts to secure the best available sales price for such shares but shall not be obligated to secure the highest price obtainable for such shares. The amount of Preferred Dividend Stock issuable to a holder by way of a dividend shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock registered in such holder's name on the record date fixed for the payment of such dividend. Dividends payable on the Convertible Preferred Stock for any period less than a full semi-annual period shall be computed on the basis of a 360-day year of twelve 30-day months.

       (b) Priority. If dividends upon any shares of Convertible Preferred Stock, or any other outstanding class or series of Stock of the Corporation ranking on a parity with the Convertible Preferred Stock as to dividends, are in arrears, all dividends or other distributions declared upon each class or series of such Stock (other than dividends paid in Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share on the Convertible Preferred Stock and such class or series bear to each other the same ratio that the accrued and unpaid dividends per share on the shares of the Convertible Preferred Stock and such class or series bear to each other. Except as set forth above, if dividends upon any shares of Convertible Preferred Stock are in arrears: (i) no dividends (in cash, Stock or other property) may be paid, declared or set aside for payment or any other distribution made on any Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends (other than dividends or distributions in Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, dissolution or winding up) and upon liquidation, dissolution or winding up; and (ii) no Stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends may be redeemed, purchased or otherwise acquired by the Corporation, except by conversion of such Stock into, or exchange of such Stock for, Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

      (c) No Interest. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are accrued but unpaid. Dividends paid on shares of Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Section 3.     Conversion Privilege.

      (a) Right of Conversion. At any time on or after May 20, 1998 (the "Conversion Date"), each share of Convertible Preferred Stock shall be convertible at the option of the holder thereof into fully paid and nonassessable shares of Common Stock ("Conversion Stock"), at a conversion rate per full share of Convertible Preferred Stock determined by dividing $85.00 by the conversion price per share of Common Stock in effect on the date such share is surrendered for conversion, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 3, except that if shares have been called for redemption, the conversion right will terminate as to the shares called for redemption at 5:00 p.m. New York City time, on the business day prior to the date fixed for such redemption. For purposes of this resolution, the "conversion price" per share of Convertible Preferred Stock shall initially be $0.50 and shall be adjusted from time to time in accordance with the provisions of this
Section 3. For purposes of this resolution, the "conversion rate" per share of Convertible Preferred Stock shall initially be 170 shares of Conversion Stock and shall be adjusted from time to time in accordance with the provisions of this Section 3. Each share of Convertible Preferred Stock may be converted in whole or in part.

      (b) Conversion Procedures. Any holder of shares of Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects to convert such shares of Convertible Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

      Except as otherwise described in Section 3(i) or in this paragraph, no payments or adjustments in respect of dividends on shares of Convertible Preferred Stock surrendered for conversion, whether paid or unpaid and whether or not in arrears, or on account of any dividend on the Conversion Stock issued upon conversion shall be made by the Corporation upon the conversion of any shares of Convertible Preferred Stock at the option of the holder, including, without limitation, the special conversion rights provided in Section 4. The holder of record of shares of Convertible Preferred Stock on a dividend record date who surrenders such shares for conversion during the period between such dividend record date and the corresponding Dividend Payment Date will be entitled to receive the dividend on such Dividend Payment Date notwithstanding the conversion of such shares; provided, however, that unless such shares, prior to such surrender, had been called for redemption on a redemption date during the period between such dividend record date and the Dividend Payment Date, such shares must be accompanied, upon surrender for conversion, by payment from the holder to the Corporation of an amount equal to the dividend payable on such shares on that Dividend Payment Date.

      The Corporation shall, as soon as practicable after such surrender of certificates evidencing shares of Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, delivered at such office of such transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

      (c) Adjustment of Conversion Price and Conversion Rate. The conversion price at which a share of Convertible Preferred Stock is convertible into Common Stock, and the conversion rate at which shares of Conversion Stock are issuable upon conversion of Convertible Preferred Stock, shall be subject to adjustment in certain events including, without duplication, the following:

           (i) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock to all holders of its Common
     Stock, the conversion price in effect at the opening of business on the business day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting or included in such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

           (ii) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share (determined as provided in paragraph (vi) of this Section 3(c)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case any rights or warrants referred to in this paragraph
     (ii) in respect of which an adjustment shall have been made shall expire unexercised, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

           (iii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (iv)     Subject to the last sentence of this paragraph
     (iv), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in paragraph  (ii)  of  this  Section  3(c),  any  dividend  or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (i) of this
     Section 3(c)), the conversion price in effect on the day following the date fixed for the payment of such distribution (the date fixed for payment being referred to as the "Reference Date") shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the Market Price per share (determined as provided in paragraph (vi) of this Section 3(c)) of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on the Reference Date of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Market Price per share of Common Stock pursuant to paragraph (vi) of this
     Section 3(c). For purposes of this paragraph (iv), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed to be (A) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (making any conversion price reduction required by this paragraph (iv)) immediately followed by (B) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by paragraph (i) or (ii) of this Section 3(c)), except (1) the Reference Date of such dividend or distribution as defined in this paragraph (iv) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of paragraphs (i) and (ii) of this Section 3(c) and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (i) of this Section 3(c).

           (v) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock in cash (excluding (A) cash that is part of a distribution referred to in paragraph (iv) above and (B) in the case of any quarterly cash dividend on the Common Stock, the portion thereof that does not exceed the per share amount of the next preceding quarterly cash dividend on the Common Stock (as adjusted to appropriately reflect any of the events referred to in paragraphs (i), (ii), (iii), (iv) and (v) of this Section 3(c)), or all of such quarterly cash dividend if the amount thereof per share of Common Stock multiplied by four does not exceed 15% of the Market Price per share (determined as provided in paragraph (vi) of this
     Section 3(c)) of the Common Stock as of the trading day next preceding the date of declaration of such dividend, the conversion price in effect immediately prior to the opening of business on the day following the date fixed for the payment for such distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the Market Price per share (determined as provided in paragraph (vi) of this Section 3(c)) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided above applicable to one share of Common Stock, and the denominator of which shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

           (vi) For the purpose of any computation under paragraph (ii), (iii), (iv) or (v) of this Section 3(c) or
     Section 3(d), the Market Price per share of Common Stock on any date shall be deemed to be the average of the Market Prices for the five consecutive trading days ending with and including the date in question; provided, however, that
     (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to paragraph (i), (ii), (iii), (iv) or (v)
     above ("Other Event") occurs after the fifth trading day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Event"), the Market Price for each trading day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Market Price by the same fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (B) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Market Price for each trading day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (C) if the "ex" date for any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of clauses (A) and
     (B) of this proviso to have an "ex" date occurring prior to the "ex" date for the other event, and (D) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (B) of this proviso, the Market Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (iv) or (v) of this Section 3(c), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the rights, warrants, evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchanges or in the relevant market from which the Market Price was obtained without the right to receive such issuance or distribution and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective. As used in this Section 3(c) or in Section 3(d), the term "Market Price" of the Common Stock for any day means the last reported sale price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case reported on the American Stock Exchange ("AMEX") Consolidated Transaction Tape, or, if the Common Stock is not listed or admitted to trading on the AMEX on such day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, if the Common Stock is listed on a national securities exchange, or the National Market Tier of The Nasdaq Stock Market ("Nasdaq NMS") or, if not listed or admitted to trading on such quotation system, on the principal quotation system on which the Common Stock may be listed or admitted to trading or quoted or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any AMEX member firm selected from time to time by the Board of Directors of the Corporation for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Corporation.

           (vii) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this paragraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (viii) Whenever the conversion price is adjusted as herein provided:

                (A) the Corporation shall make an appropriate corresponding proportional adjustment to the conversion rate which shall become effective when the adjustment to the conversion price becomes effective;

               (B) the Corporation shall compute the adjusted conversion price and conversion rate and shall prepare a certificate signed by a Vice President or the Treasurer of the Corporation setting forth the adjusted conversion price and conversion rate and showing in reasonable detail the facts upon which such adjustments are based, and such certificate shall forthwith be filed with the transfer agent for the Convertible Preferred Stock; and

                 (C) as soon as practicable after the adjustments, the Corporation shall mail to all record holders of Convertible Preferred Stock at their last addresses as they shall appear in stock transfer books of the Corporation a notice stating that the conversion price and conversion rate have been adjusted and setting forth the adjusted conversion price and conversion rate.

           (ix) The Corporation from time to time may reduce the conversion price or increase the conversion rate by any amount for any period of time if the period is at least twenty (20) days and the Board of Directors has made a determination that such reduction (or increase) would be in the best interest of the Corporation, which determination shall be conclusive. Whenever the conversion price is reduced (or the conversion rate increased) pursuant to the preceding sentence, the Corporation shall mail to the record holders of Convertible Preferred Stock a notice of the reduction (or increase) at least fifteen (15) days prior to the date the reduced conversion price (or increased conversion rate) takes effect, and such notice shall state the reduced conversion price (or increased conversion rate) and the period it will be in effect.

      (d) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. If more than one certificate evidencing shares of Convertible Preferred Stock shall be surrendered for conversion at such time by the holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Convertible Preferred Stock, the Corporation shall either (i) pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Market Price for the shares of Common Stock as of the day of such conversion or (ii) aggregate all such fractional shares into a whole number of shares and sell such aggregated fractional shares on behalf of the holders entitled thereto in a public or private sale and distribute the net cash proceeds from the sale thereof to such holders pro rata. If the Corporation should so elect so to aggregate and sell such fractional shares, it shall endeavor to use its best efforts to secure the best available sales price for such shares but shall not be obligated to secure the highest price obtainable for such shares.

      (e) Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Corporation shall be a party to any transaction pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property (including without limitation any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Corporation with, or merger of the Corporation into, any other person, any merger or another person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any share exchange), then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such transaction provided, however, that if the holders of Common Stock were entitled by the terms of the transaction to make an election to receive securities, cash or property, or any combination of the foregoing, lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash or other property receivable upon such transaction by a holder of the number of shares of Common Stock who made one of the elections provided for in such transaction (as determined by the Board of Directors, whose determination shall be conclusive) into which such share might have been converted immediately prior to such transaction. The Corporation or the person formed by such consolidation or resulting from such merger or which acquires such shares or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituting document to establish such right. Such certificate or articles of incorporation or other constituting document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituting document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The above provisions shall similarly apply to successive transactions of the foregoing type.

      (f) Reservation of Shares; Etc. The Corporation shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued Common Stock and/or Common Stock held in treasury, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, in good faith and as expeditiously as possible, endeavor to cause the authorized number of shares of Common Stock to be increased (or combine or repurchase its outstanding shares of Common Stock) if at any time the number of shares of authorized and unissued Common Stock and/or Common Stock held in treasury, shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

      If any shares of Common Stock required to be reserved for the purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, for so long as the Common Stock continues to be so listed.

     (g)     Prior Notice of Certain Events.  In case:

                (i) the Corporation shall (A) declare any dividend (or any other distribution) on its Common Stock, other than (1) a dividend payable in shares of
          Common Stock or (2) a dividend payable in cash out of its retained earnings other than any special or
          nonrecurring   or  other  extraordinary   dividend   or
          (B) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

                (ii) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

                (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any share exchange whereby the Corporation is converted into other securities, cash or other property; or

                 (iv)       of   the  voluntary  or   involuntary
          dissolution,   liquidation  or  winding   up   of   the
          Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Convertible Preferred Stock, and shall cause to be mailed to all holders of record of the Convertible Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least fifteen (15) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, or grant of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, repurchase, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock, for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

      (h) Certain Additional Rights. In case the Corporation shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 3(c)(iv) or 3(c)(v) (including, without limitation, dividends or distribution referred to in the last sentence of Section 3(c)(iv)), the holder of each share of Convertible Preferred Stock upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall be entitled to receive for each share of Common Stock into which such share of Convertible Preferred Stock is converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets as distributed applicable to one share of Common Stock; provided, however, that at the election of the Corporation (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Corporation may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Corporation, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, which determination shall be conclusive). If any conversion of a share of Convertible Preferred Stock described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder of the share of Convertible Preferred Stock so converted is entitled to receive in accordance with the immediately preceding sentence, the Corporation may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such holder is so entitled, provided that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and
(b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

     (i)     Mandatory Conversion Right.

           (i) At any time after November 20, 1997, and provided that the Corporation is current in the payment of dividends on the Convertible Preferred Stock to the
     Mandatory Conversion Date, the Corporation may, at its option, require the conversion of all the outstanding shares of Convertible Preferred Stock. The Corporation may exercise this option only if for twenty (20) trading days within any period of thirty (30) consecutive trading days, including the last trading day of such period, the Current Market Price (as defined in subparagraph (iii) below) of the Common Stock equals or exceeds 150% of the current conversion price of the Convertible Preferred Stock, such conversion price to be subject to adjustments in the same manner and for the same events as the conversion price in
     Section  3.   In order to exercise its mandatory  conversion
     option,  the  Corporation must issue  a  press  release  for publication on the Dow Jones News Service, Reuters, Bloomberg, or other widely disseminated publicly available financial news service, announcing the effective date of the mandatory conversion of the Convertible Preferred Stock (the "Mandatory Conversion Date") prior to the opening of business on the second trading day after any period in which the condition in the preceding sentence has been met, but in no event prior to November 20, 1997. The press release shall announce the Mandatory Conversion Date and provide the current conversion price, current conversion rate and Current Market Price of the Common Stock, in each case as of the close of business on the trading day next preceding the date of the press release. Effective on the Mandatory Conversion Date, all of the issued and outstanding shares of Convertible Preferred Stock shall be converted into fully paid and non-assessable shares of Common Stock at such current conversion price and current conversion rate set forth in such press release in the manner provided in this
     Section 3. Effective as of the close of business on the Mandatory Conversion Date, the shares of Convertible Preferred Stock shall no longer be deemed to be issued and outstanding and certificates evidencing such Stock shall solely evidence the right to receive the shares of Common Stock issuable in such conversion.

           (ii) Notice of the exercise of the Mandatory Conversion Right will be given by first-class mail to the record holders of the Convertible Preferred Stock not more than four (4) business days after the Corporation issues the press release. The Mandatory Conversion Date will be a date selected by the Corporation not less than thirty (30) nor more than sixty (60) days after the date on which the Corporation issues the press release announcing its intention to exercise its Mandatory Conversion Right.

          (iii) The term "Current Market Price' of the Common Stock for any day means the reported closing bid price, regular way, on such day, as reported on the AMEX, or, if the Common Stock is not listed or admitted to trading on the AMEX on such day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, if the Common Stock is listed on a national securities exchange, or the Nasdaq NMS or, if the Common Stock is not quoted or admitted to trading on such quotations system, on the principal quotation system in which the Common Stock may be listed or admitted to trading or quoted or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any AMEX member firm selected from time to time by the Board of Directors of the Corporation for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Corporation, which determination shall be conclusive.

     Section 4.     Special Conversion Rights.

      (a) Change of Control. Upon the occurrence of a Change of Control (as defined in Section 4(e)) with respect to the Corporation, each holder of Convertible Preferred Stock shall have the right, at the holder's option, for a period of thirty
(30) days after the mailing of a notice by the Corporation that a Change of Control has occurred, to convert all, but not less than all, of such holder's Convertible Preferred Stock into Common Stock of the Corporation at an adjusted conversion price per share equal to the Special Conversion Price (as defined in
Section 4(e)). The Corporation may, at its option, in lieu of providing Common Stock upon any such special conversion, provide the holder with cash equal to the Market Value (as defined in
Section 4(e)) of the Common Stock multiplied by the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Change of Control at an adjusted conversion price equal to the Special Conversion Price. The special conversion right arising upon a Change of Control shall only be applicable with respect to the first Change of Control that occurs after the first date of issuance of any Convertible Preferred Stock. Convertible Preferred Stock which becomes convertible pursuant to a special conversion right shall, unless so converted, remain convertible pursuant to Section 3 at the conversion price and conversion rate in effect immediately before the effective date of the Change of Control, subject to subsequent adjustment as provided in
Section 3(c).

      (b) Fundamental Change. Upon the occurrence of a Fundamental Change (as defined in Section 4(e)) with respect to the Corporation, each holder of Convertible Preferred Stock shall have a special conversion right, at the holder's option, for a period of thirty (30) days after the mailing of a notice by the Corporation that a Fundamental Change has occurred, to convert all, but not less than all, of such holder's Convertible
Preferred Stock into the kind and amount of cash, securities, property or other assets receivable upon such Fundamental Change by a holder of the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Fundamental Change at an adjusted conversion price equal to the Special Conversion Price. The Corporation or a successor corporation, as the case may be, may, at its option and in lieu of providing the consideration as required above upon such conversion, provide the holder with cash equal to the Market Value of the Common Stock multiplied by the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Fundamental Change at an adjusted conversion price equal to the Special Conversion Price.

      (c) Notice. Upon the occurrence of a Change of Control or a Fundamental Change with respect to the Corporation, within thirty (30) days after such occurrence, the Corporation shall mail to each holder of Convertible Preferred Stock a notice of such occurrence (the "Special Conversion Notice") setting forth the following:

          (i) the event constituting the Change of Control or Fundamental Change;

           (ii) the date upon which the applicable special conversion right will terminate;

          (iii)     the Special Conversion Price;

           (iv) the conversion price and conversion rate then in effect under Section 3 and the continuing conversion rights, if any, under Section 3;

           (v) the name and address of the paying agent and conversion agent;

           (vi) that holders who want to convert Convertible Preferred Stock must satisfy the requirements of
     Section 4(d) and must exercise such conversion right within the thirty (30)-day period after the mailing of such notice by the Corporation;

           (vii) that exercise of such conversion right shall be irrevocable and no dividends on the Convertible Preferred
     Stock (or portions thereof) tendered for conversion shall accrue from and after the conversion date; and

            (viii) that the Corporation (or a successor corporation, if applicable) may, at its option, elect to pay cash (specifying the amount thereof per share) for all Convertible Preferred Stock tendered for conversion.

      (d) Exercise Procedures. A holder of Convertible Preferred Stock must exercise the special conversion right within the thirty (30)-day period after the mailing of the Special Conversion Notice or such special conversion right shall expire. Such right must be exercised in accordance with Section 3(b) to the extent the procedures in Section 3(b) are consistent with the special provisions of this Section 4. Exercise of such conversion right shall be irrevocable and no payments or adjustments in respect of dividends on shares of Convertible Preferred Stock surrendered for conversion, whether paid or unpaid and whether or not in arrears shall be made by the
Corporation upon exercise of such conversion right. The conversion date with respect to the exercise of a special conversion right arising upon a Change of Control or Fundamental Change shall be the thirtieth (30th) day after the mailing of the Special Conversion Notice.

       Convertible Preferred Stock which becomes convertible pursuant to a special conversion right shall, unless converted, remain convertible pursuant to Section 3 into the kind and amount of cash, securities, property or other assets that the holders of the Convertible Preferred Stock would have owned immediately after the Fundamental Change if the holders had converted the Convertible Preferred Stock immediately before the effective date of the Fundamental Change, subject to subsequent adjustment under the provisions contemplated by Section 3(c), if applicable.

      (e) Definitions. The following definitions shall apply to terms used in this Section 4:

           (i) A "Change of Control" with respect to the Corporation shall be deemed to have occurred at the first time after the Issue Date that any person (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act)), including a group (within the meaning of Rule 13d-5 under the Exchange Act), together with any of its Affiliates or Associates (as defined below), files or becomes obligated to file a report (or any amendment or supplement thereto) on
     Schedule 13D or 14D-1 pursuant to the Exchange Act, disclosing that such person has become the beneficial owner of either (A) 50% or more of the shares of Common Stock of the Corporation then outstanding or (B) securities representing 50% or more of the combined voting power of the Voting Stock (as defined below) of the Corporation then outstanding; provided a Change of Control shall not be deemed to have occurred with respect to any transaction that constitutes a Fundamental Change. As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own," any securities of the Corporation in accordance with Section 13 of the Exchange Act and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder; provided that a person shall be deemed to have beneficial ownership of all securities that any such person has a right to acquire whether such right is exercisable immediately or only after the passage of time and without regard to the sixty (60)-day limitation referred to in Rule 13d-3 and, provided further, that a beneficial owner of Convertible Preferred Stock shall not be deemed to beneficially own the Common Stock into which such Convertible Preferred Stock is convertible solely by reason of ownership of the Convertible Preferred Stock. An "Affiliate" of a specified person is a person that directly or indirectly controls, or is controlled by or is under common control with, the person specified. An "Associate" of a person means (i) any corporation or organization, other than the Corporation or any subsidiary of the Corporation, of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity; and
     (iii) any relative or spouse of the person or any relative of the spouse, who has the same home as the person or who is a director or officer of the person or any of its parents or subsidiaries.

           (ii)      "Exchange Act" means the Securities Exchange
     Act of 1934, as amended, and as in effect on the date hereof.

           (iii) A "Fundamental Change" with respect to the Corporation means (A) the occurrence of any transaction or event in connection with which all or substantially all of the Common Stock of the Corporation shall be exchanged for, converted into, acquired for or constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) or (B) the conveyance, sale, lease, assignment, transfer or other disposal of all or substantially all of the Corporation's property, business or assets; provided, however, that a Fundamental Change shall not be deemed to have occurred with respect to either of the following transactions or events: (1) any transaction or event in which more than 50% (by value as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of Marketable Stock (as defined below); or (2) any consolidation or merger of the Corporation immediately prior to such transaction own, directly or indirectly, (x) 50% or more of the common stock of the surviving corporation (or of the ultimate parent of such surviving corporation) outstanding at the time immediately after such consolidation or merger and (y) securities representing 50% or more of the combined voting power of the surviving corporation's Voting Stock (or for the Voting Stock of the ultimate parent of such surviving corporation) outstanding at such time. The phrase "all or substantially all" as used in this definition in reference to the Common Stock shall mean 66% or more of the aggregate outstanding amount of Common Stock.

           (iv) "Voting Stock" means, with respect to any person, capital stock of such person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

           (v) The "Special Conversion Price" shall mean the lesser of the Market Value of the Common Stock and the prevailing conversion price.

           (vi) The "Market Value" of the Common Stock or any other Marketable Stock shall be the average of the last reported sales prices of the Common Stock or such other Marketable Stock, as the case may be, for the five business days ending on the last business day preceding the date of the Change of Control or Fundamental Change; provided, however, that if the Marketable Stock is not traded on any national securities exchange or similar quotation system as described in the definition of "Marketable Stock" during such period, then the Market Value of such Marketable Stock shall be the average of the last reported sales prices per share of such Marketable Stock during the first five business days commencing with the first day after the date on which such Marketable Stock was first distributed to the general public and traded on the New York Stock Exchange ("NYSE"), the AMEX, the Nasdaq NMS or any similar system of automated dissemination of quotations of securities prices in the United States.

          (vii) "Marketable Stock" shall mean Common Stock or common stock of any corporation that is the successor to all or substantially all of the business or assets of the corporation as a result of a Fundamental Change (or of the ultimate parent of such successor), which is (or will, upon distribution thereof, be) listed or quoted on the NYSE, the AMEX, the Nasdaq NMS or any similar system of automated dissemination of quotations of securities prices in the United States.

      Section 5. General Class and Series Voting Rights. The Convertible Preferred Stock shall have the following voting rights in addition to (i) any special voting rights specifically required by the laws of the State of Delaware,(ii) as are provided in Section 6 and (iii) as provided by the provisions of this Restated Certificate of Incorporation of the Corporation:

     (a) So long as any shares of Convertible Preferred Stock remain outstanding, the holders of Convertible Preferred Stock will be entitled to receive notice of any meeting of, and solicitation of any consent from the holders of Common Stock and to vote with the holders of Common Stock on, and to consent to all matters on which the holders of Common Stock are entitled to vote or consent to, respectively. Each share of Convertible Preferred Stock shall be entitled to cast the same number of votes as the full number of shares of Common Stock that are then issuable upon conversion thereof.

     (b) So long as any shares of Convertible Preferred Stock remain outstanding, the vote or consent of the holders of at least two-thirds of the shares of Convertible Preferred Stock outstanding at the time (voting separately as a class) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

          (i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of preferred stock) ranking prior (as that term is hereinafter defined in this Section 5) to the Convertible Preferred Stock; or

           (ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of this Restated Certificate of Incorporation or of these resolutions which would alter, change or repeal the powers, preferences, or special rights of the shares of the Convertible Preferred Stock so as to affect them adversely.

      (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Convertible Preferred Stock shall have been redeemed or sufficient funds and/or shares of Common Stock shall have been deposited in trust to effect such redemption.

     (d) For purposes of this resolution, any class or series of stock of the Corporation shall be deemed to rank:

           (i) prior to the Convertible Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Convertible Preferred Stock;

           (ii) on a parity with the Convertible Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof shall be different from those of the Convertible Preferred Stock, if the holders of such class or series of stock and the Convertible Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority one over the other as of the date of adoption of this resolution. The Series Band Series F Preferred Stock are on a parity with the Convertible
     Preferred Stock as to dividends and as to distribution of assets upon liquidation, dissolution or winding up; and

           (iii) junior to the Convertible Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be Common Stock or if the holders of the Convertible Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series.

     Section 6.     Default Voting Rights.

      (a) Election of Directors. Whenever, at any time or times, dividends payable on the shares of Convertible Preferred Stock shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive and whether payable in cash or shares of Convertible Preferred Stock), the holders of the outstanding shares of Convertible Preferred Stock shall have the exclusive right (voting separately as a class) to elect two directors of the Corporation.

      (b) Vote Per Share. At elections for such directors, each holder of Convertible Preferred Stock shall be entitled to one vote for each share of Convertible Preferred Stock held. Upon the vesting of such right with the holders of Convertible Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two, which shall be of the class or classes selected by the Corporation's
Board of Directors which has the least number of director positions then currently filled, and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Convertible Preferred Stock as hereinafter set forth. The right of the holders of Convertible Preferred Stock, voting separately as a class to elect members of the Board of Directors of the Corporation shall continue until such time as all dividends accrued and unpaid on the Convertible Preferred Stock shall have been paid or declared and funds set aside to provide for payment in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned, and the term of office of all directors so elected shall terminate also.

      (c) Meetings. Whenever the voting right described in subsection (a) above shall have vested in the holders of the Convertible Preferred Stock, the right may be exercised initially either at a special meeting of the holders of the Convertible Preferred Stock called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

      (d) Call of Meeting. At any time when the voting right described in subsection (a) above shall have vested in the holders of the Convertible Preferred Stock, and if the right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of the shares of the Convertible Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Convertible Preferred Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If the meeting shall not be called by the proper officers of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing it within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of the shares of the Convertible Preferred Stock then outstanding may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (d). Any holder of the Convertible Preferred Stock shall have access to the share transfer books of the Corporation as permitted under the Delaware General Corporation Law for the purpose of causing a meeting of the stockholders to be called pursuant to the provisions of this subsection (d). Notwithstanding the provisions of this subsection (d), however, no such special meeting shall be held during a period within sixty (60) days immediately preceding the date fixed for the next annual meeting of stockholders.

      (e)      Quorum.   At any meeting held for the  purpose  of
electing  directors  at  which the  holders  of  the  Convertible
Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 50% of the then outstanding shares of the Convertible Preferred Stock shall be required and be sufficient to constitute a quorum of the holders of the Convertible Preferred Stock for the election of directors. At any such meeting or adjournment thereof (i) the absence of a quorum of the holders of the Convertible Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Convertible Preferred Stock and the absence of a quorum or quorums of the holders of other classes or series of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Convertible Preferred Stock and (ii) in the absence of a quorum of the holders of the Convertible Preferred Stock, a majority of the holders present in person or by proxy of the Convertible Preferred Stock shall have the power to adjourn the meeting, or appropriate portion thereof for the election of directors which the holders of the Convertible Preferred Stock are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The Chairman of the Board or the President of the Corporation shall preside at any such meeting.

      (f) Term. Each director elected by the holders of shares of Convertible Preferred Stock shall continue to serve as a director until such time as all dividends accrued and unpaid on the Convertible Preferred Stock shall have been paid or declared and funds set aside to provide for payment in full, at which time the term of office of all persons elected as directors by the holders of shares of Convertible Preferred Stock shall forthwith terminate and the number of members of the Board of Directors of the Corporation shall be reduced accordingly. Whenever the term of office of the directors elected by the holders of Convertible Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Convertible Preferred Stock as provided in this Section 6 shall have expired, the number of directors shall be such number as may be provided for in the By-Laws irrespective of any increase made pursuant to the provisions of this Section 6.

     Section 7.     Redemption Rights.

      (a) Optional Redemption. The Corporation may at its option, at any time on or after May 1, 2002, in the years indicated below, redeem (an "Optional Redemption") all, or any number less than all, of the outstanding shares of Convertible Preferred Stock, provided, that the Convertible Preferred Stock may not be redeemed, in whole or in part, prior to May 1, 2002. All optional redemptions of shares of Convertible Preferred Stock shall be effected during the twelve (12) month period beginning on May 1 of the year indicated at the applicable redemption prices set forth below:

               Year               Redemption Price Per Share
               ----               --------------------------
               2002                       $  90.00
               2003                          88.33
               2004                          86.67
               2005                          85.00

and thereafter at $85.00 per share, plus, in each case, an amount equal to all dividends (whether or not declared) accrued and unpaid on such share of Convertible Preferred Stock to the date fixed for redemption (the price from time to time to redeem the Convertible Preferred Stock excluding any dividends (whether or not declared) accrued and unpaid, is referred to herein as the "Redemption Price").

      (b) Mandatory Redemption. Each issued and outstanding share of Convertible Preferred Stock shall be redeemed on May 1, 2007, or the next succeeding business day (the "Mandatory Redemption") at a Redemption Price of $85.00 per share, plus all dividends (whether or not declared) accrued and unpaid on such share of Convertible Preferred Stock to the date fixed for redemption, payable in cash or, at the election of the Corporation, in shares of Common Stock ("Redemption Stock").

       (c) Accrued Dividends. The Corporation may not purchase, redeem or otherwise acquire for value any shares of Convertible Preferred Stock or shares of any other series of Preferred Stock then outstanding ranking on a parity with or junior to the Convertible Preferred Stock unless all accrued dividends on all shares of Convertible Preferred Stock then outstanding shall have been paid or declared and a sum of cash
(or shares of Preferred Dividend Stock) sufficient for the payment thereof set apart. No sinking fund shall be established for the Convertible Preferred Stock.

      (d) Mandatory Redemption Price Paid in Common Stock. The Corporation may pay the Redemption Price for Convertible Preferred Stock called for Mandatory Redemption pursuant to
Section 7(b) by issuing, for each full share of Convertible Preferred Stock being redeemed, to the holder thereof, such number of shares of Redemption Stock equal to the value of the Market Price averaged over the twenty (20) trading days preceding the date of notice of redemption provided for in Section 7(e).
All such shares of Redemption Stock shall be duly authorized, validly issued, fully paid and non-assessable. The Corporation will not issue any fractional shares or script representing fractional shares of Common Stock upon such redemption of the Convertible Preferred Stock and, in lieu thereof, will either (i) pay a cash adjustment based on the Market Price of the Common Stock as of the last trading day prior to the Redemption Date (as hereinafter defined) or (ii) aggregate and sell all such fractional shares and distribute the proceeds to holders as provided in Section 3(d).

      For purpose of this Section 7(d), "Common Stock" shall mean the Common Stock of the Corporation or any other cash, securities or property that the holder of Convertible Preferred Stock is entitled to receive upon conversion of the Convertible Preferred Stock pursuant to Section 3(c).

      (e) Notice of Redemption. Notice of any proposed Optional or Mandatory Redemption of shares of Convertible
Preferred Stock shall be mailed to each record holder of the shares of Convertible Preferred Stock to be redeemed at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall set forth the following:

          (i)     the Redemption Date;

          (ii)     the Redemption Price per share;

           (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to receive the Redemption Price;

           (iv) the shares of Convertible Preferred Stock to be redeemed;

            (v) the then effective conversion price and conversion rate;

           (vi) the Market Price of the Common Stock on the last trading day prior to the date of the notice;

            (vii) whether the Corporation will pay the Redemption Price of the Convertible Preferred Stock to be redeemed by issuing shares of Common Stock as provided in subsection (d) above and, if so, the average of the Market Prices over the twenty (20) trading days preceding the date of the notice; and

           (viii) that the right of holders of shares of Convertible Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the date fixed for redemption (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing).

      Any notice mailed in such manner shall be conclusively deemed to have been duly given regardless of whether such notice is in fact received. If less than all the outstanding shares of Convertible Preferred Stock are to be redeemed, the Corporation will select those to be redeemed ratably or by lot in a manner determined by the Board of Directors. In order to facilitate the redemption of the Convertible Preferred Stock, the Board of Directors may fix a record date for determination of holders of Convertible Preferred Stock to be redeemed, which shall not be more than thirty (30) days prior to the Redemption Date with respect thereto.

      The holder of any shares of Convertible Preferred Stock redeemed pursuant to this Section 7 upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such share of Convertible Preferred Stock and
(ii) transfer instrument(s) sufficient to transfer such shares of Convertible Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Convertible Preferred Stock after the Redemption Date.

      At the close of business on the Redemption Date for any share of Convertible Preferred Stock, such share shall (provided the Redemption Price (including any accrued and unpaid dividends to the Redemption Date) of such shares has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Corporation in such share shall be extinguished on the Redemption Date for such share (including all rights to receive future dividends with respect to such share) except for the right to receive the Redemption Price (including any accrued and unpaid dividends to the Redemption Date), without interest, for such share in accordance with the provisions of this Section 7, subject to applicable escheat laws.

      In the event that any shares of Convertible Preferred Stock shall be converted into Common Stock prior to the Redemption Date pursuant to Section 3 or 4, then (i) the Corporation shall not have the right to redeem such shares and (ii) any funds, securities or other property which shall have been deposited for the payment of the Redemption Price for such shares shall be returned to the Corporation immediately after such conversion
(subject to declared dividends payable to holders of shares of Convertible Preferred Stock on the record date for such dividends being so payable, to the extent set forth in Section 3 hereof; regardless of whether such shares are converted subsequent to such record date and prior to the related Dividend Payment Date) and any shares of Common Stock reserved for issuance upon redemption of such converted shares need no longer be so reserved.

      Notwithstanding the foregoing provisions of this Section 7, and subject to the provisions of Section 2 hereof; if a dividend upon any shares of Convertible Preferred Stock is past due,
(i) no share of the Convertible Preferred Stock may be redeemed, except by means of a redemption pursuant to which all outstanding shares of the Convertible Preferred Stock are simultaneously redeemed and all accrued dividends paid and (ii) the Corporation shall not purchase or otherwise acquire any shares of the Convertible Preferred Stock, except pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

      Section 8. Rank; Liquidation. Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 8, a "Liquidation"), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, an amount equal to $85.00 per share of Convertible Preferred Stock then held by such stockholder, plus all dividends (whether or not declared or due) accrued and unpaid on such share to the date fixed for the distribution of assets of the Corporation to the holders of Convertible Preferred Stock. The shares of Convertible Preferred Stock shall rank prior to the shares of Common Stock and any other class or series of stock of the Corporation ranking junior to the Convertible Preferred Stock, so that the holders of the Convertible Preferred Stock shall receive the full amount to which they shall be entitled before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Convertible Preferred Stock in respect of distributions upon the Liquidation of the Corporation.

      If upon any Liquidation of the Corporation, the assets available for distribution to the holders of Convertible Preferred Stock and any other stock of the Corporation ranking on a parity with the Convertible Preferred Stock upon Liquidation which shall then be outstanding (hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Convertible Preferred Stock and all other such parity stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid to the holders of the Convertible Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to the product derived by multiplying the Total Amount Available times a fraction, the numerator of which shall be the full amount to which the holders of the Convertible Preferred
Stock shall be entitled under the terms of the preceding paragraph by reason of such Liquidation of the Corporation and the denominator of which shall be the total amount which would have been distributed by reason of such Liquidation of the Corporation with respect to the Convertible Preferred Stock and all other stock ranking on a parity with the Convertible Preferred Stock upon Liquidation then outstanding had the Corporation possessed sufficient assets to pay the maximum amount which the holders of all such stock would be entitled to receive in connection with such Liquidation of the Corporation.

      The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all of the property or assets of the Corporation, or the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 8 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

      The holder of any shares of Convertible Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 8 until such holder shall cause to be delivered to the Corporation (i) the certificate(s) representing such shares of Convertible Preferred Stock and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Convertible Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on any payment upon Liquidation after the due date thereof.

      After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

      Section 9. Payments. The Corporation may provide funds for any payment of the Redemption Price for any shares of Convertible Preferred Stock or any amount distributable with respect to any Convertible Preferred Stock under Sections 7 and 8 hereof by depositing such funds with a bank or trust company selected by the Corporation having a net worth of at least $50,000,000, in trust for the benefit of the holders of such shares of Convertible Preferred Stock under arrangements providing irrevocably for payment upon satisfaction of any conditions to such payments by the holders of such shares of Convertible Preferred Stock which shall reasonably be required by the Corporation. The Corporation shall be entitled to make any deposit of funds contemplated by this Section 9 under arrangements designed to permit such funds to generate interest or other income for the Corporation, and the Corporation shall be entitled to receive all interest and other income earned by any funds while they shall be deposited as contemplated by this
Section 9, provided that the Corporation shall maintain on deposit funds sufficient to satisfy all payments which the deposit arrangement shall require to be paid by the Corporation.

      Any payment which may be owed for the payment of the Redemption Price for any shares of Convertible Preferred Stock pursuant to Section 7 or the payment of any amount distributable with respect to any shares of Convertible Preferred Stock under
Section 8 shall be deemed to have been "paid or properly provided for" upon the earlier to occur of: (i) the date upon which such funds sufficient to make such payment shall be deposited in a manner contemplated by the preceding paragraph or (ii) the date upon which a check payable to the person entitled to receive such payment shall be delivered to such person or mailed to such person at either the address of such person then appearing on the books of the Corporation or such other address as the Corporation shall deem reasonable or (iii) in the case of a Mandatory Redemption the Corporation shall have deposited a sufficient amount of shares of Common Stock to pay the Redemption Price as provided in Section 7(e).

      Subject to applicable escheat laws, if the conditions precedent to the disbursement of any funds deposited by the Corporation pursuant to this Section 9 shall not have been satisfied within six (6) months after the establishment of the trust for such funds (or shares), then (i) such funds (or shares) shall be returned to the Corporation upon its request; (ii) after such return, such funds (or shares) shall be free of any trust which shall have been impressed upon them; (iii) the person entitled to this payment for which such funds (or shares) shall have been originally intended shall have the right to look only to the Corporation for such payment, subject to applicable escheat laws; and (iv) the trustee which shall have held such funds (or shares) shall be relieved of any responsibility for such funds (or shares) upon the return of such funds (or shares) to the Corporation.

      Section 10. Status of Reacquired Shares. Shares of Convertible Preferred Stock issued and reacquired by the Corporation (including, without limitation, shares of Convertible Preferred Stock which have been redeemed pursuant to the terms of
Section 7 hereof and shares of Convertible Preferred Stock which have been converted into shares of Common Stock) shall have the status of authorized and unissued shares of preferred stock, undesignated as to series, subject to later issuance.

       Section   11.      Preemptive  Rights.   The   Convertible
Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

     Section 12.     Miscellaneous.

      (a) Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any original issuance and delivery of shares of Convertible Preferred Stock or shares of Common Stock or Preferred Dividend Stock or Redemption Stock or other securities issued on account of Convertible Preferred Stock pursuant hereto or certificates or instruments evidencing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Convertible Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Convertible Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof; and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

      (b) Failure to Designate Stockholder or Payee. In the event that a holder of shares of Convertible Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion or Preferred Dividend Stock to be issued as a dividend or Redemption Stock to be issued upon redemption of such shares, should be registered or to whom payment upon redemption of shares of Convertible Preferred Stock should be made or the address to which the certificates or instruments evidencing such shares or such payment should be sent, the Corporation shall be entitled to register such shares and make such payment in the name of the holder of such
Convertible Preferred Stock as shown on the records of the Corporation and to send the certificates or instruments evidencing such shares or such payment, to the address of such holder shown on the records of the Corporation.

      (c) Registrar and Transfer Agent. The Corporation may appoint, and from time to time discharge and change, the registrar and transfer agent for the Convertible Preferred Stock. The initial registrar and transfer agent for the Convertible Preferred Stock shall be the Corporation.

      (d) Severability. Whenever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

      C. The Corporation shall have the authority to issue up to 50,000 shares of Preferred Stock designated Series B, Cumulative Preferred Stock (the "Series B Preferred Stock"), each share of Series B Preferred Stock being identical with each other share of Series B Preferred Stock and all shares of Series B Preferred Stock having the following characteristics, rights and preferences:

     Paragraph 1.  Designation and Amount.

           The shares of this series of Preferred Stock shall be designated as Series B, Cumulative Preferred Stock, par value of $1.00 per share ("Series B Preferred Stock"), and the number of shares constituting such series shall be 50,000.

     Paragraph 2.  Definitions.

           The following terms, not defined elsewhere herein, shall have the following meanings:

           "The American Stock Exchange" means the American Stock
     Exchange, Inc.

           "Board of Directors" means the Board of Directors of the Company as may be constituted from time to time.

           "Business Day" means any day (other than a Saturday, Sunday or public holiday in the Borough of Manhattan, City of New York, New York) on which banking institutions in New York City are not authorized or obligated by law or executive order to close.

           "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

           "Company"  or "XCL" means The Exploration  Company  of
     Louisiana, Inc., a Delaware corporation.

           "Convertible  Loan  Notes" means the  8%  Subordinated
     Convertible Notes of the Company.

          "Directors" means the directors of the Company.

           "Dividend Stock" means the shares of Common Stock paid to holders of Series B Preferred Stock in lieu of a cash dividend as provided in Section 3(b) hereof.

          "$" means Dollars.

          "Dollars" means the freely transferable currency of the USA.

           "Redemption Stock" means the shares of Common Stock that may be issuable by the Company upon redemption of the Series B Preferred Stock as hereinafter provided.

          "Shareholders" means the holders of the Common Stock.

           "Stock Option Plans" means the Incentive and (non-qualified) Stock Option Plans adopted by the Company for employees and certain other individuals rendering services to the Company.

           "The  London  Stock Exchange" means The  International
     Stock  Exchange  of the United Kingdom and the  Republic  Of
     Ireland Limited.

           "The New York Stock Exchange" means The New York Stock
     Exchange. Inc.

           "Transfer Agent" means the transfer agent for the Series B Preferred Stock from time to time obtaining.

           "UK" and" "United Kingdom" means the United Kingdom of
     Great Britain and Northern Ireland.



          "USA" and "US" means the United States of America.



     Paragraph 3.     Dividends and Distributions.

           (a) Each share of Series B Preferred Stock shall entitle the record holder to receive, out of funds legally available therefor, when, as and if declared by the Board of Directors, dividends in cash at the annual rate of $10.00 per share, which shall be payable in arrears in equal semi-annual installments on June 30th and December 31st, or in the event any such date is a Saturday, Sunday or public holiday in the Borough of Manhattan, the City of New York, New York, on the first Business Day following such date (hereinafter a "Dividend Payment Date") in each year, provided, however, that the dividend payable on the first such Dividend Payment Date occurring after December 31, 1990 shall be equal to the product obtained by multiplying $5.00 by a fraction, the denominator of which shall be 182 and the numerator of which shall be the number of days expired in the period between the date of issuance of the first share of Series B Preferred Stock (the "Issuance Date") and such first Dividend Payment Date (inclusive of both such dates); provided, however, that if as of the tenth Business Day prior to any such Dividend Payment date the Board of Directors has neither (i) declared a cash dividend of $10.00 per share nor (ii) delivered written notice of the Company's election to pay a dividend hereunder in kind in shares of Common Stock, the Company shall, to the extent legally and contractually permitted, declare a dividend and use its best efforts to pay such dividend in shares of Common Stock as set forth in sub-paragraph 3(b).

           (b) The Company may, at its option exercised by written notice to the holders of the Series B Preferred Stock given at least ten (10) Business Days prior to the Dividend Payment Date, elect to pay any dividend due and payable hereunder, and the Company shall to the extent required by sub-paragraph 3(a), in kind in shares of Common Stock in-lieu of a dividend payment in cash. The amount of shares of Dividend Stock issuable to each holder of Series B Preferred Stock pursuant to this sub-paragraph 3(b) on each such Dividend Payment Date shall equal $6.00 divided by the lowest average Closing Price per share of the Common Stock as calculated for the last 5, 10 and 30 Trading Days (the "Trading Periods") preceding such Dividend Payment Date multiplied by the total number of shares of Series B Preferred Stock registered in the name of each such holder of the Series B Preferred Stock on the record date for the payment of the dividend. As used herein, the term "Closing Price" of a security on any day shall mean the last sales price, regular way, per share of such security on such day as reported in the principal consolidated reporting system with respect to such security listed on The American Stock Exchange or The New York Stock Exchange or, if the shares of such security are not listed or admitted to trading on The American Stock Exchange or The New York Stock Exchange, the middle market quotations for the shares of such security (derived from The London Stock Exchange Daily Official List) listed or admitted to trading on The London Stock Exchange, or if the shares of such security are not listed or admitted to trading on The London Stock Exchange, the last sales price as reported in the National Market System ("NMS") of the National Association of Securities Dealers, Inc.'s Automated Quotation System ("NASDAQ"), or if the shares of such security are not listed or admitted to trading in NMS, the average of the high bid and low asked prices in the over-the-counter market as reported by NASDAQ, or if the bid and asked prices on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof on each Trading Day during such Trading Periods. The term "Trading Day" shall mean a day on which the market used for calculating the Closing Price is open for the transaction of business or, if the shares of such security are not so listed or admitted to trading, a Business Day. In any of such alternate cases when such security is not traded in prices expressed in Dollars, such Closing Price shall be converted into Dollars at the spot market exchange rate of pounds sterling (UK) into Dollars as quoted by
     Manufacturers  Hanover  Trust  Company  on   the   date   of
     determination. Fractions of Common Stock arising in respect of the payment of any dividend in shares of Dividend Stock shall not be issued to the holders of Series B Preferred Stock; instead they shall be aggregated and sold in the
     market  on  behalf  of  such  holders  at  the  best   price
     reasonably obtainable and the net proceeds of sale shall be distributed pro rata among such holders unless in respect of any holding of the relevant shares the amount to be distributed would be less than $2.00 in which case such amount shall not be distributed but shall be retained for the benefit of the Company. For the purpose of implementing the provision in the immediately preceding sentence the Board of Directors may appoint a person to execute transfers
     on   behalf  of  persons  otherwise  entitled  to  any  such
     fractions and generally may make all arrangements which appear to them necessary or appropriate for the settlement
     and  disposal  of fractional entitlements.   Within  fifteen
     (15) Business Days after each Dividend Payment Date on which the Company has elected. by written notice to each holder of shares of Series B Preferred Stock, to pay the dividend due thereon in shares of Dividend Stock, each holder of Series B Preferred Stock shall have the right to notify the Company of its election to have the Company sell its shares of
     Dividend  Stock  on  behalf of  such  holder.   As  soon  as
     practicable after receipt of such holder's written election so to sell such shares the Company shall use its best efforts to sell such Dividend Shares in the market or in one or more private transactions, without commission or any other remuneration payable to the Company, at the best price reasonably obtainable for shares of Common Stock, either directly or through one or more brokers or other agents selected by the Company. The Company may, but shall not be required to purchase such shares of Dividend Stock at such
     price.   While  the Company shall seek to  obtain  the  best
     price for such shares it shall not be required to obtain the highest possible price; provided, however, in the event the amount of the net proceeds of sales paid to such holder from the sale of the Dividend Stock (after payment of all sales commissions or fees but before payment of any transfer, stamp, documentary or income taxes) is less than $5.50 per share of Series B Preferred Stock, the Company shall pay
     such  holder  the  difference  in  cash.   Within  ten  (10)
     Business  Days  after  receipt  of  such  holder's   written
     election to sell its shares of Dividend Stock, the Company will sell such stock and pay the holders of the Preferred Stock the net proceeds of such sale and any amount payable under the preceding sentence.

           (c) Dividends shall be cumulative, whether or not earned and whether or not surplus shall be available therefor and shall commence to accrue and accumulate from day to day from the Issuance Date. Such accumulation shall include, if not paid, the dividend payable on such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Such dividends shall be declared and set apart or paid before any dividends (other than dividends payable in Common Stock) shall be paid on the Common Stock. No dividend shall be paid upon or set apart for shares of any other class of stock of XCL (other than shares of preference stock ranking pari passu with the Series B Preferred Stock) until all dividend arrears on the Series B Preferred Stock shall be fully paid. The shares of Series B Preferred Stock shall rank pari passu with the shares of the U.K. Preferred Stock with respect to the payment of dividends.

          (d) Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The Board of
     Directors may fix a record date for the determination of holders of Series B Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

     Paragraph 4.     Dissolution, Liquidation or Winding Up.

          In the event of any dissolution, liquidation or winding up of the affairs of XCL, after payment or provision for payment of the debts and other liabilities of XCL, the registered holders of Series B Preferred Stock shall be entitled to share on a pro rata basis with the shares of U.K. Preferred Stock and all other series of XCL's preference stock ranking on a parity with the Series B
     Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company and to receive, out of the net assets of XCL, $100.00 per share, plus an amount equal to all the dividend arrears on each such share up to the date fixed for distribution and no more, before distribution shall be made to the holders of the Common Stock or any other shares ranking junior to the Series B Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company. Neither the merger or consolidation of XCL, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of XCL within the meaning of this Paragraph 4.

     Paragraph 5.  Redemption.

          The Series B Preferred Stock shall be redeemable at the redemption price specified below and on the following terms and conditions:

           (a) Series B Preferred Stock is redeemable at the option of the holder at any time after May 13, 1994 ("Optional Redemption"), at $100.00 per share plus an amount equal to the accrued and unpaid dividends thereon to the Redemption Date (as hereinafter defined), whether or not earned and whether or not surplus is available therefor, payable out of funds legally available therefor. In order to exercise an Optional Redemption, such holder must give written notice of such redemption to the Company ninety (90) calendar days prior to the redemption date ("Redemption Date"). In the event funds are legally available to redeem only a portion of the Series B Preferred Stock outstanding, such funds shall be applied to redemption to the extent available and the shares to be redeemed shall be selected by lot as determined by the Board of Directors and the remainder of the shares to be redeemed shall be promptly redeemed as funds become legally available. Each holder so electing to have the Company redeem its shares of Series B Preferred Stock shall elect such redemption with respect to at least 5,000 such shares registered in its name on the Redemption Date; provided, however, that a holder of less than 16,667 shares of Series B Preferred Stock so electing to have the Company redeem any of its shares of Series B Preferred Stock shall elect such redemption with respect to all such shares registered in its name on the Redemption Date.

           (b) In the event of an Optional Redemption, the Company may elect, at its option, to pay the redemption price by issuing shares of Redemption Stock to those holders of Series B Preferred Stock who have elected to redeem their shares of Series B Preferred Stock, provided the Company's Common Stock is then listed on The American Stock Exchange. The New York Stock Exchange or The London Stock Exchange or is admitted to trading in NASDAQ National Market. In the event the Company elects to pay the redemption price in shares of Redemption Stock, the Company shall advise the holders by written notice within thirty (30) calendar days after receipt of written notice of such holders' election to redeem shares of Series B Preferred Stock. The number of shares of Redemption Stock so to be issued to such holders shall equal the product of the number of shares of Series B Preferred Stock registered in the name of each such holder, multiplied by the quotient obtained by dividing the sum of $100.00 plus an amount equal to the accrued and unpaid dividends on each share of Series B Preferred Stock to the Redemption Date by the lowest average Closing Price per share of the Common Stock as calculated for the last 5, 10 and 30 Trading Days preceding the Redemption Date. Issuance and delivery of the Redemption Stock to such holders shall be effected by the Company or the Redemption Agent (as hereinafter defined) in the same manner and to the same effect as the payment of the redemption price in cash in accordance with the procedures set forth in sub-paragraph 5(d) below. In the event the Company has notified a redeeming holder of its election to pay the redemption price in Redemption Stock, within fifteen (15) Business Days after receipt of such notice, such holder of Series B Preferred Stock shall have the right to notify the Company of its election to have the Company sell its shares of Redemption Stock on behalf of such holder. As soon as practicable after receipt of such holder's written election so to sell such shares the Company shall use its best efforts to sell such Redemption Stock in the market or in one or more private transactions, without commission or any other remuneration payable to the Company, at the best price reasonably obtainable for shares of Common Stock, either directly or through one or more brokers or other agents selected by the Company. The Company may, but shall not be required to purchase such shares of Redemption Stock at such price. While the Company shall seek to obtain the best price for such shares it shall not be required to obtain the highest possible price; provided, however, in the event the amount of the net proceeds of sales paid to such holder from the sale of the Redemption Stock (after payment of all sales commissions or fees but before payment of any transfer, stamp, documentary or income taxes) is less than $100.00 per share of Series B Preferred Stock (the difference being herein referred to as the "Deficit Amount"), the Company shall issue to such holder additional shares of Common Stock (the "Additional Stock") in an amount equal in value to the Deficit Amount computed, to the nearest whole share of Common Stock, by dividing the Deficit Amount by the last sales price per share at which the Redemption Stock was sold as hereinabove provided. Within ten (10) Business Days after receipt of such holders' written election to sell its shares of Redemption Stock, the Company will sell such shares, pay such holder the net proceeds of such sale and issue to such holder the amount of shares of Additional Stock, if any, required to be issued under the preceding sentence. Within fifteen (15) Business Days after the issuance of shares of Additional Stock to such holder, such holder shall have the right to notify the Company of its election to have the Company sell its shares of Additional Stock on behalf of such holder. Within ten (10) Business Days after receipt of such holders' written election to sell its shares of Additional Stock, the Company will sell such shares and pay such holder the net proceeds of such sale. If the net proceeds of such sale of Additional Stock are less than the Deficit Amount (the difference being herein referred to as the "New Deficit Amount"), the Company shall issue to such holder additional shares of Common Stock (the "New Additional Stock") in an amount equal in value to the New Deficit Amount computed to the nearest whole share of Common Stock, by dividing the New Deficit Amount by the last sales price per share at which the Additional Stock was sold as hereinabove provided. Within ten (10) Business Days after the issuance to such holder of the amount of shares of New Additional Stock, if any, required to be issued under the preceding sentence, the Company will sell such shares and pay such holder the net proceeds of such sale. The Company shall continue to issue to such holder additional shares of Common Stock, sell such shares on such holder's behalf and pay such holder the net proceeds of such sale or sales on the same terms as hereinabove provided with respect to the New Additional Stock until such holder has received from the Company aggregate net proceeds of not less than $100.00 per share of Series B Preferred Stock. The Company shall use its best efforts to sell all such Additional Stock, New Additional Stock and such other additional shares of Common Stock on behalf of the Holder in the same manner contemplated for sales of the Redemption Stock, as hereinabove provided.

           (c)   Shares  of  Series B Preferred  Stock  shall  be
     automatically redeemed upon the exercise, in full or in part, in accordance with the Warrant Agreement dated as of March 27, 1991, between the Company and China Investment & Development Co., Ltd. ("CIDC-ROC"), of the Class B Warrants (the "Class B Warrants") issued pursuant to the Securities Purchase Agreement, dated as of March 27, 1991 between the
     Company, China Investment and Development Corporation and CIDC-ROC, to the extent that the Class B Warrants are exercised ("Automatic Redemption"). The number of shares of Series B Preferred Stock which shall be automatically redeemed upon partial exercise of the Class B Warrants shall be calculated by dividing the product of the number of Class B Warrants exercised and the Class B Exercise Price (as defined in the Warrant Agreement) by $100.00, to the nearest whole share of Series B Preferred Stock. The particular shares of Series B Preferred Stock which shall be automatically redeemed upon any partial exercise of the Class B Warrants shall be selected by the Board of Directors of the Company by lottery. The redemption price payable upon Automatic Redemption of the Series B Preferred Stock shall not be payable by issuing shares of Redemption Stock but shall be paid in cash in accordance with the provisions of sub-paragraph 5(d); provided, however, in no event shall such redemption price exceed the amount actually collected by the Company upon exercise of the Class B Warrants.

           (d) If a holder of record submits to the Company, on or prior to a Redemption Date, the certificate or certificates for the Series B Preferred Stock to be redeemed, with the redemption notice thereon appropriately completed, the redemption price shall be payable as soon as practicable thereafter, but in any event no later than the earlier of (i) ten (10) Business Days after receipt of such certificate or certificates or (ii) in the event of an Automatic Redemption the date of the receipt and collection of the Class B Exercise Price of the Class B Warrants being exercised. The Company may deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, City of New York, New York, and having capital surplus and undivided profits aggregating at least $25,000,000) as the "Redemption Agent", for payment to the holders so the shares so to be redeemed, upon surrender (and endorsement, if required by the Board of Directors) of the certificates for such shares. Upon a Redemption Date (unless the Company shall fail to make payment or deposit of the redemption price as above set forth), each holder of the shares of Series B Preferred Stock so to be redeemed shall cease to be a shareholder with respect to such shares and shall have no interest in, or claim against, the Company and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from such bank or trust company, or from the Company, without interest thereon, upon surrender (and endorsement if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any shares of Series B Preferred Stock shall not, within six years after such deposit claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Company such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder.

           (e) In the event of an Automatic Redemption, the dividend on the Series B Preferred Stock as redeemed shall accrue up to the fixed Dividend Payment Date last preceding the relevant redemption date but shall cease to accrue thereafter in respect of shares of Series B Preferred Stock being redeemed.

           (f) Any dividend arrears on the Series B Preferred Stock tendered to the Company upon exercise of the Class B Warrants as therein provided shall be payable in full to the respective last holders of record of the shares of Series B Preferred Stock so tendered to the Company (notwithstanding any subsequent transfer of the shares of Common Stock issued upon exercise of the Class B Warrants), pro rata with payment of corresponding dividend arrears on the Series B Preferred Stock remaining outstanding.

     Paragraph 6.  Voting Rights.

           Except as may be otherwise provided herein or in this Restated Certificate of Incorporation of XCL, as amended from time to time with the consent of the holders of Series B Preferred Stock, provided such consent is required to be obtained hereunder, or as required by applicable law:

           (a) The Series B Preferred Stock shall vote together with the Common Stock of the Company as a single class on all actions to be taken by the stockholders of the Company. Each share of Series B Preferred Stock shall entitle the holder thereof to cast 50 votes on all matters on which the Series B Preferred Stock shall vote with the Common Stock. No adjustment shall be made in the voting rights per share of the Series B Preferred Stock on any matters (including, without limitation, the voting rights set forth in this
     Section 6 and in Sections 7 and 8 hereof) upon any increase or decrease in the number of shares outstanding of any class of stock which is also entitled to vote on such matters;

           (b) The Series B Preferred Stock shall vote as a separate class on any resolution proposed for adoption by the stockholders of the Company which seeks to amend, alter or repeal, the provisions of XCL's Restated Certificate of Incorporation or of the resolutions contained in the Certificate of Designation of the Series B Preferred Stock designating the Series B Preferred Stock and the preferences and privileges, relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, so as to adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the issued Series B Preferred Stock or the creation and issue of other series of preference stock (whether or not denominated in Dollars), or any increase in the amount of authorized shares of Series B Preferred Stock, in each case either being Parity Stock (as defined below) or junior to the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up and with or without similar voting rights will not be deemed to affect adversely such rights, preferences, privileges or voting powers of the Series B Preferred Stock;

           (c) Except in the event that arrangements are or have been offered to the holders of the Series B Preferred Stock which ensure that the rights of such holders would not be prejudiced, XCL will ensure that no plan of compromise or arrangement affecting the Common Stock shall become effective unless the holders of the Series B Preferred Stock shall be parties to the plan and unless the plan shall be approved by the holders of at least two thirds of the then issued and outstanding shares of Series B Preferred Stock, voting as a class together with all other series of preference stock ranking on a parity with the Series B Preferred Stock as to the right to receive any dividends and any payment or distribution of assets upon dissolution, liquidation or winding up (herein referred to as "Parity Stock"). The U.K. Preferred Stock shall be deemed Parity Stock for all purposes herein;

           (d)   In  the case of a vote on a resolution regarding
     (i) the capital reorganization, dissolution or liquidation of XCL; or (ii) any matter for which the consent of the holders of Series B Preferred Stock is sought in accordance with the provisions of sub-paragraphs 6(b) or 6(c) or Paragraphs 7 or 8 hereof; every record holder of Series B Preferred Stock who is present at that meeting in person or by proxy shall be entitled to cast one (1) vote for each share of Series B Preferred Stock registered in its name (voting (A) as a separate class with respect to the matters set forth in sub-paragraph 6(b) and (B) together with all other Parity, Stock with respect to the matters set forth in sub-paragraphs 6(c) and 6(d)(i) and Paragraphs 7 and 8) and the decision of at least two thirds of the votes cast at the meeting by such holders (as to any matters set forth in clause (A) above) and such, holders and the holders of any Parity Stock (as to any matters set forth in clause (B) above) shall be determinative of the matter so long as a quorum (as defined in sub-paragraph 6(e) below) is present; provided that in the case of sub-paragraph 6(d)(ii) above such consent may be sought without a meeting and shall be deemed to be granted upon the receipt of the written consent of at least two thirds of the then issued and outstanding shares of stock entitled to vote on such matter as a class.

           (e) At each meeting of stockholders at which the holders of the Series B Preferred Stock shall have the right to vote as a separate class or together with any other class of stock, the presence in person or by proxy of the holders of record of a majority of the total number of shares of stock entitled to vote as a single class then outstanding shall be necessary and sufficient to constitute a quorum of such class for the transaction of business by such stockholders as a class. At any such meeting or adjournment thereof:

              (i) the absence of a quorum of the holders of the Series B Preferred Stock shall not prevent the election of Directors or the transaction of business other than the transaction of business with respect to which the holders of the Series B Preferred Stock are entitled to vote as a separate class and the absence of a quorum of the holders of any other class of stock for the election of Directors or the conduct of such other business shall not prevent the conduct of business on which the Series B Preferred Stock is entitled to vote as a separate class, and

             (ii) in the absence of any such quorum, the holders present in person or by proxy of the class or classes which lack a quorum shall have the power to adjourn (for a period of up to 30 days) the meeting for the election of Directors which they are entitled to elect from time to time, or for the conduct of such business, without notice other than announcement at the meeting until a quorum shall be present.

     Paragraph 7.  Further Issues: Par Value.

           So long as any shares of Series B Preferred Stock remain outstanding, XCL will not without the affirmative vote or consent of the holders of the Series B Preferred Stock and any Parity Stock, in each case outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or distribution of assets on dissolution, liquidation or winding up or which may be convertible into any class of shares ranking as regards participation in dividends or the distribution of assets on dissolution, liquidation or winding up senior to the Series B Preferred Stock; or (ii) increase or decrease the par value of the Common Stock.

     Paragraph 8.  Other Matters.

           So long as any Series B Preferred Stock remains issued and outstanding then:

           (a) except as authorized by the adoption of an appropriate resolution by the affirmative vote or consent of the holders of the Series B Preferred Stock and any Parity
     Stock in accordance with sub-paragraph 6(d):

             (i) XCL will cause the Group (as defined below) not to directly engage or become materially interested in any business, other than in oil and gas exploration, development and production, including the operation of processing plants and gas gathering systems and pipelines, but excluding any downstream activities such as petroleum refining or retailing of refined products unless such retailing is incidental to a permitted activity;

               (ii) XCL will not purchase any of its own outstanding shares of Common Stock otherwise than (A) in accordance with XCL's Stock Option Plans to the extent Common Stock is used to satisfy the exercise stock options granted thereunder; or (B) pursuant to a resolution of the Shareholders adopted at an Extraordinary General Meeting held on December 4, 1987; and

              (iii)   XCL  shall  cause the Group  not  to  incur
        Indebtedness which shall exceed in aggregate principal amount an amount equal to 200 percent of the amount of Shareholders' Equity of the Group as reported in XCL's Latest Consolidated Balance Sheet.

             For the purposes of sub-paragraph (iii) above:

              (A) "Indebtedness" means all borrowed moneys and shall be deemed to include to the extent not otherwise taken into account:

                (1) the principal amount raised in respect of loans or acceptances by any bank or accepting house under any loan facility or acceptance credit opened on behalf of and in favor of XCL and any corporation a majority of whose shares of voting securities are owned by XCL (a "Subsidiary");

                (2)      the  principal amount of any  debentures
          (secured or unsecured) of XCL or any Subsidiary; and

                (3) the principal amount for which XCL is liable as a guarantor of, or surety for the obligations of a third party;

        But shall not include, as determined in accordance with generally accepted U.S. accounting principles:

               (1)     intra-Group debt;

                (2) the amount of all consolidated current liabilities of XCL and its Subsidiaries incurred in the ordinary course of business, other than for current maturities of long term debt and other than short term borrowings;

               (3)     deferred revenues; and

               (4)     deferred U.S. taxes.,

              (B) "Shareholders' Equity" means the aggregate amount appearing as shareholders' equity in the applicable Latest Consolidated Balance Sheet as determined in accordance with generally accepted US accounting principles;

             (C) "Latest Consolidated Balance Sheet" means at any date the then latest published consolidated balance sheet of the Group prepared in accordance with generally accepted US accounting principles and which has been audited and has been reported on by XCL's auditors for the time being.

              (D) "the Group" means XCL and its Subsidiaries from time to time.

           (b) XCL shall concurrently send a copy of every report and financial statement sent to its Shareholders to every holder of Series B Preferred Stock.

     Paragraph 9.  Reacquired Shares.

           Any shares of the Series B Preferred Stock redeemed or purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Series B Preferred Stock, par value $1.00, and may be reissued as Series B Preferred Stock or part of a new series of preference stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

     Paragraph 10.  Miscellaneous.

           (a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (i) if to the Company, to its office as specified in its most recent Annual Report on Form 10-K (or any successor report or form) or to the Transfer Agent or other agent of the Company designated as permitted thereby or (ii) if to any holder of the Series B Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Company (which may include the records of any Transfer Agent for the Series B Preferred Stock or Common Stock, as the case may be) or
     (iii) to such other address as the Company or any such holder, as the case may be, shall have designated by notice similarly given.

          (b) A copy of any notice given hereunder to any holder of Series B Preferred Stock shall be provided to Shearman & Sterling, 555 California Street, San Francisco, CA 94104,
     Attention: William M. Kelly, Esq. unless otherwise requested in writing by any such holder.

           (c) The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any original issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series B Preferred Stock with respect to which such shares or other securities are issued or delivered were registered (including, without limitation, any sales or transfers of Dividend and Redemption Stock arranged by the Company on behalf of a holder of Series B Preferred Stock), or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has made arrangements satisfactory to the Transfer Agent for the payment to the Company of the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

     Until after the third anniversary of the Issuance Date neither the Company nor the Transfer Agent shall be required to recognize or record on the books and records of the Company or the Transfer Agent any transfer of any shares of Series B Preferred Stock to a person who is not a citizen or resident of the United States of America without the prior written consent of the Company to such transfer, which consent shall not be unreasonably withheld, and the Company shall be entitled to request and receive reasonable proof of the citizenship or residency of any such proposed transferee before authorizing the transfer of such shares of Series B Preferred Stock.

           (d) In the event that a holder of shares of Series B Preferred Stock shall not by written notice designate to whom payment upon redemption of shares of Series B Preferred Stock should be made or the address to which the such payment, should be sent, the Company shall be entitled to make such payment, in the name of the holder of such Series B Preferred Stock as shown on the records of the Company and to send such payment, to the address of such holder shown on the records of the Company.

            (e) Unless otherwise provided in this Restated Certificate of Incorporation of the Company, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made Upon the shares of Series B Preferred Stock and any other stock ranking on a parity with the Series B Preferred Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series B Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividend distributions or payments, as the case may be, then payable per share on the shares of the Series B Preferred Stock and such other stock bear to each other.

           (f) The Company may appoint, and from time to time discharge and change, the Transfer Agent for the Series B Preferred Stock. Upon any such appointment or discharge of a Transfer Agent, the Company shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series B Preferred, Stock. The initial Transfer Agent for the Series B Preferred Stock shall be the Company.

      D. The Corporation shall have the authority to issue up to 50,000 shares of Preferred Stock, which shall be designated Series F, Cumulative Convertible Preferred Stock (the "Series F Preferred Stock"), each share of Series F Preferred Stock being identical with each other share of Series F Preferred Stock and all shares of Series F Preferred Stock having the following characteristics, rights and preferences:

          Paragraph 1. Designation and Amount. The shares of this series of Preferred Stock, par value $1.00 per share ("Preferred Stock"), shall be designated as Series F, Cumulative Convertible Preferred Stock, par value of $1.00 per share ("Series F Preferred Stock"), and the number of shares constituting such series shall be 50,000.

          Paragraph 2. Definitions and Rules of Construction.

          (a) The following terms, not defined elsewhere herein, shall have the following meanings:

          "The  American Stock Exchange" means the American Stock
Exchange, Inc.

          "Amended Series A Preferred Stock" means the shares of the Company's Amended Series A, Cumulative Convertible Preferred
Stock, par value $1.00 per share.

          "Board of Directors" means the Board of Directors of the Company as may be constituted from time to time.

          "Business Day" means any day (other than a Saturday, Sunday or public holiday in the Borough of Manhattan, City of New York, New York) on which banking institutions in New York City are not authorized or obligated by law or executive order to close.

          "Closing Price" of a security on any day means the last sales price, regular way, per share of such security on such day as reported in the principal consolidated reporting system with respect to such security listed on the principal US stock exchange on which such security was listed for trading or, if the shares of such security are not listed or admitted to trading on a US stock exchange, the middle market quotations for the shares of such security (derived from The London Stock Exchange Daily Official List) listed or admitted to trading on The London Stock Exchange Limited, or if the shares of such security are not listed or admitted to trading on The London Stock Exchange, the last sales price as reported, in the National Market System ("NMS") of the National Association of Securities Dealers Inc. Automated Quotation System ("NASDAQ"), or if the shares of such security are not listed or admitted to trading in NMS, the average of the high bid and low asked prices in the over-the-counter market as reported by NASDAQ, or if the bid and asked prices on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any American Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof on each Trading Day. In any of such alternate cases when such security is not traded in prices expressed in Dollars, such Closing Price shall be converted into Dollars at the then spot market exchange rate of pounds sterling (UK) into Dollars as quoted by Chase Manhattan Bank, N.A. on the date of determination.

          "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

          "Company" means XCL Ltd., a Delaware corporation.

          "Conversion Commencement Date" means six months after the initial Issuance Date.

          "Conversion Stock" means the shares of Common Stock issuable upon conversion of the Series F Preferred Stock in accordance with Paragraph 6.

          "Directors" means the directors of the Company.

          "Dividend   Stock"  means  the  shares  of   Series   F
Preferred Stock paid to holders of Series F Preferred Stock in lieu of a cash dividend.

          "$" means Dollars.

          "Dollars" means the freely transferable currency of the USA.

          "Forced Conversion Date" means that date on which the shares of Common Stock have traded at or in excess of $0.50 per share for 30 consecutive Trading Days.

          "Parity Stock" means all other series of preference stock ranking on a parity with the Series F Preferred Stock as to the right to receive any dividends and any payment or distribution of assets upon dissolution, liquidation or winding up of the Company. The Amended Series A and Series B Preferred Stock shall be deemed Parity Stock for all purposes herein.

          "Securities Act" means the Securities Act of 1933, as amended.


          "Series  B  Preferred Stock" means the  shares  of  the
Company's  Series B, Cumulative Preferred Stock, par value  $1.00 per share.


          "Shareholders" means the holders of the Common Stock.

          "Stock Option Plans" means the employee stock option plans adopted by the Company and approved by Shareholders, in effect from time to time, for employees and certain other individuals rendering services to the Company.

          "The  London  Stock Exchange" means  The  London  Stock
Exchange Limited.

          "Trading  Day"  shall mean a day on  which  the  market
used   for  calculating  the  Closing  Price  is  open  for   the
transaction of business or, if the shares of such security are not so listed or admitted to trading, a Business Day.

          "Transfer Agent" means the transfer agent for the Series F Preferred Stock from time to time obtaining.

          "UK"  and  "United Kingdom" mean the United Kingdom  of
Great Britain and Northern Ireland.

          "USA" and "US" means the United States of America.

          "Warrants" means an aggregate of 45,491,863 issued and outstanding and to be issued warrants to purchase Common Stock.

            (b) References herein to Paragraphs and subparagraphs are to paragraphs and subparagraphs of this Designation of the Series F Preferred Stock ("Designation") unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of this Designation and not to any particular Paragraph or other subdivision hereof. Words in the singular include the plural and in the plural include the singular. Words in the neuter gender shall include the masculine and feminine and vice versa. The word "or" is not exclusive. The word "including" shall be deemed to mean "including, without limitation." The Paragraph headings contained in this Designation are for reference purposes only and shall not affect in any way the meaning or interpretation of this Designation.

          Paragraph 3. Dividends and Distributions.

           (a) Each share of Series F Preferred Stock shall entitle the record holder to receive, out of funds legally available therefor, when, as and if declared by the Board of Directors, dividends in cash at the annual rate of $12.00 per share, which shall be payable in arrears in equal semi-annual installments on June 30th and December 31st, or in the event any such date is a Saturday, Sunday or public holiday in the Borough of Manhattan, in the City of New York, New York, on the first Business Day following such date (hereinafter a "Dividend Payment Date") in each year, provided, however, that the dividend payable on the first such Dividend Payment Date shall be equal to the product obtained by multiplying $6.00 by a fraction, the denominator of which shall be 182 and the numerator of which shall be the number of days expired in the period between the date of issuance of the share of Series F Preferred Stock (the "Issuance Date") and such first Dividend Payment Date (inclusive of both such dates).

           (b) The Company may, at its option exercised by written notice to the holders of the Series F Preferred Stock given at least ten (10) Business Days prior to the Dividend Payment Date, elect to pay any dividend due and payable hereunder, in kind in additional shares of Series F Preferred Stock in lieu of a dividend payment in cash. The amount of shares of Dividend Stock issuable to each holder of Series F Preferred Stock pursuant to this subparagraph 3(b) on each such Dividend Payment Date shall equal .06 share of Series F Preferred Stock for each share of Series F Preferred Stock registered in the name of each such holder of the Series F Preferred Stock on the record date for the payment of the dividend. Fractional shares of Series F Preferred Stock arising in respect of the payment of any dividend in shares of Dividend Stock shall not be issued to the holders of Series F Preferred Stock.

          (c) Dividends shall be cumulative, whether or not earned and whether or not surplus shall be available therefor and shall commence to accrue and accumulate from day to day from the Issuance Date. Such accumulation shall include, if not paid, the dividend payable on each Dividend Payment. Accrued but unpaid dividends shall not bear interest. Such dividends shall be declared and set apart or paid before any dividends (other than dividends payable in Common Stock or any other series or class of the Company's stock hereafter issued which ranks junior as to dividends and as to distributions upon the dissolution, liquidation or winding up of the Company to the Series F Preferred Stock, such junior securities being hereinafter referred to as "Junior Securities") shall be paid on the Common Stock or such other series or class of Junior Securities. No cash dividend shall be paid upon or set apart for shares of any other class of stock of the Company (other than shares of preference stock ranking pari passu with the Series F Preferred Stock in respect of the payment of dividends) until all dividend arrears on the Series F Preferred Stock shall be fully paid. The shares of Series F Preferred Stock shall rank pari passu with the shares of the Amended Series A Preferred Stock and Series B Preferred Stock with respect to the payment of dividends.

           (d) Dividends paid on the shares of Series F Preferred stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Series F Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for payment thereof.

           (e) In the event the Company fails to declare and pay any dividend on a Dividend Payment Date (the "Defaulted Date"), the dividend rate on the outstanding shares of Series F Preferred Stock in effect on the Defaulted Date shall be increased effective such Date so that the aggregate dividend payable on the next succeeding Dividend Payment Date shall equal the dividend that would have been paid on all then outstanding shares of Series F Preferred Stock had the Company declared and paid the dividend on the Defaulted Date in Dividend Stock. Upon payment of all such dividend arrearages in cash or with shares of Dividend Stock (or some combination of both), the dividend rate shall revert to the dividend rate in effect on the initial Defaulted Date. The Company shall notify all holders of Series F Preferred Stock in writing at least fifteen (15) days prior to the payment by the Company of any dividend arrearages in cash, in which case such holders may elect to receive such dividend arrearage payment in shares of Dividend Stock (computed based upon the annual cash dividend rate then applicable divided by
100) in lieu of such cash payment by notice in writing delivered to the Company within five (5) days after receipt of the Company's dividend payment notice, provided that such notice is received by the Company from the holders of at least a majority of the outstanding shares of Series F Preferred Stock.

          Paragraph 4. Dissolution. Liquidation or Winding Up.

          In the event of any dissolution, liquidation or winding up of the affairs of the Company, after payment or provision for payment of the debts and other liabilities of the Company, the registered holders of Series F Preferred Stock shall be entitled to share on a pro rata basis with the holders of shares of Amended Series A Preferred Stock and Series B Preferred Stock and all other series of the Company's preference stock ranking on a parity with the Series F Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company and to receive, out of the net assets of the Company, $100.00 per share, plus an amount equal to all the dividend arrears on each such share up to the date fixed for distribution and no more, before distribution shall be made to the holders of the Common Stock or any Junior Securities. Neither the merger or consolidation of the Company, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Company within the meaning of this Paragraph 4.

          Paragraph 5. Redemption.

            (a)      The  Series  F  Preferred  Stock  shall   be
redeemable at the election of the Company, in whole or in part at any time and from time to time, at a redemption price ("Redemption Price") of $100.00 per share, in each case plus all accrued and unpaid dividends to and including the redemption date. The Company shall notify each holder of record of shares of Series F Preferred Stock in writing (the "Redemption Notice") mailed by first class mail, postage prepaid, at least twenty (20) days and not more than sixty (60) days prior to the date fixed by the Company for redemption, mailed to his address as the same shall appear on the books of the Company. The Redemption Notice shall state the redemption date, the Redemption Price and the place and manner of payment thereof. If less than all of the outstanding shares of Series F Preferred Stock are to be redeemed, the Company shall select those shares to be redeemed pro rata or by lot or in such other manner as the Board of Directors may determine.

            (b) The Company may deposit the aggregate Redemption Price in trust with a bank or trust company (in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, in the City of New York, New York, and having capital surplus and undivided profits aggregating at least $25,000,000) as "Redemption Agent", for payment to the holders of the shares so to be redeemed, upon surrender (and endorsement, if required by the Board of Directors) of the certificates for such shares. At the close of business on a redemption date (unless the Company shall fail to make payment or deposit of the Redemption Price as above set forth), dividends shall cease to accrue on the shares of Series F Preferred Stock called for redemption (except on any such shares of Series F Preferred Stock in respect of which, upon due presentation of the certificate(s) relating thereto, payment of the money due at such redemption shall be refused in which case the dividend shall be deemed to have continued and shall continue to accrue from the relevant date of redemption to the date of payment); each holder of the shares of Series F Preferred Stock so to be redeemed shall cease to be a shareholder with respect to such shares and shall have no interest in, or claim against, the Company and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from such bank or trust company, or from the Company, without interest thereon, upon surrender (and endorsement if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the case of a call for redemption by the Company pursuant to subparagraph 5(a) above, the right of conversion shall cease and terminate as to the shares designated for redemption on the close of business on the third Business Day preceding the redemption date unless default shall be made in the payment of the Redemption Price. In the event the holder of any shares of Series F Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Company such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder.

           (c) So long as any shares of Series F Preferred Stock are outstanding, the Company shall not redeem, purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of Common Stock or any Junior Securities if at the time of making such redemption, purchase or acquisition the Company shall be in default with respect to any dividend payable on, or any obligation to purchase shares of, Series F Preferred Stock; provided, however, that, notwithstanding the foregoing the Company may at any time redeem, purchase or otherwise acquire shares of Common Stock or any Junior Securities in exchange for, or out of the net cash proceeds from the sale of, Common Stock or other shares of Junior Securities. If in any case the amounts payable with respect to the Company's obligation to retire shares of Preferred Stock are not paid in full in the case of all series with respect to which such obligations exist, the number of shares of the various series to be retired shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable were discharged in full. Any dividend arrears on the Series F Preferred Stock tendered to the Company shall be payable in full to the respective last holders of record of the shares of Series F Preferred Stock so tendered to the Company pro rata with payment of corresponding dividend arrears on the Series F Preferred Stock remaining outstanding.

          Paragraph 6. Conversion.

          (a) Subject as hereinafter provided. at any time after the Conversion Commencement Date at the option of the record holder of the Series F Preferred Stock, the Series F Preferred Stock shall be convertible, in whole or in part, at the office of the Transfer Agent into fully paid and nonassessable shares of Common Stock at a rate (the "Conversion Rate") per share of Series F Preferred Stock equal to that number of shares of Common Stock as shall equal the quotient of $100 divided by $.25 (the "Conversion Price") (subject in any case to adjustment as hereinafter provided in Paragraph 7), provided that if a Conversion Notice (as hereinafter defined in subparagraph 6(c) below) is given in respect of only a part of a holding of Series F Preferred Stock so that there would remain following conversion three or fewer such shares in that holding, all the Series F Preferred Stock in the holding shall be converted notwithstanding the figure inserted in the Conversion Notice.

          (b) For the purposes of the provisions hereof, a "Conversion Date" shall be the date falling 90 days after the date of the Conversion Notice (or such sooner date as the Company may notify the converting holder of Series F Preferred Stock in writing) and provided always that if any Conversion Date would otherwise fall on a day which is not a Business Day such Conversion Date shall be the first Business Day following such date.

          (c) The right to convert shall be exercisable at any time and from time to time after the Conversion Commencement Date by completing the notice of conversion endorsed on the share certificate relating to the Series F Preferred Stock to be converted or a notice in such other form as may from time to time be prescribed by the Board of Directors in lieu thereof (any such notice being herein called a "Conversion Notice") and delivering the same to the Transfer Agent together with such other evidence (if any) as the Board of Directors may reasonably require to prove title of the person exercising such right to convert. The Conversion Notice shall be deemed dated as of the date of receipt thereof by the Transfer Agent. A Conversion Notice once given may not be withdrawn without the consent in writing of the Company.

          (d) On conversion the dividend on the Series F Preferred Stock so converted shall cease to accrue with effect from the close of business on the date preceding the Conversion Date. The Common Stock issued on such conversion shall entitle the holder to all dividends and other distributions payable on the Common Stock by reference to a record date after the applicable Conversion Date.

          (e) Any dividend arrears on the Series F Preferred Stock surrendered for conversion shall be payable in full to the respective last holders of record of the shares of Series F Preferred Stock surrendered for conversion (notwithstanding any subsequent transfer of the shares of Common Stock into which such shares have been converted), pro rata with payment of corresponding dividend arrears on the Series F Preferred Stock remaining outstanding.

          (f) Conversion shall be deemed to have been effected on the Conversion Date, and the holder shall as of the close of business on such date have the full rights of the Common
Stock resulting from such conversion.

          (g) On the Conversion Date all shares of Series F Preferred Stock in respect of which a Conversion Notice has been delivered ("relevant shares") shall be converted into shares of Common Stock at the Conversion Rate. Upon issuance of the Common Stock, the relevant shares shall be retired and cancelled. Within 30 days after the Conversion Date, the Company shall, or shall cause, the forwarding to each holder of the relevant shares, at his own risk, free of charge, a definitive certificate for the appropriate number of fully paid shares of Common Stock and a new certificate for any unconverted Series F Preferred Stock comprised in the certificate(s) surrendered by him.

          (h) Fractions of Common Stock arising on conversion shall not be issued to the holders of the relevant shares otherwise entitled thereto but (if arrangements can be so made) such fractions shall be aggregated and sold in the market on behalf of such holders at the best price reasonably obtainable and the net proceeds of sale shall be distributed pro rata among such holders unless in respect of any holding of the relevant shares the amount to be distributed would be less than $2.00 in which case such amount shall not be distributed but shall be retained for the benefit of the Company. For the purpose of implementing the provisions of this subparagraph (h), the Board of Directors may appoint a person to execute transfers on behalf of persons otherwise entitled to any such fractions and generally may make all arrangements which appear to the Board necessary or appropriate for the settlement and disposal of fractional entitlements.

          (i) In case of the voluntary dissolution, liquidation or winding up of the Company, all conversion rights relating to the Series F Preferred Stock shall terminate 45 days after the mailing of a notice of such action to all record holders of Series F Preferred Stock; provided that such date of termination of conversion rights shall be not more than sixty
(60) days nor less than twenty (20) days prior to the date on which such dissolution is to become effective or such liquidation or winding up is to commence. Any such notice shall call attention to the date of such termination of the conversion rights, the per share amount payable on the Common Stock, the per share amount payable on the Series F Preferred Stock held by such holder in connection with such action (in each case, if then known, or a reasonable estimate if such amount is not known with any reasonable degree of certainty), and the then current Conversion Rate of the Series F Preferred Stock held by such holder of record.

          (j) At any time after the Forced Conversion Date, or any time after at least seventy five percent (75%) of the aggregate number of shares of Series F Preferred Stock originally issued on the Issuance Date have been purchased or redeemed by the Company or converted into Common Stock by the holders thereof, the Company may, at its option, cause the conversion of all the remaining issued and outstanding shares of the Series F Preferred Stock at the Conversion Rate upon at least 45 days written notice to all holders of record.

          (k) The Company shall use its best efforts to ensure that the shares of Conversion Stock are listed on all the principal stock exchanges on which the Company's Common Stock is listed for trading.

          Paragraph 7.  Adjustments of Conversion Rate.

           The Conversion Rate for the Series F Preferred Stock shall be subject to adjustment from time to time as follows:

          (a) If the Company shall at any time or from time to time pay a dividend or other distribution on its outstanding shares of Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to the record date for such dividend or the effective date for such subdivision or combination shall be adjusted so that each share of Series F Preferred Stock shall thereafter be convertible into the number of shares of Common Stock which the holder of a share of Series F Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph
(a) shall become effective immediately after the close of business on such a record date in the case of a dividend and shall become effective on the close of business on the day immediately prior to the effective date in the case of a subdivision or combination.

          (b) If the Company shall issue rights or warrants to all holders of Common Stock (expiring within 45 days after the record date for determining stockholders entitled to receive them) for the purpose of entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Prices per share for the 30 consecutive Trading Days ending on the record date for the determination of the stockholders entitled to receive such rights or warrants, then at the discretion of the Board of Directors, either (i) the Company shall make a like issue at the same time to each holder of the Series F Preferred Stock as if his conversion rights had been exercisable in full on the record date for such issue on the basis of the Conversion Rate; or (ii) the number of shares of Common Stock into which each share of the Series F Preferred Stock shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which each share of Series F Preferred Stock was convertible on the day immediately preceding such record date by a fraction the numerator of which shall be the sum of the number of shares of
Common Stock outstanding on such record date and the number of additional shares of Common Stock so offered for subscription or purchase, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such average of the Closing Prices for such 30 Trading Days. Such adjustment shall become effective immediately after the close of business on such record date. Notwithstanding anything in the foregoing to the contrary, no such issue or adjustment shall be made in respect of the shares of Common Stock issuable upon exercise of the Warrants, any stock options granted pursuant to the Company's Stock Option Plans approved by
Shareholders (provided that option exercise price shall not be less than the market value of the Common Stock on the date of grant of the options), the Amended Series A Preferred Stock and the shares of Amended Series A Preferred Stock issuable as dividends on, or the shares of Common Stock issuable upon conversion of the Amended Series A Preferred Stock, and the Series B Preferred Stock and the shares of Common Stock issuable as dividends on or upon redemption of the Series B Preferred Stock.

          (c) If any offer or invitation by way of rights or otherwise (not being an offer or invitation to which the provisions of subparagraph 7(b) apply) is made to all the Shareholders by the Company, the Company shall make or, so far as it is able, cause that there be made a like offer at the same time to each holder of Series F Preferred Stock as if his conversion rights had been exercisable on and had been exercised in full on the record date for such offer or invitation on the basis of the Conversion Rate.

          (d) If the Company shall distribute to all holders of Common Stock any assets (other than any ordinary dividend payable solely in cash in an amount not excessive in comparison to its current earnings), any rights to subscribe for securities (other than those referred to in sub-paragraph 7(b) above) or any evidence of indebtedness or other securities (other than Common Stock or Junior Securities), then in each such case the number of shares of Common Stock into which each share of Series F Preferred Stock shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which each share of Series F Preferred Stock was convertible on the date immediately preceding the record date for the determination of the stockholders entitled to receive such distribution by a fraction the numerator of which shall be the average of the Closing Prices per share of Common Stock for the thirty (30) consecutive Trading Days ending on such record date and the denominator of which shall be such average of the Closing Prices per share less the then fair market value (as determined in a resolution adopted by the Board and reviewed and approved by the Company's auditors for the time being) of the portion of the assets or evidences of indebtedness or securities so distributed or of such subscription rights applicable to one share of Common Stock. Such adjustment shall become effective immediately after the close of business on such record date.

           (e) Whenever the Conversion Rate is adjusted as herein provided, the Company shall forthwith file with the Transfer Agent a certificate stating the adjusted Conversion Rate determined as provided in this Paragraph 7. Such certificate shall show in detail the facts requiring such adjustment. The calculation of such adjustment shall have been reviewed and approved by the Company's auditors for the time being. Whenever the Conversion Rate is adjusted, the Company will forthwith cause a notice stating the adjustment and the resulting Conversion Rate to be mailed to the respective holders of record of Series F Preferred Stock.

          (f) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation or in case of any sale or conveyance of all or substantially all of the property of the Company, each share of Series F Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the number of shares of Common Stock into which such share of Series F Preferred Stock was convertible immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors and reviewed and approved by the Company's auditors for the time being) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Series F Preferred Stock, to the end that provisions set forth herein (including the specified changes in and other adjustment of the Conversion Rate) shall thereafter be applicable, as near as reasonably may be, in relation to any shares of stock or other securities or other property thereafter deliverable upon the conversion of the Series F Preferred Stock.

          (g) No adjustment shall be made hereunder unless by reason of the happening of any one or more of the events herein specified, the Conversion Rate then in effect would be changed by 1 % or more, but any adjustment of less than 1% that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 1 % or more, provided that such adjustment shall be made in any case (regardless of whether or not the amount thereof or the cumulative amount thereof amounts to 1% or more) upon the happening of one or more of the events specified in subparagraph (f) of this Paragraph 7.

          Paragraph 8. Voting Rights.

           Except as may be otherwise provided herein or in this Restated Certificate of Incorporation of the Company, as amended from time to time with the consent of the holders of Series F Preferred Stock, provided such consent is required to be obtained hereunder or as required by applicable law:

           (a) the Series F Preferred Stock shares shall not entitle the holders thereof to receive notice of or attend or vote at any meeting of stockholders except in the following circumstances:

               (i) The Series F Preferred Stock shall vote as a separate class on any resolution proposed for adoption by the stockholders of the Company which seeks to amend, alter or repeal, the provisions of the Company's Restated Certificate of Incorporation or of the resolutions contained in the Certificate of Designation of the Series F Preferred Stock designating the Series F Preferred Stock and the preferences and privileges, relative, participating, optional or other special rights and qualifications, limitations and restrictions thereof, so as to adversely affect any right, preference, privilege or voting power of the Series F Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the issued Series F Preferred Stock or the creation and issue of any other series of preference stock (whether or not denominated in Dollars, or any increase in the amount of authorized shares of Series F Preferred Stock, in each case either being Parity Stock or Junior Securities and with or without similar voting rights) will not be deemed to affect adversely such rights, preferences, privileges or voting powers of the Series F Preferred Stock;

               (ii) Except in the event that arrangements are or have been offered to the holders of the Series F Preferred Stock which ensure that the rights of such holders would not be prejudiced, the Company will ensure that no plan of compromise or arrangement affecting the Common Stock shall become effective unless the holders of the Series F Preferred Stock shall be parties to the plan and unless the plan shall be approved by the holders of at least a majority of the then issued and outstanding shares of Series F
          Preferred Stock, voting as a class together with all other Parity Stock;

                     (iii)  In the case of a vote on a resolution
          regarding (A) the capital reorganization, dissolution or liquidation of the Company; or (B) any matter for which the consent of the holders of Series F Preferred Stock is sought in accordance with the provisions of subparagraphs 8(a)(i) and 8(a)(ii) and Paragraphs 9 or 10; every record holder of Series F Stock who is present at that meeting in person or by proxy shall be entitled to cast one (1) vote for each share of Series F Preferred Stock registered in his name (voting (1) as a separate class with respect to the matters set forth in subparagraph 8(a)(i) and (2) together with all other Parity Stock with respect to the matters set forth in subparagraphs 8(a)(ii) and 8(a)(iii)(1) and Paragraphs 9 and 10) and the decision of at least two thirds of the outstanding shares of Series F Preferred Stock (as to any matters set forth in clause (A) above) and a majority of the outstanding shares of Series F Preferred Stock and any Parity Stock, voting separately as a class (as to any matters set forth in clause (B) above) shall be determinative of the matter so long as a quorum (as defined in subparagraph 8(b) below) is present; or

                (iv) if at the date of the notice convening a meeting of Shareholders the dividend on the Series F Preferred Stock has not been paid in an aggregate amount equal to at least two (2) consecutive semi-annual dividends on such shares, the number of Directors of the Company will be increased by two and a majority of votes cast by the holders of the Series F Preferred Stock together with the holders of Parity Stock on which like voting rights have been conferred and are exercisable, present in person or by proxy at such meeting, will be entitled to elect such two additional Directors to the Board of Directors, with each holder being entitled to cast one vote for each share of Series F Preferred Stock registered in his name. The right to elect such Directors and the term of office of all such Directors so elected shall terminate when all such accrued and unpaid dividends are paid in full or set apart for payment subject to such right being reinstated in the case of fixture unpaid dividends as hereinabove provided. In case any vacancy shall occur among the Directors elected by the holders of Series F Preferred Stock and Parity Stock as herein provided, such vacancy may be filled for the unexpired portion of the term by vote of the remaining Director elected by such stockholders, or such Director's successor in office or by the vote of such stockholders given at a special meeting of such stockholders called for such purpose.

           (b) At each meeting of stockholders at which the holders of the Series F Preferred Stock shall have the right to vote as a separate class or together with any other class of stock the presence in person or by proxy of the holders of record of a majority of the total number of shares of stock entitled to vote as a single class then outstanding shall be necessary and sufficient to constitute a quorum of such class for the transaction of business by such stockholders as a class. At any such meeting or adjournment thereof,

               (i) the absence of a quorum of the holders of the Series F Preferred Stock shall not prevent the election of Directors or the transaction of business other than the transaction of business with respect to which the holders of the Series F Preferred Stock are entitled to vote as a separate class and the absence of a quorum of the holders of any other class of stock for the election of Directors or the conduct of such other business shall not prevent the conduct of business on which the Series F Preferred Stock is entitled to vote as a separate class, and

                     (ii) in the absence of any such quorum, the holders present in person or by proxy of the class or classes which lack a quorum shall have the power to adjourn (for a period of up to 30 days) the meeting for the election of Directors which they are entitled to elect from time to time, or for the conduct of such business, without notice other than announcement at the meeting, until a quorum shall be present.

           (c) Any action required or permitted to be taken by the holders of Series F Preferred Stock pursuant to this Paragraph 8 or Paragraphs 9 or 10, voting either separately as a class or together with all Parity Stock at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of such stock having not less than the minimum number of votes that would be necessary to authorize such action to be taken at a meeting at which all such shares entitled to vote thereon were present and voted.

          Paragraph 9. Further Issues; Par Value.

           So long as any shares of Series F Preferred Stock remain outstanding, the Company shall not without the affirmative vote or consent of the holders of the Series F Preferred Stock and any Parity Stock, in each case outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking senior to the Series F Preferred Stock with respect to payment of dividends or distribution of assets on dissolution, liquidation or winding up or which may be convertible into any class of shares ranking as regards participation in dividends or the distribution of assets on dissolution, liquidation or winding up senior to the Series F Preferred Stock; or (ii) increase or decrease the par value of the Common Stock. The holders of Series F Preferred Stock shall not be entitled to any preemptive rights with respect to any further issuances of securities by the Company.

          Paragraph 10. Other Matters.

           So long as any Series F Preferred Stock remains issued and outstanding then:

           (a) except as authorized by the adoption of an appropriate resolution by the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series F Preferred Stock and any Parity Stock, voting or consenting separately as a class, the Company shall not:

               (i) sell, lease or convey all or substantially all of the assets of the Company; or

                     (ii)   approve any merger, consolidation  or
          compulsory share exchange to which the Company is a party, unless (1) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Series F Preferred Stock and (2) the Series F Preferred Stock is on a parity with or prior to (in respect of dividends and upon liquidation, dissolution or winding up) any other class or series of capital stock authorized by the surviving corporation, other than any class or series of stock of the Company ranking senior to the Series F Preferred Stock either as to dividends or upon liquidation, dissolution or winding up of the Company and previously authorized with the consent of the holders of the Series F Preferred Stock (or other than any capital stock into which such prior stock is converted as a result of such merger, consolidation or compulsory share exchange).

           (b)     the Company shall concurrently send a copy  of
every   communication  or  other  information,  including  annual
reports and proxy materials, sent to its Shareholders to every holder of Series F Preferred Stock.

          Paragraph 11.  Reacquired Shares.

           Any shares of the Series F Preferred Stock redeemed or purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Series F Preferred Stock, and may be reissued as Series F Preferred Stock or part of a new series of preference stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

          Paragraph 12. Miscellaneous.

          (a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed:
(i) if to the Company, to its office as specified in its most recent Annual Report on Form 10-K (or any successor report or form) or to the Transfer Agent or other agent of the Company designated as permitted hereby or (ii) if to any holder of the Series F Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Company (which may include the records of any Transfer Agent for the Series F Preferred Stock or Common Stock, as the case may be) or (iii) to such other address as the Company or any such holder, as the case may be, shall have designated by notice similarly given.

          (b) The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any original issuance or delivery of shares of Series F Preferred Stock or shares of Common Stock or other securities issued on account of Series F Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series F Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series F Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has made arrangements satisfactory to the Transfer Agent for the payment to the Company of the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

          (d) In the event that a holder of shares of Series F Preferred Stock shall not by written notice designate to whom payment upon redemption of shares of Series F Preferred Stock should be made or the address to which such payment should be sent, the Company shall be entitled to make such payment, in the name of the holder of such Series F Preferred Stock as shown on the records of the Company, and to send such payment, to the address of such holder shown on the records of the Company.

           (e) Unless otherwise provided in this Restated Certificate of Incorporation of the Company, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made upon the shares of Series F Preferred Stock and any other stock ranking on a parity with the Series F Preferred Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series F Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series F Preferred Stock and such other stock bear to each other.

          (f) The Company may appoint, and from time to time discharge and change, the Transfer Agent for the Series F
Preferred Stock. Upon any such appointment or discharge of a Transfer Agent, the Company shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series F Preferred Stock. The initial Transfer Agent for the Series F Preferred Stock shall be the Company.

           (g) The Company covenants that it will at all times on and after the Conversion Commencement Date reserve and keep available out of its authorized Common Stock and/or shares of its Common Stock then owned or held by or for the account of the Company, solely for the purpose of delivery upon conversion of the Series F Preferred Stock as herein provided, such number of shares of Common Stock as shall then be deliverable upon conversion of all shares of Series F Preferred Stock from time to time outstanding.

      FIFTH: A. Unless and until otherwise provided in the Bylaws, all of the corporate powers of this Corporation shall be vested in, and managed by, a board of not less than 3 nor more than 15 directors, except that when all of the outstanding shares are held of record by fewer than 3 stockholders, then there need be only as many directors as there are stockholders, but this shall not prevent a greater number of directors as aforementioned.

      B. The board of directors shall be and is divided into three classes: Class I, Class II and Class III, which shall be as nearly equal in number as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected. Notwithstanding the foregoing provisions in this Article FIFTH, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

     C. The number of directors may be increased or decreased within the limits above provided by a majority vote of the directors. In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to maintain such classes as nearly equal as possible. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

      D.      Newly  created  directorships  resulting  from  any
increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (and not by stockholders), even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

     E. No director may be removed from office without cause, except upon the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. Any amendment, change or repeal of this Article FIFTH, or any other amendment to this Restated Certificate of Incorporation that will have the effect of permitting circumvention of or modifying this Article FIFTH, shall require the favorable vote, at a stockholders' meeting, of the holders of at least sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

      SIXTH: A. The board of directors shall have authority to adopt, amend or repeal Bylaws, including the right to adopt, amend or repeal Bylaws fixing their qualifications, or fixing or increasing their compensation, subject to the ratification of the action taken by the board so to adopt, amend or repeal any such Bylaws by the stockholders at the next regularly scheduled annual meeting of stockholders or at a special meeting of stockholders. Pending such ratification by the stockholders, such action taken by the board of directors shall be presumed to have been authorized by the stockholders.

      B. The board shall further have authority to exercise all such powers and to do all such other lawful acts and things which the Corporation or its stockholders might do, unless prohibited from doing so by applicable laws, by this Restated Certificate of Incorporation or by the Bylaws of the Corporation.

     SEVENTH:     A.  For the purposes of this Article SEVENTH:

           (1) A "person" shall mean any individual, firm, corporation, partnership, trust or other entity.

           (2) "Net Assets" shall mean the difference between the aggregate amount of all assets and the aggregate amount of all liabilities of the Corporation as they appear on the Corporation's most recent audited financial statements.

          (3) "Voting Stock" means then outstanding shares of stock of all classes and series of the Corporation entitled to vote in the election of directors.

           (4) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on September 1, 1987.

           (5) "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Paragraph A(7) of this Article EIGHTH, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

           (6) A person shall be a "Beneficial Owner" of any Voting Stock:

              (A) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;
        or

              (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise Of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

              (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

           (7)     "Interested Stockholder" shall mean any person
     (other than the Corporation or any Subsidiary) who or which:

               (A) is the Beneficial Owner, directly or indirectly, of more than 20% of the combined voting power of the then outstanding Voting Stock; or

              (B) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 20% or. more of the combined voting power of the then outstanding Voting Stock; or

             (C)     is an assignee of or has otherwise succeeded
        to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

           (8) "Disinterested Director" means any member of the board of directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested Stockholder and was a member of the board of directors prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the board of directors.

          (9)     "Fair Market Value" means:

              (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on such Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and

              (B) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter-market or in the case of property other than cash or stock, the fair market value of such securities or property on the date in question as determined by a majority of the Disinterested Directors in good faith.

           (10) "Business Combination" means any transaction which is referred to in any one or more of Paragraphs B(1) through (5) below.

           (11) In the event of any Business Combination in which the Corporation survives, the phrase "consideration to be received as used in Paragraphs C(2)(A) and (B) shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

           (12) For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph A(7), the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph A(6)(B)(i) but shall not include any other shares of Voting Stock which may be issuable to other persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

      B.      In addition to any affirmative vote required by law
or   any   other   Article  of  this  Restated   Certificate   of
Incorporation, and except as otherwise expressly provided in Paragraph C of this Article SEVENTH:

           (1) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or
     (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder; or

           (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder of any assets of the Corporation, or of any Subsidiary, having an aggregate Fair Market Value equal to ten percent (10%) or more of the Net Assets of the Corporation; or

           (3) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equal to ten percent (10%) or more of the Net Assets of the Corporation, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired from the Corporation or any Subsidiary by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

           (4) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

           (5) any reclassification of securities (including any reverse stock split), or recapitalization of the
     Corporation,   or  any  merger  or  consolidation   of   the
     Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding stock of any class of equity or convertible securities of the Corporation or any Subsidiary directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder;

shall require the affirmative vote of the holders of at least (i) 67% of the then outstanding shares of Voting Stock, and (ii) a majority of the then outstanding shares of Voting Stock held by persons who are not Interested Stockholders or Affiliates or Associates of Interested Stockholders; provided, however, that the majority vote requirement of this clause (ii) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 80% of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     C. The provisions of Paragraph B shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Restated Certificate of Incorporation, if all of the conditions specified in either of the following Paragraphs (1) and (2) are met:

           (1)      Approval  by  Disinterested  Directors.   The
     Business Combination shall have been approved by a majority of the Disinterested Directors.

           (2) Price and Procedural Requirements. All of the following conditions shall have been met:

              (A) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock or any series of Preferred Stock of the Corporation in such Business Combination shall be at-least equal to the higher of (i) the highest price paid for any share
        (including  brokerage  commissions,  transfer  taxes  and
        soliciting dealers' fees) of such class or series of stock by any person who is an Interested Stockholder, or by any of his Affiliates or Associates, within the two-year period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the transaction in which such person became an Interested Stockholder, whichever price is the higher; or (ii) the Fair Market Value per share of such class or series of stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; provided however, that if the Interested Stockholder has not previously paid for shares of series of Preferred Stock or if the highest preferential amount per share of a series of Preferred Stock to which the holders thereof would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (regardless of whether the Business Combination to be consummated constitutes such an event) is greater than such aggregate amount, holders of such series of Preferred Stock shall receive an amount for each such share at least equal to the highest preferential amount applicable to such series of Preferred Stock. The provisions of this Paragraph C(2)(A) shall be required to be met with respect to every class or series of Preferred Stock, whether or not the Interested Stockholder has previously become the Beneficial Owner of any shares of a particular class or series of Preferred Stock prior to proposing the Business Combination. The price paid for any share of any such class or series of stock shall be the amount of cash plus the Fair Market Value of any consideration to be received therefor, determined at the time of payment thereof.

              (B) The consideration to be received by holders of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it. The prices determined in accordance with Paragraph C(2)(A) above shall be subject to an appropriate adjustment in the event of any stock dividend, stock split, subdivision, combination of shares or similar event.

             (C) After such Interested Stockholder has become an Interested Stockholder and through to the date of consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (2) no failure to increase such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (ii) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

             (D) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

              (E) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

           D. The majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purpose of this Article SEVENTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article SEVENTH, including, (i)
     whether a person is an Interested Stockholder, (ii) the number of shares of Voting Stock of which any person is the Beneficial Owner, (iii) whether a person is an Affiliate or Associate of another, (iv) whether the requirements of Paragraph B(2) have been met with respect to any Business Combination, and (v) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equal to ten percent (10%) or more of the Net Assets of the Corporation; and the good faith determination of a majority of the Disinterested Directors shall be conclusive and binding for all purposes of this Article SEVENTH.

           E. Nothing contained in this Article SEVENTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

           F. Notwithstanding any other-provisions of this Restated Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article SEVENTH of this Restated Certificate of Incorporation shall be approved by the affirmative vote of at least (1) 67% of the then outstanding shares of Voting Stock and (2) a majority of the then outstanding shares of Voting Stock held by persons who are not Interested Stockholders or Affiliates or Associates of Interested Stockholders, provided that the majority vote requirement of this clause (2) shall not be applicable if the proposal is approved by the affirmative vote of not less than 80% of the then outstanding shares of Voting Stock.

      EIGHTH: A. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      B. (1) Each person who was or is made a party or is threatened to be made a party to or involved in any action suit or proceeding whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the
Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys fees, judgments, fines, including excise taxes with respect to an employee benefit plan, or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (2) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part hereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this paragraph (1) of Paragraph B shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this Paragraph B or otherwise.

      (2) If a claim under paragraph (1) of this Paragraph B is not paid in full by the Corporation within thirty (30) days after written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Paragraph B shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     (4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      (5) Upon resolution passed by the board of directors, the Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of certain of its obligations arising under this Article EIGHTH.

      (6) If any part of this Article EIGHTH shall be found, in any action, suit or proceeding or appeal therefrom or in any other circumstances or as to any particular officer, director or employee to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.

      NINTH: A. The annual meeting of the stockholders for the election of directors shall be held at the principal office of the Corporation, unless and until otherwise provided in the Bylaws.

      B. Elections of directors need not be by ballot unless the Bylaws of the Corporation shall so provide.

      C. Unless authorized by a majority of the Disinterested Directors (as defined in Article SEVENTH), no action required to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. In the event a majority of the Disinterested Directors authorizes the Corporation to take action upon such written consent, the consent in writing to such action signed by stockholders holding at least that proportion of the total voting power on the question which is required by law or this Restated Certificate of Incorporation shall be sufficient for the purpose, without the necessity for a meeting of the stockholders. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date by majority vote, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any amendment, change or repeal of this Paragraph C of Article NINTH, or any other amendment of this Restated Certificate of Incorporation that will have the effect of permitting circumvention of or modifying this Paragraph of Article NINTH, shall require the favorable vote, at a stockholders' meeting, of the holders of at least sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

      TENTH: A. The Corporation may purchase or redeem its own shares in the manner and on the conditions permitted and provided in Section 160 of the Delaware General Corporation Law or other applicable law, and as may be authorized by the board of directors. Shares so purchased shall be considered treasury shares, and may be reissued and disposed of as authorized by law, or may be canceled and the capital stock reduced, as the board of directors may, from time to time, determine in accordance with law.

      B. The Corporation may issue convertible securities and rights to convert shares or obligations of the Corporation into shares of any authorized class of stock, and the right or option to purchase shares of any authorized class of stock, in the manner and on the conditions permitted and provided in Sections 151 and 157 of the Delaware General Corporation Law or other applicable law, and as may be authorized by the board of directors.

      C. The board of directors shall have such power and authority with respect to capital, surplus and dividends, including allocation, increase, reduction, utilization, distribution and payment, as is permitted and provided in Sections 154, 170 and 244 of the Delaware General Corporation Law or other applicable law.

     ELEVENTH: Except as otherwise expressly provided in this Restated Certificate of Incorporation, amendments to this Restated Certificate of Incorporation, including any change in the right of holders of stock of any class and any increase or reduction of capital stock, shall require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding shares of stock of each class entitled to vote thereon as a class in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

       TWELFTH:      Except  as  may  be  otherwise  required  by
applicable law, the sale and any other transfer of fully paid stock in the Corporation shall be free from any restrictions or all liens imposed by the Corporation.

     IN WITNESS WHEREOF, this Amended and Restated Certificate of
Incorporation has been signed this ____ day of December, 1997.

                                   XCL LTD.

                                   _____________________
                                   Marsden W. Miller, Jr.
                                   Chairman and
                                   Chief Executive Officer
[SEAL]

ATTEST:

________________________________
Lisha C. Falk, Secretary



STATE OF LOUISIANA

PARISH OF LAFAYETTE


      BE IT REMEMBERED that on this _____ day of December 1997, personally came before me, a Notary Public for the State of Louisiana, Parish of Lafayette, Marsden W. Miller, Jr., who acknowledged himself to be the Chairman of the Board and Chief Executive Officer of XCL Ltd., a Delaware corporation, an that he, as such Chairman of the Board and Chief Executive Officer, being authorized so to do, executed the foregoing Amended and Restated Certificate of Incorporation, and acknowledged the same to be his act and deed and the act and deed of the corporation, and that the facts therein stated are true.

      GIVEN under my hand and seal of office the day and year aforesaid.


                                   ________________________
                                   Notary Public

                                   My Commission Expires:

                                   _________________________

                                                    APPENDIX C

                            XCL LTD.

                 LONG-TERM STOCK INCENTIVE PLAN

      AS AMENDED AND RESTATED EFFECTIVE AS OF JUNE 1, 1997

     1.     Purpose.

      (a) The purpose of the XCL Ltd. Long-Term Stock Incentive Plan (the "Plan") is to promote the interests of XCL Ltd. ("XCL") and its shareholders by strengthening the ability of the Company (as hereinafter defined) to attract and retain directors, officers and key employees, and certain other
individuals  who  the  Company  deems  can  render   a   valuable
contribution to the direction and success of the Company's efforts by helping create an entrepreneurial environment in which such individuals are encouraged to maximize shareholder value. The Plan permits the granting of Incentive Stock Options, Nonqualified Stock Options, Reload Options, Restricted Stock and Performance Units or Appreciation Grants, all as hereinafter defined.

      (b) The Plan as set forth herein constitutes an amendment and restatement, effective as of the date of adoption of this amendment and restatement by the Board, of the Plan as previously adopted by the Company, and shall supersede and replace in its entirety such prior plan with respect to Awards granted under the Plan from and after June 1, 1997; the provisions of the Plan as in effect prior to June 1, 1997 shall control as to Awards granted under the Plan prior to such date.

     2.     Definitions; Construction.

      (a) As used in the Plan the defined terms "Plan" and "XCL" shall have the meanings ascribed to them above and the following defined terms shall have the following meanings:

           (i) "Affiliates" shall mean any parent corporation or subsidiary corporation of XCL as defined in Sections
     425(e) and (f) of the Code, as the same may be in effect from time to time.

           (ii) "Agreement" shall mean an agreement between the Company and a participant setting forth the terms and conditions of an Award.

          (iii)     "Award" shall mean an Incentive Stock Option,
     Nonqualified Stock Option, Reload Option, Restricted  Stock,
     Performance Unit or Appreciation Grant as described in and granted under the Plan.

           (iv) "Board" shall mean the Board of Directors of XCL.

           (v)     "Code" shall mean the Internal Revenue Code of
     1986, as amended.

            (vi)      "Committee"  shall  mean  the  Compensation
     Advisory Committee of the Board, as the same may be constituted from time to time.

           (vii) "Common Stock" shall mean shares of capital stock of XCL designated as "Common Stock" pursuant to XCL's
     Certificate of Incorporation.

          (viii)     "Company" shall mean XCL and its Affiliates.

           (ix) "Directors" shall mean the members of the Company's Board.

           (x) "Fair Market Value" on any Trading Day shall mean the last sales price, regular way, per share of Stock on such day as reported in the principal consolidated reporting system with respect to Stock listed on the principal United States securities exchange on which Stock is listed or admitted to trading, or if Stock is not then listed on any United States stock exchange, the last sales price reported on each such day in the National Market System of the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), or, if not so
     reported, the average of the bid and asked prices on each such day as reported in the "pink sheets" published by the National Quotation Bureau, Inc. or any successor thereof, or, if not so reported, the average of the middle market quotations on each such day as reported on The Stock Exchange Daily Official List or any other stock exchange on which Stock is traded and, if not so reported, then as determined in good faith by the Board. The term "Trading Day" shall mean a day on which the market used for calculating the last sales price of Stock is open for the transaction of business, or, if shares of Stock are not so listed or admitted to trading, a business day.

           (xi) "Incentive Stock Option" shall mean an option granted pursuant to the provisions of this Plan which meets the requirements of Section 422 of the Code, as the same may be in effect from time to time.

          (xii) "Non-employee Director" shall mean any member of the Board who is not also an employee of the Company.

           (xiii) "Nonqualified Stock Option" shall mean any option granted pursuant to the provisions of the Plan which is not an Incentive Stock Option.

           (xiv) "Performance Unit" or "Appreciation Grant" shall mean a grant described in Section 8.

           (xv) "Preferred Stock" shall mean shares of the Amended Series A, Cumulative Convertible Preferred Stock of the Company, $1.00 par value or any other series of preferred stock of the Company as designated by the Committee with respect to an Award.

           (xvi)      "Reload Option" shall mean any Nonqualified
     Stock  Option granted pursuant to the provisions of  Section
     6(j).

           (xvii) "Restricted Stock" shall mean any Stock delivered subject to the restrictions set forth in Section
     7.

           (xviii)     "Stock" shall mean Common Stock, Preferred
     Stock, or a combination of both, as determined in the discretion of the Committee at the time an Award is granted pursuant to the provisions of this Plan.

            (xix) "Stockholder employee" shall mean any employee owning Stock (using the attribution rules of Section 425(d) of the Code, as the same may be in effect from time to time) possessing more than 10% of the total combined voting power of all classes of Stock of XCL or any of its Affiliates.

      (b) References in the Plan to Sections are to Sections of the Plan unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of the Plan and not to any particular Section or other subdivision hereof. Words in the singular include the plural and vice versa. Words in the masculine gender shall include the feminine and neuter and vice versa. The word "or" is not exclusive. The word "including" shall be deemed to mean "including, without limitation". The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

     3. Stock Available under Plan. Subject to adjustment as provided in Section 9, the total number of shares of Common Stock with respect to which Awards may be granted may equal but shall not exceed 60 million shares of Common Stock. For purposes of computing the number of shares of Common Stock available for Awards at any time, there shall be debited against the total number of shares (i) the number of shares of Common Stock issuable upon exercise of any options, (ii) the number of shares of Common Stock which is Awarded as Restricted Stock, and (iii) the maximum number of shares of Common Stock that may be issued under Performance Units. Any shares of Common Stock represented by Awards which are canceled, forfeited, terminated or expire unexercised shall again be available for grants and issuance under the Plan. Subject to adjustment as provided in Section 9, the total number of shares of Preferred Stock with respect to which Awards may be granted may equal but shall not exceed 200,000 shares of Preferred Stock. For purposes of computing the number of shares of Preferred Stock available for Awards at any time, there shall be debited against the total number of shares
(i) the number of shares of Preferred Stock issuable upon exercise of any such options, (ii) the number of shares of Preferred Stock which is Awarded as Restricted Stock, and (iii) the maximum number of shares of Preferred Stock that may be issued under Performance Units. Any shares of Preferred Stock represented by Awards which are canceled, forfeited, terminated or expire unexercised shall again be available for grants and issuance under the Plan.

      4. Participants. Persons eligible for Awards under the Plan shall be limited to such key employees of the Company (including Directors) who have substantial responsibility in the direction and management of the Company, Non-employee Directors and other individuals who, while not employees of the Company, are identified by the Committee or the Board as persons who can render a valuable contribution to the direction and success of the Company's efforts. Except in the case of Non-employee Directors, the Committee shall have the sole discretion to select those persons eligible for Awards. Non-employee Directors shall be eligible to participate in the Plan as provided in Section 5.

      5. Non-employee Director Awards. Awards other than Incentive Stock Options may be granted to Non-employee Directors. Any Award to a Non-employee Director shall be made by the remaining Directors. A Non-employee Director shall not act with respect to any Award made to himself. With respect to Awards to Non-employee Directors, the Directors shall have all of the powers that the Committee has under the Plan with respect to Awards to employees of the Company.

      6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Agreements in such form, not inconsistent with the Plan, as the Committee shall determine. The following terms and conditions shall apply to all Incentive Stock Options, Nonqualified Stock Options and Reload
Options:

           (a) Option Shares. The Committee shall determine whether a Nonqualified Stock Option shall be an Option to purchase shares of Common Stock or an Option to purchase shares of Preferred Stock. Incentive Stock Options shall only give the optionee the option to purchase shares of Common Stock.

           (b) Option Price. The Committee shall determine the option price of all Nonqualified Stock Options and all Incentive Stock Options; provided, however, in the case of Incentive Stock Options, the option price shall not be less than the Fair Market Value of the Stock on the date the option is granted and, provided, further, that in the case of an individual who is a Stockholder employee on the date of grant, the option price of an Incentive Stock Option shall be at least 110% of the then Fair Market Value of the Stock.

          (c) Option Term. The Committee shall determine the expiration date of a Nonqualified Stock Option and an Incentive Stock Option; provided, however, in the case of Incentive Stock Options, the term shall expire no later than one day prior to the end of ten years from the date the option was granted, and, provided, further, that Incentive Stock Options granted to employees who are Stockholder employees on the date of grant shall expire no later than one day prior to the end of five years from the date of grant. Options may terminate earlier as provided herein.

           (d) Exercise of Options. The Committee shall determine when Incentive Stock Options and Nonqualified Stock Options are exercisable, in whole or in part, provided, however, that except as expressly set forth herein to the contrary under no circumstances will an option be exercisable within 6 months (or such greater or lesser period prescribed or permitted by any applicable rule promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including without limitation Rule 16(b)-3, as in effect from time to time), from its date of grant.

      (e) Manner of Exercise. Upon exercise of an Option, shares of Stock shall be paid for as described in the Agreement evidencing the Option. The provisions of Option granted under the Plan need not be the same with respect to the manner of exercise. Specifically, an Option may permit payment for shares of Stock upon its exercise in full with one or more of any of (i) cash (including a certified or official bank check or the equivalent acceptable to XCL), (ii) the equivalent Fair Market Value of shares of Stock, properly endorsed, (iii) the equivalent fair market value of any other property acceptable to XCL, or
(iv) any combination of (i), (ii), or (iii). Options may be exercised by written notice to XCL in the manner provided in the applicable Agreement. In the event the Stock issuable upon exercise of an option is not registered under the Securities Act of 1933, as amended (the "Securities Act"), then XCL will require that the registered owner deliver an investment representation in the form acceptable to XCL and its counsel and XCL will place a legend on the certificate for such Stock restricting the transfer of the same.

          (f) Limitation on Amount. In the case of Incentive Stock Options only, no employee may be granted Incentive Stock Options to the extent the aggregate Fair Market Value (as of the date of grant) of the Stock subject to Incentive Stock Options that are first exercisable during any calendar year exceeds $100,000.

          (g) Non-Transferability. All options granted under this Plan shall be non-assignable and non-transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee, the option is exercisable only by him, or, in the case of his incapacity, by his legal representative.

           (h) Termination of Employment. In the case of Nonqualified Stock Options, the Committee shall determine the applicable provisions of such Options in the event of an Optionee's death, disability and termination of employment. In the case of Incentive Stock Options, (i) on termination of an optionee's employment with the Company other than by reason of death or disability, the optionee shall have the right to exercise his then outstanding Incentive Stock Options within three months of such termination to the extent he was entitled to exercise the same immediately prior to termination; and (ii) on termination of employment by reason of death or disability (within the meaning of Section 22(e)(3) of the Code, as the same may be in effect from time to time), the optionee, his estate, personal representative, or beneficiary shall have the right to exercise his then outstanding Incentive Stock Options at any time within twelve months from the date of death or termination of employment by reason of disability for the full number of shares subject to Incentive Stock Options at the date of termination of employment by reason of death or disability, irrespective of any vesting provisions except as provided in the first sentence of Section 6(c) above.

           (i) Time of Grant. The grant of an option shall occur as of the date or time when the Company completes the corporate action constituting an offer of Stock for sale to an optionee.

      (j) Reload Options. In the event an optionee exercises a Nonqualified Stock Option to purchase shares of Common Stock by payment of all or a portion of the exercise price with shares of Stock which the optionee has owned for at least six months, the optionee may receive a Reload Option in the form a new Nonqualified Stock Option to purchase a number of shares of Common Stock equal to the number of shares of Common Stock used in payment of the exercise price of the original option. No Reload Options shall be granted in connection with the exercise of any Nonqualified Stock Option to purchase shares of Preferred Stock.

           (k) No Stockholder Rights. Nothing contained in the Plan or in any Agreement shall be construed to confer upon the holder of an option the right to vote or to receive dividends (except in the case of Options on Preferred Stock as provided in Section 6(m) below) or subscription rights, or to consent or to receive notice as a stockholder in respect of the meetings of stockholders of XCL or the election of directors of XCL or any other matter, or any other rights whatsoever as a stockholder of XCL.

           (l)      No  Fractional  Shares.   XCL  shall  not  be
     required to issue fractional shares of Stock upon exercise of any options.

          (m) Dividend Accruals. A Nonqualified Stock Option to purchase shares of Preferred Stock may, as determined by the Committee, include a provision pursuant to which the number of shares of Preferred Stock acquirable upon exercise of such Option shall be increased (without increase in the Option price) by a number of shares of Preferred Stock equal to the dividends that would have been received by the Optionee (i) had the Optionee owned the shares of Preferred Stock as to which the Nonqualified Stock Option is being exercised from the date of grant of such Option to the date of such exercise and (ii) assuming the Company had declared and paid in kind all regularly scheduled dividends as provided under such Preferred Stock.

      7. Restricted Stock. Except as otherwise provided herein, the Committee shall have the sole discretion to determine the restrictions that shall apply to each Award of Restricted Stock hereunder (including, without limitation, the time and manner of vesting, provisions applicable on death, disability or other termination of employment, conditions of forfeiture and whether any consideration should be paid by the grantee). Any such restrictions shall be embodied in the applicable Agreement and in a legend placed on the certificate for Restricted Stock. As soon as practicable following a grant of Restricted Stock, XCL shall transfer to the name of the grantee any and all Awarded shares. A certificate or certificates for all shares of Restricted Stock registered in the name of a grantee shall be promptly drawn and held for the grantee by XCL. The grantee shall thereupon be a stockholder and shall have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares. As the restrictions described below are released, a certificate (without the legend described above but with an appropriate restrictive legend setting forth transfer restrictions under the Securities Act) for the number of shares with respect to which restrictions have been released will be delivered to the grantee as soon as practicable. Any new, additional or different securities, cash or other property the grantee may become entitled to receive shall be subject to the same restrictions applicable to the Restricted Stock with respect to which such new, additional or different securities or property are received. Shares of Restricted Stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as the stated restrictions lapse.

      8. Performance Units or Appreciation Grants. The Committee may grant Performance Units or Appreciation Grants entitling the holder to receive a fixed or variable number of share-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as set forth in the applicable Agreement in case of Performance Units or entitling the holder to receive compensation based upon appreciation measured by Common Stock, Preferred Stock or such other market-based criteria relating to the Company or its business as the Committee may establish and subject to such conditions of vesting and time of payment as the Committee may determine and set forth in the applicable Agreement in the case of Appreciation Grants. Payments in respect of Performance Units or Appreciation Grants may be paid in cash, in Stock, or in a combination of cash and Stock, as the Committee shall determine. Such payments in respect of Performance Units or Appreciation Grants shall represent an unsecured and unfunded promise to pay such amounts and the holder shall have no rights other than as a general creditor of the Company. Performance Units or Appreciation Grants may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except as provided in the applicable Agreement.

     9.     Recapitalization or Reorganization.

      (a) The aggregate number of shares of Stock for which Awards may be granted under the Plan, the number of shares covered by outstanding Awards and the exercise price per share for each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from the subdivision or consolidation of all outstanding shares, or the payment of a Stock dividend on all outstanding shares of Stock after the effective date of the Plan, or other increase or decrease in such shares effected without receipt of consideration by XCL; provided, however, that any adjustment to Awards resulting in the right to receive fractional shares shall be eliminated. The provisions of this Section 9 shall be applied separately with respect to shares of Common Stock and shares of Preferred Stock.

      (b) If XCL shall at any time merge or consolidate with or into another corporation, the holder of each Award will thereafter receive, upon exercise or transfer of shares, the securities or property to which a holder of an equivalent number of shares of Stock would have been entitled upon such merger or consolidation, and XCL shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable. A sale of all or substantially all of the assets of XCL for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

     10. Change in Control. Notwithstanding any provision in the Plan to the contrary, but subject to the first sentence of
Section 6(c) hereof, (i) each option granted under the Plan shall become immediately exercisable in whole or in part, at the election of the optionee, (ii) the restrictions applicable to each share of Restricted Stock shall immediately lapse, and (iii) payment in respect of Performance Units or Appreciation Grants shall be immediately due upon the occurrence of an event which constitutes a change in control of XCL. For purposes of this
Section  10, a "change in control of XCL" shall mean a change  in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if:

           (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than XCL or any person who on the effective date the Plan (as hereinafter provided in Section 13) is an officer or director of XCL, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as such Rule is in effect from time to time), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of XCL's then outstanding securities, unless such person owns, directly or indirectly, as of such effective date of the Plan, more than 25% of the combined voting power of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33% or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33% or more of such combined voting power shall not constitute a "change in control of XCL" if (1) such combined voting power does not exceed 37-1/2% or more of the combined voting power of XCL's then outstanding securities, and (2) either (i) to the extent any such increase in a Major Stockholder's beneficial ownership results from a redemption of purchase by XCL of its securities, or (ii) if the Board, by vote of two-thirds (2/3) of the full Board, in good faith, determines (hereinafter referred to as a "Determination") both (X) that such acquisition does not constitute, in fact, a change in control of XCL, and (Y) that such Major Stockholder does not and cannot then control XCL; and

           (B) during any period of two consecutive years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election of each Director who was not a Director at the beginning of such period has been approved in advance by Directors representing at least two-thirds (2/3) of the Directors then in office who were Directors at the beginning of the period.

     11.     Administration.

      (a) The Plan shall be administered by the Committee or, in the case of Awards to Non-employee Directors, by the remaining Directors. The Committee shall be comprised solely of two (2) or more disinterested Directors constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Exchange Act. The Board may from time to time remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members chairman and shall hold meetings at such time and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by at least a majority of the members or at a meeting conducted by means of telephone or similar communications equipment pursuant to which all persons participating in the meeting can hear each other, and action so taken shall be as fully effective as if it had been taken at a meeting duly called and held.

      (b) Subject to the express terms and conditions of the Plan, the Committee or, if applicable, the Directors shall have full power to make Awards, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

      (c) Except as otherwise provided herein, the Committee or, if applicable, the Directors may determine which persons shall be granted Awards, the number of shares subject to Awards, the time at which Awards shall vest and the terms of the Awards. In making such determinations, the Committee or, if applicable, the Directors may take into consideration the anticipated value to XCL of the services rendered by such individuals, their present and potential contributions to XCL's success and such other factors as the Committee in its discretion shall deem relevant. All decisions made by the Committee or, if applicable, the Directors in selecting the optionees, in establishing the number of shares which may be issued under each Award and in construing the provisions of the Plan shall be final.

     (d) The Committee shall report to the Board the names of persons granted Awards, the number of shares involved, and the terms and conditions of each Award.

      (e) No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or Award and service on the Committee shall constitute service as a director, entitling such Committee member to indemnification and reimbursement for such service to the same extent as for service rendered as a director.

      12. Tax Withholding. The Committee may require any person entitled to receive payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Committee shall also have the exclusive right to permit an individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may determine from time to time in compliance with the provisions of Rule 16b-3(e) promulgated under the Exchange Act, as such Rule or any other comparable Rule may be in effect from time to time.

      13. Effective Date and Termination. The effective date of the prior plan as approved by the shareholders of XCL was June 2, 1992. The effective date of this amended and restated Plan shall be June 1, 1997 provided that it is approved by the shareholders of XCL within twelve months of such date.
Specifically, Options granted under the Plan shall not be exercisable unless and until such approval is obtained. This Plan shall terminate on June 2, 2002, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee or grantee, any of his rights or obligations and any Award made under the Plan.

      14. Amendments. The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action of the Board may alter the provisions of the Plan so as to alter any outstanding Awards to the detriment of the optionee or grantee without his consent, and, no amendment to the Plan shall be made without stockholder approval which shall (i) increase (except as provided in Section 9) the total number of shares reserved for issuance pursuant to the Plan; (ii) change the class of individuals entitled to participate under the Plan; or (iii) withdraw the administration of the Plan from a committee consisting of at least two "disinterested persons" (as defined in
Section 11(a)). The Committee may, from time to time, alter, amend, cancel or terminate any outstanding Award, in any manner not inconsistent with the Plan; provided, however, that no such action of the Committee may alter, amend, cancel or terminate an Award to the detriment of the optionee or grantee without his consent. The Plan may not be amended more than once every six months except to comport with changes to the Code, the Employee Retirement Income Security Act, the Exchange Act, or the rules and regulations thereunder. Notwithstanding anything in the Plan to the contrary, the Board shall have the power to amend the Plan to conform the Plan to all applicable requirements of law.

      15. No Right to Employment. No person shall have any claim or right to receive grants of Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any employee any right to be retained in the employ of the Company or to interfere with or to limit in any way the right of the Company to terminate the employment of such individual at any time.

     16. Registration. Although there shall be no obligation or duty for XCL to register under the Securities Act or any state securities law at any time the Awards that may be granted hereunder or the Stock that may be issuable upon grant or exercise of such Awards, XCL shall make commercially reasonable efforts to do so. XCL shall not be required to issue or deliver any shares of Stock prior to completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation if XCL shall determine that issuance or delivery will hinder such registration or qualification to be necessary or desirable.

                                                       APPENDIX D


              XCL LTD. APPRECIATION GRANT AGREEMENT



      XCL Ltd., a Delaware corporation (the "Company" or "XCL"), as of this 1st day of June, 1997, hereby irrevocably grants to M.
W. Miller, Jr. ("Executive") in consideration of services rendered and to be rendered by the Executive, the right to receive certain compensation from time to time upon exercise of this appreciation grant (the "Appreciation Grant") based upon the then-appreciation amount ("Appreciation Amount") as described hereunder pursuant to the Company's Long-Term Stock Incentive Plan (as amended and restated effective June 1, 1997) (the "Plan") on or before June 1, 2007 (the "Expiration Date") as of which date this Appreciation Grant expires, subject however to the following terms and conditions:

      1. Appreciation Amount. As of any time of exercise by Executive, the total then-Appreciation Amount will be an amount equal to 5% of the positive difference, if any, between the market capitalization of XCL as of June 1, 1997 and the market capitalization of XCL as of such time of exercise, reduced in each case by a percentage equal to the total percentages as to which Executive has previously exercised this Appreciation Grant. For purposes of the foregoing provision, the market capitalization of XCL as of any date shall be the aggregate total of : the total number of outstanding shares of XCL's Common Stock as of such date, the total number of outstanding shares of any issue of Preferred Stock issued by XCL as of such date, the total number of outstanding options and warrants to acquire (whether by purchase, conversion or otherwise) XCL securities issued by XCL as of such date; multiplied, in the case of shares of XCL's Common Stock or XCL's Preferred Stock, by the per share average of the Fair Market Value of such shares for the 30-day period immediately preceding such date of exercise and in the case of options or warrants by the per unit fair market value of such options or warrants as of such date as determined by the Board of Directors of the Company.

      2. Time and Rules of Exercise. Executive may exercise this Appreciation Grant, in whole or in 10% increments, as of each June 1 or December 1 from and after June 1, 2002 by giving 45 days advance written notice of such exercise to the Company and of the percentage of the Appreciation Grant as to which the Appreciation Grant is to be exercised. Upon each exercise of the Appreciation Grant, Executive must tender to the Company a payment equal to twenty percent (20%) of the Appreciation Amount payable to him upon such exercise (which payment shall be deemed made and netted against such Appreciation Amount in the case of payment to him of the Appreciation Amount in cash; provided, however, that Executive shall cease to have an obligation to pay any exercise price to the Company as consideration for exercise of the Appreciation Grant after he has paid an aggregate of five million dollars in the exercise of the Appreciation Grant. From and after the date he has paid an aggregate of five million dollars to the Company in exercise of the Appreciation Grant, Executive shall not be required to tender any further consideration to the Company as a condition to exercise of this Appreciation Grant. Within 10 days after receipt of notice from Executive of Executive's election to exercise this Appreciation Grant in whole or in part provided that it has by such time received from Executive any exercise price owed in consideration of such exercise, the Company shall tender to Executive a compensation payment equal to the percentage of the then-total Appreciation Amount (or applicable net amount in the case of cash payment thereof) as to which the Appreciation Grant is being exercised. Such compensation payment shall be paid, as elected by the Company, in cash or in shares of Common Stock or a combination thereof. In the event that Executive exercises this Appreciation Grant as to less than the entire amount of the then-total Appreciation Amount, the percentage as to which Executive exercises this Appreciation Grant shall be canceled and shall no longer be available for payment of compensation based upon appreciation thereafter in the Company's market capitalization.

      3. Mergers, Consolidations, Etc. If the Company shall at any time merge or consolidate with or into another corporation, Executive will thereafter receive, upon the exercise of this Appreciation Grant at the election of the Company either cash or the securities or property which a holder of the Company's Stock would be entitled to receive upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that provisions of this Appreciation Grant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable in connection with any such merger or consolidation. A sale of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) constituted primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. In the event of the proposed dissolution, liquidation or reorganization of the Company, other than pursuant to a merger or consolidation as hereinabove provided, this Appreciation Grant shall terminate as of a date to be fixed by the Company's Compensation Advisory Committee; provided that not less than 120 days (or such shorter period as shall elapse between the date the Board of Directors shall decide upon a dissolution, liquidation or reorganization and the effective date of such dissolution, liquidation or reorganization) prior written notice shall be given to Executive and Executive shall have the right, during such period to exercise this Appreciation Grant as to all or any part of the then Appreciation Amount covered thereby, including Shares as to which this Appreciation Grant would not otherwise be exercisable.

     4.     Expiration.

     (a) This Appreciation Grant shall expire and become null and void at 5:00 p.m. Lafayette, Louisiana time, on the Expiration Date or, if earlier, the date Executive's employment with the Company is terminated by the Company for "cause" or by Executive without "good reason". This Appreciation Grant shall not terminate upon the Executive's termination of employment with the Company for any reason other than termination of such employment by the Company for "cause" or termination of such employment by Executive without "good reason". For purposes of this agreement, the term "cause" shall mean Executive's (i) engagement in gross negligence or willful misconduct in the performance of his duties with respect to the Company and any of its affiliates, (ii) conviction of a felony or misdemeanor, (iii) refusal without proper legal reason to perform his duties and responsibilities to the Company or any of its affiliates or (iv) breach of any provision of a written employment agreement; provided, however, that if Executive's employment with the Company is subject to and governed by the terms of a written employment contract as of the date of Executive's termination of employment, the term "cause" for purposes of this agreement shall include only those events or circumstances which, pursuant to the terms of such employment agreement, enable the Company to terminate Executive's employment without liability to Executive (whether in the nature of breach of contract damages, liquidated damages, punitive damages, compensatory damages or otherwise). For purposes of this Agreement, the term "good reason" shall mean
(i) the removal of Executive as Chief Executive Officer of the Company, (ii) a reduction in Executive's annual base salary by more than 10% unless such reduction was pursuant to a Company-wide cost reduction program pursuant to which all Company employees were treated substantially equally, (iii) a breach by the Company of any obligation owed to Executive under any written agreement between Executive and the Company with respect to Executive's employment with, or benefits from, the Company or any of its affiliates), or (iv) death or total disability of Executive.

      (b) Notwithstanding any provision in this Appreciation Grant or the Plan to the contrary, this Appreciation Grant shall become immediately exercisable in whole or in part, at the election of Executive, upon the occurrence of an event which constitutes a change of control of XCL. For purposes of this Paragraph (b), a "change in control of XCL" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (Y) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than XCL or any person who on the date the Plan is amended is a director or officer of XCL is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of XCL's then outstanding securities, unless such person owns, directly or indirectly, as of the date the Plan is amended, more than 25% of the combined voting power of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33% or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33% or more of such combined voting power shall not constitute a "change in control of XCL" if (1) such combined voting power does not exceed 37-1/2% or more of the combined voting power of XCL's then outstanding securities, and (2) either
(i) to the extent any such increase in a Major Stockholder's beneficial ownership results from a redemption or purchase by XCL of its securities, or (ii) if the Board, by vote of two-thirds (2/3) of the full Board, in good faith, determines (hereinafter referred to as a "Determination") both (A) that such acquisition does not constitute, in fact, a change in the control of XCL and
(B) that such Major Stockholder does not and cannot then control XCL or (Z) during any period of two consecutive years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. Further notwithstanding any provision in this Appreciation Grant and the Plan to the contrary, from and after the occurrence of a "change of control of XCL", the Company shall pay to Executive upon any exercise of this Appreciation Grant at least 40% of the net amount payable in respect of such exercise in cash.

      5. Transferability. This Appreciation Grant is granted in recognition of personal services of the Executive to the Company or its affiliates and is not assignable or transferable other than by will or by the laws of descent and distribution. During the lifetime of the Executive, this Appreciation Grant may be exercisable only by him.

      6. Subject to Plan. This Appreciation Grant has been issued under the Plan and is specifically subject to and conditioned upon approval by the stockholders of the Company of
(i)  the  June 1, 1997 amendment and restatement of the Plan  and
(ii) separately, this Appreciation Grant and shall be null and void ab initio if either of such approvals are not obtained. In addition to the provisions hereof, this Appreciation Grant will be subject to the power under the Plan of the Company's Compensation Advisory Committee and Board of Directors to make interpretations of the Plan, and to make determinations and take other actions with respect to the Plan; provided, however, that if any such interpretations, determinations, or other actions shall conflict with any of the provisions of this Agreement, the provisions hereof shall control. By acceptance hereof, Executive acknowledges receipt of a copy of the Plan and recognizes and agrees that determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors or by the Compensation Advisory Committee.

      7. Status of Shares of Common Stock. Executive agrees that (i) any shares of Common Stock acquired upon exercise of this Appreciation Grant will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws, (ii) the certificates representing such shares of Common Stock shall bear such legend or legends as the Committee deems appropriate to assure compliance with applicable securities laws, (iii) the Company may refuse to register the transfer of the shares of Common Stock on the stock transfer records of the Company if such proposed transfer would constitute a violation of any applicable securities laws, and (iv) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of shares of Common Stock.

      8. Securities Laws. Executive acknowledges that he has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Exchange Act, state securities or Blue Sky laws, and the rules and regulations thereunder (in particular, Rule 144, promulgated under the Act and Section 16 of the Exchange Act, and Rule 16b-3 promulgated thereunder), concerning the shares which may be issued upon exercise of this Appreciation Grant and agrees to be bound by the restrictions embodied in such Act, the Exchange Act, state securities or Blue Sky laws, and all the rules and regulations promulgated thereunder.

     9. The Company's Right to Terminate Employment. Nothing contained in this Agreement shall confer upon Executive the right to employment by the Company or any of its Affiliates.

      10. Withholding. Executive hereby agrees that he will make such arrangements as the Company deems necessary to discharge any federal, state or local employment or withholding taxes imposed upon the Company in respect of this Appreciation Grant.

      11. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or under standings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without written consent of the parties hereto.

     12. Governing Law. This Agreement and all amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of Delaware.

      13. Notices. Notices given pursuant hereto shall be registered or certified mail and shall be deemed delivered four
(4) days after deposit in the United States mail, postage prepaid, addressed as follows:

          If to the Company:

          c/o XCL Ltd.
          110 Rue Jean Lafitte
          Lafayette, Louisiana  70508

           If to Executive, to the address below Executive's signature.

      IN WITNESS WHEREOF, this Agreement is executed as of the ____day of ___________, 19___.

Attest                                   XCL LTD.



By:--------------------------             By:-----------------------
Name:------------------------             Name:---------------------
Title:-----------------------             Title:--------------------

          The undersigned Executive hereby accepts the foregoing Appreciation Grant Agreement dated as of 1st day of June, 1997 (the "Date of Grant"), and the undertakings on his part contained therein, and agrees to all of the terms and conditions thereof.


                                   By-------------------------------
                                                  EXECUTIVE

                              Address:------------------------------
                                      ------------------------------

                                 XCL LTD.
                         (a Delaware corporation)

                           COMMON STOCK PROXY
       FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                             OF SHAREHOLDERS
                      TO BE HELD DECEMBER 17, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock, $.01 par value ("Common Stock") of XCL Ltd. (the "Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, Wednesday, December 17, 1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement of the Company's Certificate of Incorporation, FOR approval of the 1997 LTSIP Restatement, FOR approval of the award of the Appreciation Option to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class I directors to serve a three-year term until the 2000 Annual Meeting of Shareholders, to wit: Arthur W. Hummel, Jr., Michael Palliser and Benjamin B. Blanchet.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of an amendment and restatement  of
          the Certificate of Incorporation to provide for a one-for-fifteen reverse split of the issued Common Stock and certain nonsubstantive ministerial changes.

          [   ]    FOR          [  ]   AGAINST     [   ]  ABSTAIN

Proposal 3.      The approval of amendment and restatement of the
          Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          [   ]   FOR          [  ]   AGAINST     [   ]  ABSTAIN

Proposal  4.      The  approval of an award  of  an  Appreciation
Option to M.W. Miller, Jr.

          [   ]   FOR          [  ]   AGAINST     [   ]  ABSTAIN

Proposal 5.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated November 20, 1997.


THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I plan to attend the Special Meeting in Lieu of Annual Meeting of Shareholders:

      Yes [  ]       No [  ]

                            XCL LTD.
                    (a Delaware corporation)

                   AMENDED SERIES A PREFERRED
                           STOCK PROXY
        FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                         OF SHAREHOLDERS
                  TO BE HELD DECEMBER 17, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Amended Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series A Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, Wednesday, December 17, 1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Amended Series A Preferred Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement the Company's Certificate of Incorporation, FOR approval of the 1997 LTSIP Restatement, and FOR approval of the award of the Appreciation Option to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class I directors to serve a three-year term until the 2000 Annual Meeting of Shareholders, to wit: Arthur W. Hummel, Jr., Michael Palliser and Benjamin B. Blanchet.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of an amendment and restatement  of
          the Certificate of Incorporation to provide for a one-for-fifteen reverse split of the issued Common Stock and certain nonsubstantive ministerial changes.

          [   ]    FOR          [  ]   AGAINST     [   ]  ABSTAIN

Proposal 3.     The approval of  amendment and restatement of the
          Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          [   ]    FOR          [  ]   AGAINST     [   ]  ABSTAIN

Proposal 4.      The  approval  of  an award of  an  Appreciation
          Option to M.W. Miller, Jr.

          [   ]    FOR          [  ]   AGAINST     [  ]  ABSTAIN

Proposal 5.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated November 20, 1997.


THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I plan to attend the Special Meeting in Lieu of Annual Meeting of Shareholders:

      Yes [  ]       No [  ]

                            XCL LTD.
                    (a Delaware corporation)

                       SERIES B PREFERRED
                           STOCK PROXY
        FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                         OF SHAREHOLDERS
                  TO BE HELD DECEMBER 17, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, Wednesday, December 17, 1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

       THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND
               A SPACE FOR YOUR VOTE AND SIGNATURE
               ARE SET FORTH ON THE REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If  this  proxy  is  properly executed, the shares  of  Series  B
Preferred Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement of the Company's Certificate of Incorporation, FOR approval of the 1997 LTSIP Restatement, and FOR approval of the award of the Appreciation Option to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal 1.      The  election  of  three  (3)  directors  to  be
          designated as Class I directors to serve a three-year term until the 2000 Annual Meeting of Shareholders, to wit: Arthur W. Hummel, Jr., Michael Palliser and Benjamin B. Blanchet.

          [     ]     FOR ALL NOMINEES

          [     ]     WITHHOLD FOR ALL NOMINEES

          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          _______________________________________________________


Proposal 2.      The approval of an amendment and restatement  of
          the Certificate of Incorporation to provide for a one-for-fifteen reverse split of the issued Common Stock and certain nonsubstantive ministerial changes.

          [  ]    FOR          [  ]   AGAINST     [  ]  ABSTAIN

Proposal 3.      The approval of amendment and restatement of the
          Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          [  ]    FOR          [  ]   AGAINST     [  ]  ABSTAIN

Proposal 4.      The  approval  of  an award of  an  Appreciation
          Option to M.W. Miller, Jr.

          [  ]    FOR          [  ]   AGAINST     [  ]   ABSTAIN

Proposal 5.      In  their  discretion, to vote upon  such  other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated November 20, 1997.


THIS PROXY MUST BE SIGNED AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such.
If the signer is a corporation, please sign full corporate name by a duly authorized officer.

                              ___________________________________
                              DATE
                              ___________________________________
                              SIGNATURE
                              ___________________________________
                              SIGNATURE

I plan to attend the Special Meeting in Lieu of Annual Meeting of Shareholders:

      Yes [  ]   No [  ]